                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[X] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[_] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                         FAY'S INCORPORATED
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[X] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: $104,897

    (2) Form, Schedule or Registration Statement No.:  333-

    (3) Filing Party:  J.C. Penney Company, Inc.

    (4) Date Filed:  August 19, 1996

                              FAY'S INCORPORATED
                           7245 HENRY CLAY BOULEVARD
                           LIVERPOOL, NEW YORK 13088

                                                                         , 1996

Fellow Shareholders:

  On August 5, 1996, Fay's Incorporated ("Fay's") entered into a Merger Agreement with J. C. Penney Company, Inc. ("JCPenney") pursuant to which each outstanding share of Fay's Common Stock will be converted into a fractional share of JCPenney Common Stock valued at $12.75, subject to a minimum per share exchange of .2253397 of a share of JCPenney Common Stock, a maximum per share exchange of .2754151 of a share of JCPenney Common Stock, and appraisal rights, as more fully described in the accompanying Proxy Statement/Prospectus.

  Your Board of Directors has called a Special Meeting of the holders of Fay's Common Stock to consider the approval of the Merger Agreement. The meeting
will be held at 10:00 a.m., local time, on    , 1996 at    .

  The Board of Directors of Fay's has determined that the merger is fair to, and in the best interests of, Fay's and its shareholders and has recommended to the holders of Fay's Common Stock that they vote for the adoption of the merger agreement for the reasons set forth in the accompanying Proxy Statement/Prospectus. Such Proxy Statement/Prospectus contains a detailed description of the terms and conditions of the merger, a copy of the merger agreement, and a discussion of the background of the transaction and JCPenney's and Fay's respective businesses.

  Your vote is very important. I urge that each holder of Fay's Common Stock be represented in person or by proxy at this meeting, regardless of the number of shares you own or whether you are able to attend the meeting. Please complete, sign, date and return the enclosed proxy card as soon as possible. Please do not send any stock certificates at this time. This action will not limit your right to vote in person at the meeting if you wish to do so. A proxy may be revoked at any time before it is exercised.

  We would like to take this opportunity to thank our shareholders for their support over the years.

              Sincerely,

              Henry A. Panasci, Jr.       David H. Panasci
              Chairman of the Board and   President and Chief Operating
              Chief Executive Officer     Officer

                              FAY'S INCORPORATED
                           7245 HENRY CLAY BOULEVARD
                           LIVERPOOL, NEW YORK 13088

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on       , 1996

  A Special Meeting of the holders of Common Stock of Fay's Incorporated, a New York corporation ("Fay's"), will be held at 10:00 a.m., local time, on
   ,    , 1996 at          for the following purpose:

  To consider a proposal to approve and adopt the Agreement and Plan of Merger, dated as of August 5, 1996 (the "Merger Agreement"), relating to the merger ("Merger") of Beta Acquisition Corp., a New York corporation and a wholly owned subsidiary of J. C. Penney Company, Inc., a Delaware corporation ("JCPenney"), with and into Fay's pursuant to which each outstanding share of Fay's common stock, of the par value of $.10 per share ("Fay's Common Stock"), will be converted into the right to receive a fractional share of JCPenney common stock of 50c par value ("JCPenney Common Stock") valued at $12.75, subject to a minimum per share exchange of .2253397 of a share of JCPenney Common Stock, a maximum per share exchange of .2754151 of a share of JCPenney Common Stock and appraisal rights, as more fully described in the accompanying Proxy Statement/Prospectus.

A copy of the Merger Agreement is attached as Appendix I to the Proxy Statement/Prospectus that accompanies this Notice of Special Meeting.

  The Board of Directors of Fay's has established the close of business on
   , 1996 (the "Record Date") as the record date for the determination of Fay's shareholders entitled to notice of and to vote at the Special Meeting or any adjournments thereof. Only holders of record of shares of Fay's Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. Holders of Fay's Common Stock who properly dissent in compliance with the applicable provisions of the New York Business Corporation Law (the "NYBCL") will be entitled, as an alternative to receiving shares of JCPenney Common Stock in the Merger, to a judicial determination of the fair value in cash of their shares of Fay's Common Stock as of the day prior to the Special Meeting and other rights and benefits provided thereunder. See "The Merger--Appraisal Rights of Dissenting Shareholders" in the accompanying Proxy Statement/Prospectus and Sections 623 and 910 of the NYBCL attached as Appendix III thereto.

  The affirmative vote of the holders of at least two-thirds of the outstanding shares of Fay's Common Stock is required for approval and adoption of the Merger Agreement. The Board of Directors recommends that Fay's shareholders vote "FOR" the approval and adoption of the Merger Agreement. See "The Merger--Recommendation of the Board of Directors of Fay's; Reasons for the Merger" in the accompanying Proxy Statement/Prospectus.

  Holders of Fay's Common Stock, whether or not they expect to be present at the meeting, are requested to complete, sign, and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose. Any person giving a proxy has the power to revoke it at any time before it is voted at the Special Meeting, and shareholders who are present at the meeting may withdraw their proxies and vote in person.

                                          By Order of the Board of Directors:

                                          Warren D. Wolfson
                                          Senior Vice President and Secretary

Liverpool, New York
   , 1996

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                             SUBJECT TO COMPLETION

          PRELIMINARY PROXY STATEMENT/PROSPECTUS DATED AUGUST 19, 1996

                                 PROSPECTUS OF

                           J. C. PENNEY COMPANY, INC.

                               PROXY STATEMENT OF

                               FAY'S INCORPORATED

                                  -----------

  This Proxy Statement/Prospectus ("Proxy Statement/Prospectus") relates to the proposed merger (the "Merger") of Beta Acquisition Corp., a New York corporation ("Merger Sub") and wholly owned subsidiary of J. C. Penney Company, Inc., a Delaware corporation ("JCPenney"), with and into Fay's Incorporated, a New York corporation ("Fay's"), pursuant to the Agreement and Plan of Merger, dated as of August 5, 1996, among JCPenney, Merger Sub and Fay's (the "Merger Agreement") pursuant to which Fay's would become a wholly owned subsidiary of JCPenney. Pursuant to the Merger, each share of common stock, of the par value of $.10 per share, of Fay's ("Fay's Common Stock") outstanding immediately prior to the effective time of the Merger (the "Effective Time") would be converted into the right to receive a fractional share of common stock of 50c par value of JCPenney ("JCPenney Common Stock") valued at $12.75, subject to a minimum per share exchange of .2253397 of a share of JCPenney Common Stock, a maximum per share exchange of .2754151 of a share of JCPenney Common Stock and appraisal rights, as more fully described herein. See "The Merger--Certain Terms of the Merger Agreement--Consideration to be Paid in the Merger and Conversion of Shares."

  This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Fay's for use at the Special Meeting of Shareholders of Fay's (including any adjournments or
postponements thereof) to be held on    , 1996 (the "Special Meeting"). Only
Fay's shareholders of record at the close of business on    , 1996 (the "Record
Date") are entitled to notice of, and to vote at, the Special Meeting. This Proxy Statement/Prospectus and the accompanying form of proxy are first being
mailed to holders of Fay's Common Stock on or about    , 1996. At the Special
Meeting, holders of Fay's Common Stock will be asked to consider the approval and adoption of the Merger Agreement. This Proxy Statement/Prospectus also constitutes a prospectus of JCPenney with respect to the shares of JCPenney Common Stock to be issued to holders of Fay's Common Stock pursuant to the Merger Agreement.

  [The JCPenney Common Stock offered hereby has been approved for listing on The New York Stock Exchange (the "NYSE"), subject to official notice of
issuance.] On    , 1996, the per share closing sales prices of JCPenney Common
Stock and Fay's Common Stock as reported on the New York Stock Exchange
Composite Transactions Reporting System were $    and $   , respectively.

                                  -----------

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION OR ANY STATE  SECURITIES COMMISSION NOR HAS THE SECURI-
   TIES AND  EXCHANGE COMMISSION OR  ANY STATE SECURITIES  COMMISSION PASSED
    UPON THE ACCURACY OR  ADEQUACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY
      REPRESENTA-
                  TION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            The date of this Proxy Statement/Prospectus is    , 1996

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT/PROSPECTUS IN CONNECTION WITH THE SOLICITATION OF PROXIES OR THE OFFERING OF SECURITIES MADE HEREBY AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY JCPENNEY OR FAY'S. THIS PROXY STATEMENT/PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY SECURITIES, OR THE SOLICITATION OF A PROXY, IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION OF AN OFFER OR PROXY SOLICITATION. NEITHER THE DELIVERY OF THIS PROXY STATEMENT/PROSPECTUS NOR ANY DISTRIBUTION OF THE SECURITIES OFFERED HEREBY SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF JCPENNEY OR FAY'S SINCE THE DATE HEREOF OR THAT THE INFORMATION SET FORTH OR INCORPORATED BY REFERENCE HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

  THIS PROXY STATEMENT/PROSPECTUS INCORPORATES BY REFERENCE CERTAIN DOCUMENTS WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. JCPENNEY AND FAY'S EACH UNDERTAKES TO PROVIDE COPIES OF SUCH DOCUMENTS (OTHER THAN EXHIBITS TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS ARE SPECIFICALLY INCORPORATED BY REFERENCE INTO SUCH DOCUMENTS), WITHOUT CHARGE, TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER OF FAY'S COMMON STOCK, TO WHOM THIS PROXY STATEMENT/PROSPECTUS IS DELIVERED, UPON WRITTEN OR ORAL REQUEST TO, IN THE CASE OF DOCUMENTS RELATING TO
JCPENNEY: J. C. PENNEY COMPANY, INC., PUBLIC INFORMATION, P.O. BOX 10001, DALLAS, TEXAS 75301-4302 (TELEPHONE (214) 431-1488), AND, IN THE CASE OF DOCUMENTS RELATING TO FAY'S: FAY'S INCORPORATED, 7245 HENRY CLAY BOULEVARD, LIVERPOOL, NEW YORK 13088 (TELEPHONE (315) 451-8000), ATTENTION: WARREN D. WOLFSON, SECRETARY. IN ORDER TO ENSURE TIMELY DELIVERY OF SUCH DOCUMENTS, ANY
REQUEST SHOULD BE MADE BY    , 1996 [INSERT THE DATE THAT IS 5 BUSINESS DAYS
BEFORE THE SPECIAL MEETING].

                             AVAILABLE INFORMATION

  JCPenney and Fay's are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information filed with the Commission by JCPenney and Fay's can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at Seven World Trade Center, 13th Floor, New York, New York 10048, and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission also maintains a Web site (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy statements and other information concerning JCPenney and Fay's may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

  JCPenney has filed with the Commission a Registration Statement on Form S-4 (together with all amendments, supplements and exhibits thereto, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the JCPenney Common Stock to be issued pursuant to the Merger Agreement. This Proxy Statement/Prospectus constitutes a prospectus of JCPenney filed as part of the Registration Statement. The information contained herein with respect to JCPenney and its affiliates, including Merger Sub, has been provided by JCPenney, and the information contained herein with respect to Fay's and its affiliates has been provided by Fay's. This Proxy Statement/Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which were omitted in accordance with the rules and regulations of the Commission. Such omitted information can be inspected at and obtained from the Commission and the NYSE in the manner set forth above. For further information, reference is hereby made to the Registration Statement. Any statements contained herein concerning the provisions of any document filed as an exhibit to the Registration Statement or otherwise filed with the Commission are not necessarily complete and, in each instance, reference is made to the copy of such document so filed. Each such statement is qualified in its entirety by such reference.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

  The following documents of JCPenney, which have been filed with the Commission pursuant to the Exchange Act, are incorporated herein by reference:

    1. JCPenney's Annual Report on Form 10-K for the 52 weeks ended January 27, 1996 ("JCPenney 1995 Form 10-K").

    2. JCPenney's Quarterly Report on Form 10-Q for the 13 weeks ended April 27, 1996 ("JCPenney 1996 First Quarter Form 10-Q").

    3. J. C. Penney Funding Corporation's Annual Report on Form 10-K for the 52 weeks ended January 27, 1996.

    4. J. C. Penney Funding Corporation's Quarterly Report on Form 10-Q for the 13 weeks ended April 27, 1996.

  The following documents of Fay's, which have been filed with the Commission pursuant to the Exchange Act, are incorporated herein by reference:

    1. Fay's Annual Report on Form 10-K for the 52 weeks ended January 27, 1996 ("Fay's 1996 Form 10-K").

    2. Fay's Quarterly Report on Form 10-Q for the thirteen weeks ended April 27, 1996 ("Fay's 1996 First Quarter Form 10-Q").

    3. Fay's Current Report on Form 8-K dated August 7, 1996.

  All documents and reports filed with the Commission by JCPenney or Fay's pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement/Prospectus and prior to the termination of the offering of JCPenney Common Stock contemplated hereby shall be deemed to be incorporated by reference herein and to be a part hereof from the respective dates of filing of such documents or reports.

  All information appearing in this Proxy Statement/Prospectus or in any document incorporated herein by reference is not necessarily complete and is qualified in its entirety by the information and financial statements (including notes thereto) appearing in the documents incorporated herein by reference and should be read together with such information and documents.

  Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement/Prospectus to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement/Prospectus.

  THE COMMISSIONER OF INSURANCE OF THE STATE OF NORTH CAROLINA HAS NOT APPROVED OR DISAPPROVED THIS OFFERING NOR HAS THE COMMISSIONER PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.

                               TABLE OF CONTENTS

                                                                      PAGE
                                                                      ----
AVAILABLE INFORMATION...............................................   2
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.....................   3
SUMMARY.............................................................   5
  The Companies.....................................................   5
  The Special Meeting...............................................   5
  The Merger........................................................   6
  Market Prices and Dividend Information............................  12
  Certain Per Share Financial Information...........................  13
  JCPenney Selected Historical Consolidated Financial Data..........  14
  Fay's Selected Historical Consolidated Financial Data.............  15
THE COMPANIES.......................................................  16
  JCPenney..........................................................  16
  Fay's.............................................................  17
THE SPECIAL MEETING.................................................  18
  Date, Time, Place and Purpose.....................................  18
  Record Date and Shares Entitled to Vote...........................  18
  Quorum............................................................  18
  Vote Required.....................................................  18
  Voting of Proxies.................................................  18
  Revocation of Proxies.............................................  18
  Solicitation of Proxies...........................................  19
  Shares Held by Fay's Management; Stockholders Agreement...........  19
THE MERGER..........................................................  20
  General...........................................................  20
  Background of the Merger..........................................  20
  Recommendation of the Board of Directors of Fay's; Reasons for
   the Merger.......................................................  22
  Opinion of Bear Stearns as Financial Advisor to Fay's.............  23
  Interests of Certain Persons in the Merger........................  28
  Certain Terms of the Merger Agreement.............................  31
  Certain Terms of the Stockholders Agreement.......................  41
  Certain United States Federal Income Tax Considerations...........  43
  Accounting Treatment..............................................  44
  Certain Regulatory Matters........................................  44
  Amendment to Fay's Rights Agreement...............................  45

  Appraisal Rights of Dissenting Shareholders.......................  45

                                                                     PAGE
                                                                     ----
  Restrictions on Resales of JCPenney Common Stock by Affiliates....  49
DESCRIPTION OF JCPENNEY CAPITAL STOCK...............................  50
  JCPenney Common Stock.............................................  50
  JCPenney Preferred Stock..........................................  50
COMPARATIVE RIGHTS OF HOLDERS OF FAY'S COMMON STOCK AND JCPENNEY
 COMMON STOCK.......................................................  55
  General...........................................................  55
  Number and Classification of Board of Directors...................  55
  Action by Stockholders' Written Consent...........................  55
  Vote Necessary to Effectuate Merger...............................  55
  Voting Rights.....................................................  56
  Liquidation Rights................................................  57
  Appraisal Rights..................................................  57
  Issuance of Rights or Options to Purchase Shares to Directors,
   Officers and Employees...........................................  57
  Loans to Directors................................................  58
  Redeemable Shares.................................................  58
  "Anti-Greenmail"..................................................  58
  Stockholder Rights Plans..........................................  58
  Duties of the Directors...........................................  58
  Amendment of Bylaws...............................................  59
  Amendment of Certificate of Incorporation.........................  59
  Limitation on Directors' Liability................................  60
  Indemnification of Officers and Directors.........................  60
  Removal of Directors..............................................  60
  Newly Created Directorships and Vacancies.........................  61
  Special Meetings..................................................  61
LEGAL MATTERS.......................................................  62
EXPERTS.............................................................  62
SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING.......................  62
APPENDICES
  Appendix I--Agreement and Plan of Merger
  Appendix II--Bear, Stearns & Co. Inc. Fairness Opinion
  Appendix III--Sections 623 and 910 of the New York Business
   Corporation Law

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in or incorporated by reference in this Proxy Statement/Prospectus. Shareholders are urged to carefully read this Proxy Statement/Prospectus in its entirety. As used in this Proxy Statement/Prospectus, unless the context otherwise requires, the term "JCPenney" means J. C. Penney Company, Inc. together with its consolidated subsidiaries and the term "Fay's" means Fay's Incorporated together with its consolidated subsidiaries. The description of the terms of the Merger Agreement contained in this Proxy Statement/Prospectus does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement attached to this Proxy Statement/Prospectus as Appendix I and incorporated herein by reference. Capitalized terms used herein without definition are, unless otherwise indicated, defined in the Merger Agreement and used herein with such meanings.

                                 THE COMPANIES

JCPENNEY

  JCPenney, a company founded by James Cash Penney in 1902 and incorporated in Delaware in 1924, is a major retailer with department stores in all 50 states, Puerto Rico, Mexico and Chile. The major portion of JCPenney's business consists of providing merchandise and services to consumers through department stores that include catalog departments. JCPenney stores market predominantly family apparel, jewelry, shoes, accessories and home furnishings. Through its indirect wholly owned subsidiary, Thrift Drug, Inc., a Delaware corporation ("Thrift Drug"), JCPenney also operates a chain of approximately 650 drug stores predominantly in Pennsylvania, New Jersey and North Carolina.

  Merger Sub is a wholly owned subsidiary of JCPenney incorporated in New York in 1996. The principal executive offices of JCPenney and Merger Sub are located at 6501 Legacy Drive, Plano, Texas, 75024-3698, and the telephone number at such offices is (214) 431-1000. JCPenney Common Stock is listed on the NYSE under the symbol "JCP."

FAY'S

  Fay's was incorporated under the laws of the State of New York in 1966 as Fay's Drug Company, Inc. The first Fay's drug store was opened in 1958 by Mr. Henry A. Panasci, Jr. and his late father Mr. Henry Panasci. The principal business of Fay's is the operation of a chain of 224 super drug stores under the name "Fay's Drugs", 198 of which are located in upstate New York, 23 in Pennsylvania, two in Vermont and one in New Hampshire. Fay's also operates 47 traditional drug stores and one liquor store. 41 of Fay's traditional drug stores are located in upstate New York, five in Pennsylvania and one in Vermont.

  The principal executive offices of Fay's are located at 7245 Henry Clay Boulevard, Liverpool, New York 13088, and the telephone number at such offices is (315) 451-8000. Fay's Common Stock is listed on the NYSE under the symbol "FAY."

                              THE SPECIAL MEETING

DATE, TIME, PLACE AND PURPOSE

  A Special Meeting of the holders of Fay's Common Stock will be held on    ,
1996, at    , commencing at 10:00 a.m., local time, for the purpose of considering and voting upon a proposal to approve and adopt the Merger
Agreement.

RECORD DATE AND SHARES ENTITLED TO VOTE

  Holders of record of shares of Fay's Common Stock at the close of business on
   , 1996 are entitled to notice of and to vote at the Special Meeting. On the
Record Date, there were     shares of Fay's Common Stock outstanding, with each
share entitled to one vote on each matter to be acted upon at the Special
Meeting.

QUORUM AND VOTE REQUIRED

  The presence, in person or by proxy, at the Special Meeting of the holders of a majority of the shares of Fay's Common Stock outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. The affirmative vote of at least two-thirds of the shares of Fay's Common Stock outstanding and entitled to vote thereon at the Special Meeting is required to approve and adopt the Merger Agreement. Abstentions and non-voted shares, including broker non-votes, represented in person or by proxy, will be considered as being present for purposes of determining the existence of a quorum and will have the same effect as votes cast against the proposal to approve and adopt the Merger Agreement.

SHARES HELD BY FAY'S MANAGEMENT; STOCKHOLDERS AGREEMENT

  As of the Record Date, directors and executive officers of Fay's and their
affiliates were beneficial owners of an aggregate of     shares (excluding
shares purchasable upon exercise of stock options) of Fay's Common Stock (approximately % of the total shares then outstanding).

  As a condition and an inducement to JCPenney entering into the Merger Agreement, on August 5, 1996, Henry A. Panasci, Jr., the Chairman of the Board and Chief Executive Officer of Fay's and a director, and David H. Panasci, the President and Chief Operating Officer of Fay's and a director, entered into a Stockholders Agreement (the "Stockholders Agreement"), which was approved by the Board of Directors of Fay's, pursuant to which Messrs. Panasci agreed to vote all shares beneficially owned by them in favor of the proposal to approve and adopt the Merger Agreement. Messrs. Panasci beneficially own in the aggregate a total of 5,906,793 shares of Fay's Common Stock (approximately 28.1% of the total shares outstanding as of the Record Date). The obligations under the Stockholders Agreement relating to 672,298 of such shares (approximately 3.2% of the total shares outstanding as of the Record Date) are subject to any fiduciary obligations under applicable law. See "The Merger-- Certain Terms of the Stockholders Agreement." In addition, the remaining directors and executive officers of Fay's have indicated to Fay's that they intend to vote shares beneficially owned by them in favor of the proposal to approve and adopt the Merger Agreement.

                                   THE MERGER

GENERAL DESCRIPTION OF THE MERGER

  At the Effective Time (as hereinafter defined), Merger Sub will merge with and into Fay's and Fay's, as the surviving corporation, will become a wholly owned subsidiary of JCPenney. As a result of the Merger, each outstanding share of Fay's Common Stock will be converted into a fractional share of JCPenney Common Stock, together with associated Series A Junior Participating Preferred Stock purchase rights (the "Rights") under the JCPenney Rights Agreement (as hereinafter defined), equal to a fraction of a share of JCPenney Common Stock (the "Conversion Shares") obtained by dividing (i) $12.75 by (ii) the average per share Daily Price on the NYSE of JCPenney Common Stock during the ten consecutive trading days immediately preceding the date which is two trading days before the date of the Special Meeting (the "Measurement Period"); provided, however, in no event will the Conversion Shares be less than .2253397 of a share of JCPenney Common Stock or more than .2754151 of a share of JCPenney Common Stock. "Daily Price" is defined as the average of the high and low sales prices on the day in question as reported in the Wall Street Journal. Cash will be paid in lieu of issuing fractional shares of JCPenney Common Stock. Holders of Fay's Common Stock who do not vote in favor of the Merger and properly dissent in compliance with the applicable provisions of the New York Business Corporation

Law ("NYBCL") will be entitled, as an alternative to receiving shares of JCPenney Common Stock in the Merger, to a judicial determination of the fair value in cash of their shares of Fay's Common Stock as of the date prior to the Special Meeting and other rights and benefits provided thereunder.

  The Effective Time is expected to occur within two business days after the Special Meeting. As soon as reasonably practicable thereafter, each record holder of Fay's Common Stock will be mailed a letter of transmittal and instructions for use in surrendering the certificates representing Fay's Common Stock in exchange for certificates representing JCPenney Common Stock. Shareholders should not send in their certificates now, but should only return their certificates with the letter of transmittal.

  Based on the number of shares of Fay's Common Stock outstanding as of the Record Date and the closing sales price of JCPenney Common Stock set forth on the cover page of this Proxy Statement/Prospectus, the Conversion Shares would
be     of a share of JCPenney Common Stock and a total of approximately shares of JCPenney Common Stock would be issuable upon the consummation of the Merger. Such number of shares would represent approximately % of the total number of shares of JCPenney Common Stock expected to be outstanding immediately after such issuance. The precise number of Conversion Shares will be fixed between .2253397 and .2754151 of a share of JCPenney Common Stock, depending upon the sales prices for JCPenney Common Stock during the Measurement Period.

REASONS FOR THE MERGER

  The Board of Directors of Fay's believes that the Merger is an opportunity for Fay's shareholders to participate in a combined enterprise that has significantly greater resources than Fay's would have absent the Merger and to receive, on a tax-deferred basis, a premium for their Fay's Common Stock based on recent market prices.

DETERMINATION OF THE BOARD OF DIRECTORS OF FAY'S

  THE BOARD OF DIRECTORS OF FAY'S HAS DETERMINED THAT THE MERGER IS FAIR TO, AND IN THE BEST INTERESTS OF, FAY'S AND ITS SHAREHOLDERS AND RECOMMENDS TO THE HOLDERS OF FAY'S COMMON STOCK THAT THEY VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. See "The Merger--Background of the Merger" and "-- Recommendation of the Board of Directors of Fay's; Reasons for the Merger." In reaching its determination, the Board of Directors of Fay's considered a number of factors, including the opinion of Bear, Stearns & Co. Inc. ("Bear Stearns"), financial advisor to the Board of Directors of Fay's, which opinion was delivered to the Board of Directors of Fay's on August 5, 1996. In considering the recommendation of the Board of Directors of Fay's with respect to the Merger, Fay's shareholders should be aware that all of the officers and directors of Fay's have certain interests concerning the Merger separate from their interests as holders of Fay's Common Stock. See "The Merger--Interests of Certain Persons in the Merger."

  The Board of Directors of JCPenney has approved the Merger, the Merger Agreement and the issuance and reservation for issuance of JCPenney Common Stock pursuant to the terms of the Merger Agreement. See "The Merger-- Background of the Merger."

  Delaware law does not require a vote of JCPenney stockholders in connection with the Merger. Additionally, because the Merger will result in the issuance of less than 3% of the number of shares of JCPenney Common Stock previously outstanding, no vote of the JCPenney stockholders is required in connection with the Merger under the rules of the NYSE. Furthermore, neither the Restated Certificate of Incorporation of JCPenney (the "JCPenney Charter") nor the bylaws of JCPenney (the "JCPenney Bylaws") require any vote of its stockholders in connection with the Merger.

OPINION OF FAY'S FINANCIAL ADVISOR

  Bear Stearns delivered its written opinion, dated August 5, 1996, to the Board of Directors of Fay's that, as of such date, the consideration to be received in the Merger by the shareholders of Fay's is fair, from a financial point of view, to such shareholders. For information regarding the opinion of Bear Stearns, including the assumptions made, procedures followed, matters considered and limits of the review undertaken, see "The Merger--Opinion of Bear Stearns as Financial Advisor to Fay's." Fay's shareholders are urged to read carefully in its entirety the aforementioned opinion of Bear Stearns, a copy of which is attached as Appendix II to this Proxy Statement/Prospectus and incorporated herein by reference.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  Each member of the Board of Directors of Fay's and each executive officer of Fay's has certain interests concerning the Merger separate from their interests as holders of Fay's Common Stock including, among others, the effects of the Merger on options to purchase Fay's Common Stock, certain benefit plans, and directors' and officers' indemnification and insurance. Additionally, all executive officers of Fay's have employment agreements with Fay's that provide certain benefits upon a change in control of Fay's and certain of such executive officers have consulting agreements with Fay's that will continue in effect after the Effective Time. See "The Merger--Interests of Certain Persons in the Merger."

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

  Fay's has received an opinion from Baker & Botts, L.L.P., counsel to JCPenney, that, for United States federal income tax purposes, (i) the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) no gain or loss will be recognized by Fay's, JCPenney or Merger Sub as a result of the Merger, and (iii) no gain or loss will be recognized by the shareholders of Fay's upon the conversion of their Fay's Common Stock into shares of JCPenney Common Stock pursuant to the Merger, except with respect to cash, if any, received in lieu of fractional shares of JCPenney Common Stock or upon exercise of dissenters' rights of appraisal.

  United States persons who are holders of options to acquire Fay's Common Stock ("Fay's Options") which are assumed by JCPenney, as described below under "The Merger--Certain Terms of the Merger Agreement--Treatment of Fay's Options" will not recognize income or gain for United States federal income tax purposes upon such assumption. Holders of Fay's Options who receive cash in exchange for Fay's Options will recognize ordinary income in the amount of such cash.

  For a discussion of these and certain other United States federal income tax considerations in connection with the Merger, see "The Merger--Certain United States Federal Income Tax Consequences."

ACCOUNTING TREATMENT

  The Merger will be accounted for as a purchase for financial accounting purposes. See "The Merger--Accounting Treatment."

CERTAIN REGULATORY MATTERS

  Consummation of the Merger is conditioned upon the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). Except for filings with or approvals of the Drug Enforcement Agency and the appropriate governmental entities that regulate pharmaceutical, liquor and ammunition sales, neither JCPenney nor Fay's is aware of any other governmental or regulatory filings or approvals required in connection with the Merger, other than compliance with applicable securities laws.

CONDITIONS TO THE MERGER

  The respective obligations of JCPenney, Merger Sub and Fay's to consummate the Merger are subject to the satisfaction or waiver of certain conditions, including, among other matters, the following: (i) approval and adoption of the Merger Agreement by the holders of at least two-thirds of the outstanding shares of Fay's Common Stock entitled to vote thereon; (ii) the approval for listing on the NYSE of the JCPenney Common Stock to be issued in connection with the Merger; (iii) the expiration or termination of the applicable waiting periods under the HSR Act and the receipt of any other required governmental consents; (iv) the absence of any stop order or proceeding seeking a stop order with respect to the Registration Statement; (v) the absence of any injunction or other order issued by any court of competent jurisdiction preventing consummation of the Merger; and (vi) receipt by Fay's of a letter from counsel to either JCPenney or Fay's opining to certain tax matters relating to the Merger's treatment as a tax free reorganization for United States federal income tax purposes. Additionally, the obligations of JCPenney and Merger Sub to consummate the Merger are subject to not more than 10% of the outstanding shares of Fay's Common Stock demanding appraisal for their shares under the NYBCL. For a discussion of additional conditions to the consummation of the Merger, see "The Merger--Certain Terms of the Merger Agreement--Conditions to the Merger."

  JCPenney and Fay's anticipate that all of the conditions to the consummation of the Merger will be satisfied at the time of the Special Meeting. Either JCPenney or Fay's may extend the time for performance of any of the obligations of the other party or may, subject to applicable law, waive compliance with those obligations at its discretion.

TERMINATION OF THE MERGER AGREEMENT

  The Merger Agreement may be terminated prior to the Effective Time (i) by mutual written consent of JCPenney and Fay's or by mutual action of their respective Boards of Directors, or (ii) by either party if (a) the Merger has not been consummated on or before December 31, 1996 (provided that the terminating party shall not have failed to fulfill any obligation under the Merger Agreement that resulted in the failure of the Merger before such date);
(b) any court or governmental final order, decree, ruling or action shall have prohibited consummation of the Merger; (c) the required approval of Fay's shareholders is not received at the Special Meeting; or (d) the Board of Directors of Fay's shall have approved or recommended any Acquisition Proposal (as hereinafter defined) which is financially superior to the Merger (as determined in good faith by the Board of Directors of Fay's after consultation with Fay's financial advisors), and the Board of Directors of Fay's is advised by its outside counsel that the fiduciary duties of the Board of Directors require acceptance or recommendation of such Acquisition Proposal.

  JCPenney may terminate the Merger Agreement upon the occurrence of certain additional events or circumstances, including, among others, if (i) the Board of Directors of Fay's withdraws, modifies or changes in any manner adverse to JCPenney or Merger Sub its approval or recommendation in favor of the Merger;
(ii) after the date of the Merger Agreement there has been any Material Adverse Change (as hereinafter defined) with respect to Fay's; or (iii) the Conversion Shares (without regard to the proviso in the Merger Agreement that the Conversion Shares not be less than .2253397 of a share of JCPenney Common Stock) would be less than .2065614 of a share of JCPenney Common Stock.

  Fay's may terminate the Merger Agreement upon the occurrence of certain additional events or circumstances, including, among others, if (i) after the date of the Merger Agreement there has been any Material Adverse Change with respect to JCPenney; or (ii) the Conversion Shares (without regard to the proviso in the Merger Agreement that the Conversion Shares not be more than
 .2754151 of a share of JCPenney Common Stock) would be more than .3098420 of a share of JCPenney Common Stock. For a discussion of additional circumstances under which the Merger Agreement may be terminated, see "The Merger--Certain Terms of the Merger Agreement--Termination of the Merger Agreement."

  As used herein and in the Merger Agreement, a "Material Adverse Effect" or "Material Adverse Change" means, in respect of JCPenney or Fay's, as the case may be, any material adverse effect or change to the business, operations, assets, condition (financial or otherwise) or results of operation of such party and its Subsidiaries (as defined in the Merger Agreement) taken as a whole.

TERMINATION FEE

  If the Merger Agreement is terminated because (i) the Board of Directors of Fay's approves or recommends any Acquisition Proposal that is financially superior to the Merger (as determined in good faith by the Board of Directors of Fay's after consultation with its financial advisors), and the Board of Directors of Fay's is advised by its outside counsel that its fiduciary duties require acceptance or recommendation of such Acquisition Proposal (as hereinafter defined), or (ii) the Board of Directors of Fay's withdraws, modifies or changes its recommendation of the Merger Agreement or the Merger in a manner adverse to JCPenney or Merger Sub, then (a) Fay's will pay JCPenney in immediately available funds $4,000,000 in lieu of reimbursing JCPenney for all out-of-pocket expenses and fees actually incurred by JCPenney or its subsidiaries in connection with the Merger Agreement and the transactions contemplated thereby, and (b) if an Acquisition Transaction (as hereinafter defined) is consummated within nine months of such termination, Fay's will, on the day of such consummation, pay JCPenney in same day funds an additional amount equal to $8,000,000. See "The Merger--Certain Terms of the Merger Agreement--Fees and Expenses." As used herein and in the Merger Agreement and the Stockholders Agreement, "Acquisition Proposal" means any proposal or offer, other than a proposal or offer by JCPenney or any of its affiliates, with respect to an Acquisition Transaction, and "Acquisition Transaction" means a tender or exchange offer, a merger, consolidation or other business combination involving Fay's or any of its Subsidiaries or the acquisition in any manner of a substantial equity interest in, or substantially all of the assets of, Fay's or any of its Subsidiaries by any person other than JCPenney or Merger Sub.

RESTRICTIONS ON RESALES

  There are certain restrictions on resales of JCPenney Common Stock to be received by affiliates (as defined in the Securities Act) of Fay's at the time of the Special Meeting. See "The Merger--Restrictions on Resales of JCPenney Common Stock by Affiliates."

APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS

  Holders of Fay's Common Stock who do not vote in favor of the Merger and properly dissent in compliance with the applicable provisions of the NYBCL will be entitled, as an alternative to receiving shares of JCPenney Common Stock in the Merger, to a judicial determination of the fair value in cash of their shares of Fay's Common Stock as of the date prior to the Special Meeting and other rights and benefits provided thereunder. In addition to other procedures that must be complied with, a shareholder who wishes to dissent to the Merger must file a separate, written objection to the Merger with Fay's before or at the Special Meeting (but prior to the vote at the Special Meeting). The obligation of JCPenney to consummate the Merger is subject to the satisfaction or waiver of the condition that holders of not more than 10% of the outstanding shares of Fay's Common Stock have properly demanded appraisal rights. See "The Merger--Appraisal Rights of Dissenting Shareholders," "--Certain Terms of the Merger Agreement--Conditions to the Merger" and Appendix III to this Proxy Statement/Prospectus, which contains the full text of Sections 623 and 910 of the NYBCL (which are the provisions of the NYBCL governing appraisal rights).

COMPARATIVE RIGHTS OF HOLDERS OF FAY'S COMMON STOCK AND JCPENNEY COMMON STOCK

  Fay's is incorporated under the laws of the State of New York and JCPenney is incorporated under the laws of the State of Delaware. Holders of Fay's Common Stock, whose rights as shareholders are governed by the NYBCL, other applicable provisions of New York law, the Restated Certificate of Incorporation of Fay's (the "Fay's Charter") and the By-Laws of Fay's (the "Fay's By-Laws"), will, upon consummation of the Merger

(except for holders seeking appraisal rights), become stockholders of JCPenney and their rights as such will be governed by the Delaware General Corporation Law (the "DGCL"), other applicable provisions of Delaware law, the JCPenney Charter and the JCPenney Bylaws.

  For more detailed information regarding the terms of Fay's Common Stock and JCPenney Common Stock, see "Description of JCPenney Capital Stock" and "Comparative Rights of Holders of Fay's Common Stock and JCPenney Common Stock."

                     MARKET PRICE AND DIVIDEND INFORMATION

  JCPenney Common Stock is traded on the NYSE under the symbol "JCP." Fay's Common Stock is traded on the NYSE under the symbol "FAY." The following table sets forth, for the periods indicated, the range of high and low sales prices per share of JCPenney Common Stock and Fay's Common Stock as reported on the NYSE Composite Tape and the dividend per share of JCPenney Common Stock and the dividend per share of Fay's Common Stock.

                               JCPENNEY COMMON STOCK      FAY'S COMMON STOCK
                              ------------------------ ------------------------
FISCAL YEAR*                   HIGH     LOW   DIVIDEND  HIGH     LOW   DIVIDEND
- ------------                  ------- ------- -------- ------- ------- --------
1994
  First Quarter.............. $59     $50 7/8   $.42   $ 7 1/4 $ 6 1/8   $.05
  Second Quarter.............  54 3/4  47 1/2    .42     7 3/8   6 1/4    .05
  Third Quarter..............  54 1/4  47        .42     8       6 1/2    .05
  Fourth Quarter.............  52      39 7/8    .42     7       6        .05
1995
  First Quarter..............  46 1/2  40 7/8    .48     9 3/8   6 1/4    .05
  Second Quarter.............  50      42 5/8    .48     9 1/8   6 5/8    .05
  Third Quarter..............  49 3/4  43 1/8    .48     8 3/8   7 1/2    .05
  Fourth Quarter.............  49 1/8  41 5/8    .48     8 1/4   6 1/2    .05
1996
  First Quarter..............  51 7/8  45 3/4    .52     8       6 3/4    .05
  Second Quarter.............  53 3/8  47 1/4    .52    10 7/8   7 3/8    .05
  Third Quarter (through
   August 14)................  54 1/8  49 1/4     --    12 1/2  10 3/8     --

- --------
* The JCPenney and Fay's fiscal year identification conventions used in their respective financial statements differ in that Fay's identifies each fiscal year by the calendar year during which such fiscal year concludes, while JCPenney refers to the calendar year during which such fiscal year begins. For example, the 52 week period ended January 27, 1996 is identified as the 1995 fiscal year for JCPenney and the 1996 fiscal year for Fay's and the 52 week period ended January 28, 1995 is identified as the 1994 fiscal year for JCPenney and the 1995 fiscal year for Fay's. For convenience of comparison, unless otherwise noted, the JCPenney identification convention is used throughout this Proxy Statement/Prospectus with respect to both companies.

  On July 9, 1996, the last trading day prior to the announcement by Fay's that it had commenced preliminary negotiations with JCPenney regarding a possible Merger, the closing sales prices of JCPenney Common Stock and Fay's Common Stock as reported on the NYSE Composite Tape, were $52 and $8 5/8, respectively. On August 5, 1996, the last trading day prior to the announcement by JCPenney and Fay's that they had executed the Merger Agreement, the closing sales prices of JCPenney Common Stock and Fay's Common Stock as reported on the NYSE Composite Tape, were $53 and $11 7/8, respectively. See the cover page of this Proxy Statement/Prospectus for recent closing sales prices of JCPenney Common Stock and Fay's Common Stock. SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE JCPENNEY COMMON STOCK AND THE FAY'S COMMON STOCK.

  Following the Merger, JCPenney Common Stock will continue to be traded on the NYSE, Fay's Common Stock will cease to be traded on the NYSE, and there will be no further market for the Fay's Common Stock.

  JCPenney has paid consecutive quarterly cash dividends on JCPenney Common Stock for over 65 years through the second fiscal quarter of 1996. Future dividend payments by JCPenney are subject to action by its Board of Directors and will depend upon its level of earnings, financial requirements and other relevant factors.

  It is expected that the holders of Fay's Common Stock will receive a regular third quarter dividend of $.05 from Fay's, unless JCPenney determines to fix the record date of its regular third quarter dividend after the Effective Time (in which case, former holders of Fay's Common Stock who are holders of JCPenney Common Stock on the applicable record date will receive a third quarter dividend in respect of their JCPenney Common Stock in lieu of the third quarter dividend from Fay's). Pursuant to the Merger Agreement, JCPenney is required to give Fay's written notice of any intended record date prior to the Effective Time, as soon as reasonably practicable, but in any event at least 15 days prior to the Effective Time.

                    CERTAIN PER SHARE FINANCIAL INFORMATION

  The following tables present comparative per share information for JCPenney and Fay's on both a historical basis and a pro forma basis for the periods presented. The unaudited pro forma per share information is presented to show the pro forma effects of the Merger. The Merger will be reported using the purchase method of accounting. Pro forma net income and cash dividends per share is presented as if the Merger occurred effective at the beginning of the periods shown below and the pro forma book value per share information assumes that the Merger occurred effective at the end of the periods shown below. The pro forma per share information does not reflect any synergies which may be realized after the Merger. Such pro forma information assumes that 21,937,603 shares of Fay's Common Stock are outstanding as of the Effective Time and that the Conversion Shares are .2503774 of a share of JCPenney Common Stock, the mid-point between the maximum and minimum Conversion Shares of .2754151 and
 .2253397 of a share of JCPenney Common Stock as provided for under the Merger Agreement. The pro forma per share information is based on the historical consolidated financial statements of JCPenney and Fay's and should be read in conjunction with (i) such consolidated financial statements and the notes thereto, which are incorporated by reference in this Proxy Statement/Prospectus and (ii) the selected historical consolidated financial data of JCPenney and Fay's appearing elsewhere in this Proxy Statement/Prospectus.

                            JCPENNEY    FAY'S       PRO FORMA   FAY'S EQUIVALENT
                           HISTORICAL HISTORICAL   COMBINED(B)    PRO FORMA(D)
                           ---------- ----------   -----------  ----------------
COMPARATIVE PER SHARE
 DATA:
Net income per common
 share(a):
  52 weeks ended January
   27, 1996...............   $3.33      $ (.27)(c)   $ 3.21(c)       $ .80(c)
  13 weeks ended April 27,
   1996...................     .57         .10          .56            .14
Cash dividends per common
 share
  52 weeks ended January
   27, 1996...............    1.92         .20         1.92            .48
  13 weeks ended April 27,
   1996...................     .52         .05          .52            .13
Book value per common
 share
  52 weeks ended January
   27, 1996...............   24.76        4.56        25.37           6.35
  13 weeks ended April 27,
   1996...................   24.68        4.60        25.29           6.33

- --------
(a) With respect to Fay's historical information, represents income per share from continuing operations.
(b) The unaudited pro forma combined net income per common share on a fully diluted basis and the other unaudited pro forma combined per share data are based on the combined average number of shares of JCPenney Common Stock and Fay's Common Stock outstanding for each period, assuming a Conversion Share number of .2503774 of a share of JCPenney Common Stock for each share of Fay's Common Stock.
(c) Excluding the effect of Fay's restructuring and other charges, Fay's historical income from continuing operations per common share, pro forma combined and Fay's equivalent pro forma net income per common share was $.34, $3.26 and $.82 per share, respectively.
(d) Fay's equivalent pro forma per share amounts are calculated by multiplying the respective pro forma combined per share amount by the assumed Conversion Share number of .2503774.

                           J. C. PENNEY COMPANY, INC.

                SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

  The selected historical consolidated financial data of JCPenney and its subsidiaries shown below at, or for each year in the five-year period ended, January 27, 1996 have been derived from JCPenney's audited consolidated financial statements. This data should be read in conjunction with the audited consolidated financial statements and related notes and the report of independent public accountants included in the JCPenney 1995 Form 10-K, which is incorporated herein by reference. The selected historical consolidated financial data at, or for the 13 week periods ended, April 27, 1996 and April 29, 1995, respectively, have been derived from unaudited consolidated financial statements, which, in the opinion of management of JCPenney, reflect all adjustments, consisting only of normal recurring accruals, necessary for a fair presentation of such data at those dates or for those periods. Interim results are not necessarily indicative of the results which may be expected for any other interim period or for the full year. This data should be read in conjunction with the unaudited information at, or for the 13 week periods ended, April 27, 1996 and April 29, 1995 included in the JCPenney 1996 First Quarter Form 10-Q, which is incorporated herein by reference.

                           AT OR FOR THE
                          13 WEEKS ENDED        AT OR FOR THE      AT OR FOR THE  AT OR FOR THE
                            (UNAUDITED)        52 WEEKS ENDED      53 WEEKS ENDED 52 WEEKS ENDED
                         ----------------- ----------------------- -------------- --------------
                         APRIL 27 APRIL 29 JAN. 27 JAN. 28 JAN. 29    JAN. 30        JAN. 25
                           1996     1995    1996    1995   1994(A)      1993         1992(B)
                         -------- -------- ------- ------- ------- -------------- --------------
                                          (IN MILLIONS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA
  Total revenue......... $ 4,688  $ 4,564  $21,419 $21,082 $19,578    $18,515        $16,648
  Net income............     142      156      838   1,057     940        777             80
  Net Income per common
   share, on a fully
   diluted basis........     .57      .61     3.33    4.05    3.53       2.95            .20
  Cash dividends per
   common share.........     .52      .48     1.92    1.68    1.44       1.32           1.32
BALANCE SHEET DATA
  Total assets..........  16,782   16,059   17,102  16,202  14,788     13,467         12,444
  Long-term debt........   4,077    3,167    4,080   3,335   2,929      3,171          3,354
  Stockholders' equity..   5,890    5,669    5,884   5,615   5,365      4,705          4,188

- --------
(a) Excluding the effect of an extraordinary charge and the cumulative effect of an accounting change, after tax income was $944.0 million, or $3.55 per share, on a fully diluted basis.
(b) Excluding the effect of nonrecurring items and the cumulative effect of an accounting change, after tax income was $528.0 million, or $2.00 per share, on a fully diluted basis.

                               FAY'S INCORPORATED

                SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

  The selected historical consolidated financial data of Fay's and its subsidiaries shown below at, or for each year in the five-year period ended, January 27, 1996 have been derived from Fay's audited consolidated financial statements. This data should be read in conjunction with Fay's consolidated financial statements and related notes and the report of independent public accountants included in the Fay's 1996 Form 10-K, which is incorporated herein by reference. The selected historical consolidated financial data at, or for the 13 week periods ended, April 27, 1996 and April 29, 1995, respectively, have been derived from unaudited consolidated financial statements, which, in the opinion of management of Fay's, reflect all adjustments, consisting only of a normal and recurring nature, necessary for a fair presentation of such data at those dates or for those periods. Interim results are not necessarily indicative of the results which may be expected for any other interim period or for the full year. This data should be read in conjunction with the unaudited information at, or for the 13 week periods ended, April 27, 1996 and April 29, 1995 included in the Fay's 1996 First Quarter Form 10-Q, which is incorporated herein by reference.

                            AT OR FOR THE          AT OR FOR THE        AT OR FOR THE  AT OR FOR THE
                           13 WEEKS ENDED          52 WEEKS ENDED       53 WEEKS ENDED 52 WEEKS ENDED
                         ------------------- -------------------------- -------------- --------------
                         APRIL 27, APRIL 29, JAN. 27, JAN. 28, JAN. 29,    JAN. 30,       JAN. 25,
                           1996      1995    1996(A)    1995     1994        1993           1992
                         --------- --------- -------- -------- -------- -------------- --------------
                                             (IN MILLIONS, EXCEPT PER SHARE DATA)
INCOME STATEMENT DATA
  Net sales.............   $249      $236      $974     $921     $831        $815           $765
  Income (loss)--
   continuing
   operations...........      2         1        (6)      13       12          13             11
  Income (loss) per
   common share--
   continuing
   operations(b)........    .10       .07      (.27)     .63      .58         .65            .55
  Cash dividends per
   common share(b)......    .05       .05       .20      .20      .20         .19            .16
BALANCE SHEET DATA
  Total assets..........    294       318       299      314      280         261            264
  Long-term debt........     47        81        47       82       65          74             87
  Shareholders' equity..     96       107        95      107       97          94             85

- --------
(a) Excluding the effect of restructuring and other charges, income from continuing operations was $7.0 million or $.34 per share.
(b) Gives effect to a five for four stock split effective June 19, 1992.

                                 THE COMPANIES

JCPENNEY

 General

  JCPenney was founded by James Cash Penney in 1902. Incorporated in Delaware in 1924, JCPenney has grown to be a major retailer, operating over 1,200 JCPenney department stores in all 50 states, Puerto Rico, Mexico and Chile. The major portion of JCPenney's business consists of providing merchandise and services to consumers through department stores that include catalog departments. JCPenney stores market predominantly family apparel, jewelry, shoes, accessories and home furnishings. Through its indirect wholly owned subsidiary, Thrift Drug, JCPenney also operates a chain of approximately 650 drug stores predominantly in Pennsylvania, New Jersey and North Carolina. Additionally, JCPenney owns and operates several insurance companies, which market life, health, accident and credit insurance, and JCPenney National Bank, which offers Visa and MasterCard credit cards to consumers but does not engage in commercial lending activities.

  The business of marketing merchandise and services is highly competitive. Although JCPenney is one of the largest department store retailers in the United States, it has numerous competitors. Many factors enter into the competition for the consumer's patronage, including price, quality, style, service, product mix, convenience and credit availability. JCPenney's annual earnings depend to a significant extent on the results of operations for the last quarter of its fiscal year. Sales for that period average approximately one-third of annual sales.

  Merger Sub is a wholly owned subsidiary of JCPenney incorporated in New York in 1996 for purposes of the Merger. Merger Sub does not engage in any other business.

 Recent Developments

  The following financial information should be read in conjunction with the financial information contained in the JCPenney 1995 Form 10-K and the JCPenney 1996 First Quarter Form 10-Q.

                                          13 WEEKS ENDED      26 WEEKS ENDED
                                        ------------------- -------------------
                                         JULY 27   JULY 29   JULY 27   JULY 29
                                          1996      1995      1996      1995
                                        --------- --------- --------- ---------
                                        (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Retail sales........................... $   4,507 $   4,435 $   8,959 $   8,802
Net income............................. $      93 $     116 $     235 $     272
Per fully diluted common share:
  Net income........................... $     .37 $     .46 $     .94 $    1.07

  JCPenney's net income per share (fully diluted) for the 13 weeks ended July 27, 1996 decreased 19.6% to $.37, as compared with $.46 in the same 1995 period. Net income totaled $93 million, as compared with $116 million in the 1995 second quarter.

  Sales for the quarter increased 1.6%, to $4.5 billion. Gross margin as a percent of sales was even with last year. Selling, general, and administrative ("SG&A") expenses increased 3.9% over 1995's second quarter. As a percent of sales, SG&A expenses were 25.5% in the second quarter of 1996, as compared with 25.0% in 1995.

  Net interest expense and credit costs increased $14.0 million in 1996, as compared with 1995's second quarter. This increase was attributable to higher bad debt losses and an increase in the reserve to cover future write-offs of customer receivables. Total bad debt losses for the quarter, which increased about 30%, or about four cents per share, over the prior year, were the result of the increases in personal bankruptcies and delinquencies throughout the industry.

  Pre-tax income from JCPenney's consumer banking operation, which is also being impacted by bad debt trends, was $1.0 million, compared with $8.0 million in last year's quarter.

  Profits from JCPenney's insurance subsidiaries continued to improve. Second quarter pre-tax income of $49 million was $8 million, or 21.0%, higher than 1995's second quarter, on a revenue increase of nearly 23%.

  JCPenney's annual earnings depend to a significant extent on the results of operations for the last quarter of its fiscal year. Accordingly, interim results may not be indicative of the results for the entire fiscal year.

FAY'S

  Fay's was incorporated under the laws of the State of New York in 1966 as Fay's Drug Company, Inc. The first Fay's drug store was opened in 1958 by Mr. Henry A. Panasci, Jr. and his late father Mr. Henry Panasci. The principal business of Fay's is the operation of a chain of 224 super drug stores under the name "Fay's Drugs." 198 of the super drug stores are located in upstate New York, 23 in Pennsylvania, two in Vermont and one in New Hampshire. Fay's also operates 47 traditional drug stores and one liquor store. 41 of Fay's traditional drug stores are located in upstate New York, five in Pennsylvania and one in Vermont.

  Fay's also operates a mail order pharmacy service division under the name "PostScript Mail Order Pharmacy Services" and an institutional pharmacy division which provides pharmacy services to institutional customers, on a contract basis, including nursing homes, adult homes and prison facilities. In addition, Fay's operates a pharmacy benefits management group under the name "Optium Pharmacy Services" which provides management and administrative services to prescription drug benefit plans, and a distribution center. On July 26, 1996, Fay's sold its Paper Cutter division (which business had previously been reported as discontinued operations in Fay's financial statements).

                              THE SPECIAL MEETING

DATE, TIME, PLACE AND PURPOSE

  The Special Meeting will be held on    , 1996, at    , commencing at 10:00
a.m., local time. At the Special Meeting, the shareholders of Fay's will be asked to consider and vote upon the approval and adoption of the Merger Agreement pursuant to which, among other things, (i) Merger Sub would be merged with and into Fay's with Fay's surviving the Merger, (ii) Fay's would become a wholly owned subsidiary of JCPenney, and (iii) each outstanding share of Fay's Common Stock would be converted into the right to receive a fractional share of JCPenney Common Stock, together with associated Rights under the JCPenney Rights Agreement, equal to a fraction of a share of JCPenney Common Stock obtained by dividing (a) $12.75 by (b) the average per share Daily Price on the NYSE of JCPenney Common Stock during the Measurement Period (the ten consecutive trading days immediately preceding the date which is two trading days before the date of the Special Meeting), subject to a minimum per share exchange of .2253397 of a share of JCPenney Common Stock, a maximum per share exchange of .2754151 of a share of JCPenney Common Stock and appraisal rights. See "The Merger--Certain Terms of the Merger Agreement-- Consideration to be Paid in the Merger and Conversion of Shares."

  THE BOARD OF DIRECTORS OF FAY'S HAS APPROVED AND ADOPTED THE MERGER AGREEMENT AND RECOMMENDS THAT FAY'S SHAREHOLDERS VOTE "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

RECORD DATE AND SHARES ENTITLED TO VOTE

  The Board of Directors of Fay's has established    , 1996 as the Record
Date. Only holders of record of shares of Fay's Common Stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, there were shares of Fay's Common Stock outstanding, with each share entitled to one vote on each matter to be acted upon at the Special Meeting.

QUORUM

  The presence, in person or by proxy, at the Special Meeting of the holders of a majority of the shares of Fay's Common Stock outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

VOTE REQUIRED

  The affirmative vote of at least two-thirds of the shares of Fay's Common Stock outstanding and entitled to vote thereon at the Special Meeting is required to adopt the Merger Agreement. Abstentions and non-voted shares, including broker non-votes, represented in person or by proxy, will be considered as being present for purposes of determining the existence of a quorum and will have the same effect as votes cast against the proposal to adopt the Merger Agreement.

VOTING OF PROXIES

  All properly executed proxies received prior to the Special Meeting (that are not revoked) will be voted at the Special Meeting in accordance with the instructions contained therein. If a holder of Fay's Common Stock executes and returns a proxy and does not specify otherwise, the shares represented by such proxy will be voted "FOR" the approval and adoption of the Merger Agreement. If a holder of Fay's Common Stock does not return a signed proxy card, his or her shares will not be voted and thus will have the effect of a vote against the Merger Agreement at the Special Meeting unless such holder attends and votes at the Special Meeting.

REVOCATION OF PROXIES

  Any holder of Fay's Common Stock who has executed and returned a proxy may revoke it at any time before it is voted at the Special Meeting by (i) executing and returning a proxy bearing a later date, (ii) filing written notice of such revocation with the Secretary of Fay's by (a) sending a written statement that the proxy is revoked to Fay's at its corporate headquarters, 7245 Henry Clay Boulevard, Liverpool, New York 13088, Attention:
Warren D. Wolfson, Secretary, or (b) submitting a written statement that the proxy is revoked to the Secretary of Fay's at the Special Meeting, or (iii) attending the Special Meeting and voting in person. Any notice of revocation of a proxy must be received by the Secretary of Fay's prior to the time the proxy is voted at the Special Meeting. Attendance at the Special Meeting will not in and of itself constitute revocation of a proxy.

SOLICITATION OF PROXIES

  In addition to solicitation by mail, the directors, officers and employees of Fay's may solicit proxies from the holders of Fay's Common Stock by personal interview, telephone, facsimile, telegram or otherwise. Such persons will not be additionally compensated, but will be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of Fay's Common Stock for the forwarding of solicitation materials to the beneficial owners thereof. Fay's will reimburse such brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. Fay's has engaged the services of D.F. King & Co., Inc. for a fee of $7,500 (plus reimbursement of reasonable out-of-pocket expenses) to distribute proxy solicitation materials to brokers, banks and other nominees and to assist in the solicitation of proxies from holders of Fay's Common Stock.

SHARES HELD BY FAY'S MANAGEMENT; STOCKHOLDERS AGREEMENT

  As of the Record Date, the directors and executive officers of Fay's as a
group may be deemed to own beneficially an aggregate of     shares (excluding
shares purchasable upon exercise of stock options) of Fay's Common Stock (approximately % of the total shares then outstanding).

  As a condition and an inducement to JCPenney entering into the Merger Agreement, on August 5, 1996, Henry A. Panasci, Jr., the Chairman of the Board and Chief Executive Officer of Fay's and a director, and David H. Panasci, the President and Chief Operating Officer of Fay's and a director, entered into a Stockholders Agreement, which was approved by the Board of Directors of Fay's, pursuant to which Messrs. Panasci agreed to vote all shares beneficially owned by them in favor of the proposal to approve and adopt the Merger Agreement. Messrs. Panasci beneficially own in the aggregate a total of 5,906,793 shares of Fay's Common Stock (approximately 28.1% of the total shares outstanding as of the Record Date). The obligations under the Stockholders Agreement relating to 672,298 of such shares (approximately 3.2% of the total shares outstanding as of the Record Date) are subject to any fiduciary obligations under applicable law. In addition, the remaining directors and executive officers of Fay's have indicated to Fay's that they intend to vote shares beneficially owned by them in favor of the proposal to approve and adopt the Merger Agreement.

    SHAREHOLDERS SHOULD NOT SEND STOCK CERTIFICATES WITH THEIR PROXY CARDS.

                                  THE MERGER

GENERAL

  JCPenney, Fay's and Merger Sub have entered into the Merger Agreement which provides that, subject to the satisfaction of the conditions therein, Merger Sub will be merged with and into Fay's with Fay's surviving the Merger as a wholly owned subsidiary of JCPenney. Each share of Fay's Common Stock outstanding immediately prior to the Effective Time will be converted into the right to receive a number of shares of JCPenney Common Stock, together with associated Rights under the JCPenney Rights Agreement, equal to the number of Conversion Shares obtained by dividing (i) $12.75 by (ii) the average per share Daily Price on the NYSE of JCPenney Common Stock during the Measurement Period (the ten consecutive trading days immediately preceding the date which is two trading days before the date of the Special Meeting); provided, however, in no event will the Conversion Shares be less than .2253397 of a share of JCPenney Common Stock or more than .2754151 of a share of JCPenney Common Stock. Cash will be paid in lieu of issuing any fractional shares of JCPenney Common Stock. Holders of Fay's Common Stock who do not vote in favor of the Merger and properly dissent in compliance with the applicable provisions of the NYBCL will be entitled, as an alternative to receiving shares of JCPenney Company Stock in the Merger, to a judicial determination of the fair value in cash of their shares of Fay's Common Stock as of the date prior to the Special Meeting and other rights and benefits provided thereunder. See "The Merger--Certain Terms of the Merger Agreement-- Consideration to be Paid in the Merger and Conversion of Shares."

  Based upon the number of shares of Fay's Common Stock outstanding as of the Record Date and the closing sales price of JCPenney Common Stock set forth on the cover page of this Proxy Statement/Prospectus, a total of approximately million shares of JCPenney Common Stock would be issuable pursuant to the Merger. Such number of shares of JCPenney Common Stock would represent approximately % of the total number of shares of JCPenney Common Stock expected to be outstanding immediately after such issuance. The precise number of Conversion Shares will be fixed between .2253397 and .2754151 of a share of JCPenney Common Stock, depending upon the sales prices for JCPenney Common Stock during the Measurement Period.

BACKGROUND OF THE MERGER

  On May 8, 1995, Robert W. Hannan, President and Chief Executive Officer of Thrift Drug, wrote to Henry A. Panasci, Jr., Chairman of the Board and Chief Executive Officer of Fay's, expressing Thrift Drug's interest in discussing a possible acquisition of Fay's. A transaction was not pursued by the parties at that time.

  On February 20, 1996, Fay's retained Bear Stearns to act as its financial advisor in connection with a possible business combination transaction.

  In early April 1996, Mr. Henry Panasci, Jr. telephoned Mr. Hannan and expressed an interest in commencing discussions about the possible acquisition of Fay's by Thrift Drug. On April 16, 1996, Mr. Hannan met with Mr. Henry Panasci, Jr. in New York City to discuss preliminary aspects of an acquisition by Thrift Drug of Fay's.

  On April 22, 1996, a confidentiality agreement protecting the confidentiality of Fay's information to be given to JCPenney and Thrift Drug as part of their evaluation of Fay's was executed by Thrift Drug and Fay's. A preliminary confidential offering memorandum, previously prepared by Bear Stearns on behalf of Fay's, was then made available to Thrift Drug.

  During the period between approximately April 22, 1996 and June 7, 1996, three Thrift Drug teams visited approximately 190 Fay's store locations on an anonymous basis for due diligence purposes.

  On April 29, 1996, Mr. Henry Panasci, Jr. and Mr. Hannan met to discuss the status of the discussions and the process by which the negotiations would be conducted.

  On April 30, 1996, a telephone conference call was held among representatives of JCPenney/Thrift Drug, Fay's and Bear Stearns regarding certain follow-up information needed by the JCPenney/Thrift Drug group to formulate an initial valuation figure. A written document was submitted to Fay's and Bear Stearns by JCPenney/Thrift Drug with that initial information. From May 1, 1996 through early June 1996, the parties continued to exchange information so that JCPenney/Thrift Drug could formulate a possible offering price for a possible transaction.

  On May 15, 1996 Mr. Hannan and other representatives of JCPenney/Thrift Drug met with David Panasci, President and Chief Operating Officer of Fay's, and James Poole, Senior Vice President-Finance and Chief Financial Officer of Fay's, to discuss general aspects of a possible transaction.

  On June 7, 1996, Fay's representatives met with the JCPenney/Thrift Drug group in Plano, Texas to discuss JCPenney/Thrift Drug's initial valuation of Fay's. At this meeting, JCPenney made its initial offer. The JCPenney offer was subject to normal due diligence reviews and the negotiation and preparation of an acceptable definitive agreement.

  On or about June 21, 1996, a second offer was made by JCPenney to representatives of Fay's.

  On June 24, 1996, a special meeting of the Board of Directors of Fay's was held, at which JCPenney's second offer was discussed. At this meeting, Bear Stearns made a presentation regarding the proposed transaction.

  On June 26, 1996, Fay's held a conference call with the JCPenney/Thrift Drug group, and on June 27, 1996, Mr. Hannan met with Messrs. Panasci, to discuss the terms of the second offer.

  On July 1, 1996, a conference call between JCPenney and a representative of Fay's was held and the Fay's representative informed JCPenney that Fay's had rejected the second offer. Such parties thereafter had further discussions regarding price.

  On July 2, 1996, JCPenney/Thrift Drug informed Fay's representatives that, subject to due diligence, it was prepared to consummate a transaction at a $12.75 per share price. Fay's representatives informed JCPenney/Thrift Drug that this price was acceptable. JCPenney/Thrift Drug then instructed its legal counsel to prepare a draft of a definitive agreement to forward to Fay's and its legal counsel.

  On July 9, 1996, JCPenney/Thrift Drug's counsel forwarded a first draft of the Merger Agreement to Fay's and its counsel. Also on July 9, 1996, Fay's informed JCPenney/Thrift Drug that Fay's needed to discuss certain information and rumors regarding a possible takeover of Fay's. A conference call was held that evening and Fay's decided to issue a press release the next morning clarifying the information and rumors in the marketplace. JCPenney consented to the release of its name the next morning and the public announcement was made by Fay's early on July 10, 1996, stating that Fay's was in preliminary discussions with JCPenney regarding a possible business combination transaction.

  On July 10, 1996, the JCPenney Board of Directors, at a regularly scheduled meeting, approved the acquisition of Fay's, and also approved the issuance and sale of JCPenney Common Stock in connection with such acquisition. The JCPenney Board of Directors also appointed a special committee of the Board (the "Special Committee") and granted the Special Committee the authority of the full Board of Directors to carry out any transactions necessary to effect the acquisition of Fay's.

  Also on July 10, 1996, Fay's and JCPenney entered into a confidentiality agreement regarding JCPenney and Thrift Drug information to be provided to Fay's. This agreement also contained a provision pursuant to which Fay's agreed not to have any discussions with third parties through July 25, 1996 while negotiations were taking place regarding the terms of a definitive agreement. The term of the exclusivity provision was subsequently extended through July 30, 1996 and then through August 5, 1996.

  On July 30, 1996, a special meeting of the Board of Directors of Fay's was held, at which the proposed terms of the Merger Agreement were discussed. At this meeting, Bear Stearns and Fay's legal counsel made presentations regarding the proposed transaction.

  During the period from July 10, 1996 through August 4, 1996, JCPenney/Thrift Drug and their legal advisors conducted due diligence investigations and negotiated the terms of the Merger Agreement, the Stockholders Agreement, and related documents with Fay's, Messrs. Panasci and their financial advisors and legal counsel.

  By unanimous written consent of the Special Committee dated August 5, 1996, JCPenney approved and adopted the Merger Agreement, the Stockholders Agreement, and related transactions. At a meeting on August 5, 1996, which was attended by Bear Stearns and Fay's legal counsel, the Board of Directors of Fay's approved and adopted the Merger Agreement, the Stockholders Agreement and related transactions. After these meetings, the Merger Agreement and the Stockholders Agreement were executed on August 5, 1996.

RECOMMENDATION OF THE BOARD OF DIRECTORS OF FAY'S; REASONS FOR THE MERGER

  The Board of Directors of Fay's believes that the Merger is an opportunity for Fay's shareholders to participate in a combined enterprise that has significantly greater resources than Fay's would have absent the Merger, and to receive, on a tax-deferred basis, a premium for their Fay's Common Stock based on recent market prices. Additionally, the Board of Directors of Fay's believes that the terms of the Merger are fair to, and in the best interests of, Fay's and its shareholders and has approved and adopted the Merger Agreement. The Board of Directors of Fay's recommends that Fay's shareholders vote "FOR" the approval and adoption of the Merger Agreement.

  As described above under "--Background of the Merger," the decision of the Board of Directors of Fay's to approve and adopt the Merger and the Merger Agreement at its August 5, 1996 board meeting followed several meetings with Bear Stearns regarding the possible benefits to Fay's shareholders in consummating a merger with JCPenney.

  In reaching its conclusion, the Board of Directors of Fay's considered, among other factors:

    (i) Strategic alternatives for Fay's, including remaining as an independent company.

    (ii) Information concerning the financial performance and condition, business operations and prospects of each of Fay's and JCPenney, and Fay's projected future performance and prospects as a separate entity and on a combined basis with JCPenney.

    (iii) Recent and historical market prices of Fay's Common Stock and JCPenney Common Stock.

    (iv) The prices and premiums paid in comparable transactions involving other retail drug store chains.

    (v) The fact that Messrs. Panasci, who beneficially own in the aggregate 28.1% of the outstanding Fay's Common Stock, were willing to enter into the Stockholders Agreement pursuant to which they agreed to vote the Fay's Common Stock owned by them in favor of the Merger (it being noted by the Board of Directors of Fay's that all other shareholders of Fay's will be treated the same as these two shareholders in the Merger).

    (vi) The diminished growth prospects of Fay's due to, among other things, the erosion of gross margins, decreases in price inflation for pharmaceuticals, increased competition from competitors with greater financial resources and uncertainties in the health care industry.

    (vii) The lack of significant geographical overlap in the stores operated by Fay's and the stores operated by Thrift Drug.

    (viii) The financial analyses and presentations of Bear Stearns delivered to the Board of Directors of Fay's at its meetings on June 24, July 30, and August 5, 1996, including the written opinion of Bear Stearns described below.

    (ix) The fact that the Merger would provide holders of Fay's Common Stock with the opportunity to receive a premium over recent market prices for Fay's Common Stock, including an approximate 48% premium over the $8 5/8 market price of the Fay's Common Stock at the close of trading on July 9, 1996 (the last trading day prior to the announcement by Fay's that it had commenced preliminary negotiations with JCPenney regarding a possible merger).

    (x) The structure of the transaction and the terms of the Merger Agreement, which were the result of arms-length negotiations between JCPenney and Fay's, including the terms of the Merger Agreement that permit the Board of Directors of Fay's, in the exercise of its fiduciary duties and subject to certain conditions, to respond to inquiries regarding potential business combination transactions, to provide information to, and negotiate with, third parties making an unsolicited proposal to acquire Fay's in such a transaction and to terminate the Merger Agreement if the Board of Directors of Fay's determines to recommend an alternative business combination transaction.

    (xi) The expectation that the Merger will afford Fay's shareholders the opportunity to receive JCPenney Common Stock in a transaction that is nontaxable for United States federal income tax purposes.

    (xii) The likelihood that the Merger will be consummated and the fact that the Merger Agreement provides for limited conditions to the obligations of JCPenney to consummate the Merger.

    (xiii) The social and economic effects of the Merger on the employees, customers, suppliers and other constituents of Fay's (such as the communities in which Fay's operates), including JCPenney's stated present intention to (a) continue to operate a distribution center in Liverpool, New York and establish a regional office in the location presently used by Fay's as its corporate headquarters, (b) operate substantially all of the existing stores of Fay's, (c) continue to use the Fay's name for stores located in the State of New York, and (d) operate new drug stores in currently existing trade areas of Fay's in the State of New York under the Fay's name (but recognizing that JCPenney is in no way obligated, contractually or otherwise, to do any of the foregoing).

  The foregoing discussion of the information and factors considered by the Board of Directors of Fay's is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger, the Board of Directors of Fay's did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination that the Merger was fair to, and in the best interests of, Fay's shareholders.

OPINION OF BEAR STEARNS AS FINANCIAL ADVISOR TO FAY'S

  On February 20, 1996, the Board of Directors of Fay's retained Bear Stearns to act as its financial advisor in connection with a possible business combination transaction. In connection with their engagement, the Board of Directors of Fay's instructed Bear Stearns to evaluate the fairness, from a financial point of view, of the consideration to be received in the Merger by the shareholders of Fay's. At the August 5, 1996 meeting of the Board of Directors of Fay's, Bear Stearns delivered its written opinion to the effect that, as of the date of such opinion and based upon the various qualifications and assumptions set forth therein, the consideration to be received in the Merger by the shareholders of Fay's is fair, from a financial point of view, to such shareholders. Bear Stearns subsequently updated such opinion to the Board of Directors of Fay's as of the date of this Proxy Statement/Prospectus.

  THE FULL TEXT OF BEAR STEARNS' WRITTEN OPINION DATED THE DATE OF THIS PROXY STATEMENT/PROSPECTUS, WHICH IS SUBSTANTIALLY SIMILAR TO BEAR STEARNS' AUGUST 5, 1996 OPINION, IS ATTACHED AS APPENDIX II TO THIS PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. FAY'S SHAREHOLDERS ARE URGED TO READ THIS OPINION IN ITS ENTIRETY FOR ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITS OF THE REVIEW BY BEAR STEARNS IN ARRIVING AT ITS OPINION. THE SUMMARY OF THE OPINION OF BEAR STEARNS SET FORTH IN THIS PROXY STATEMENT/PROSPECTUS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

  Bear Stearns' opinions are directed only to the fairness, from a financial point of view, of the consideration to be received in the Merger by the shareholders of Fay's and do not constitute recommendations to any shareholder of Fay's as to how such shareholder should vote at the Special Meeting. No limitations were imposed by the Board of Directors of Fay's upon Bear Stearns with respect to the investigations made or procedures followed by it in rendering its opinions. Although Bear Stearns evaluated the financial terms of the Merger and participated in discussions concerning the consideration to be paid, Bear Stearns did not recommend the amount of consideration to be paid in the Merger, which was determined through arm's length negotiations between Fay's and JCPenney.

  In connection with rendering its opinions, Bear Stearns, among other things:
(i) reviewed the Merger Agreement; (ii) reviewed Fay's Annual Reports to Shareholders and Annual Reports on Form 10-K for the fiscal years ended 1992 through 1996, and the Fay's 1996 First Quarter Form 10-Q; (iii) reviewed certain operating and financial information, including projections, provided to Bear Stearns by Fay's senior management relating to Fay's business and prospects; (iv) met with certain members of Fay's senior management to discuss its operations, historical financial statements and future prospects; (v) visited Fay's headquarters facility in Liverpool, New York; (vi) reviewed the historical prices and trading volumes of Fay's Common Stock; (vii) reviewed publicly available financial data and stock market performance data of companies which Bear Stearns deemed generally comparable to Fay's; (viii) reviewed the terms of recent acquisitions of companies which Bear Stearns deemed generally comparable to Fay's; (ix) reviewed JCPenney's Annual Reports to Stockholders and Annual Reports on Form 10-K for the fiscal years ended 1992 through 1996, and the JCPenney 1996 First Quarter Form 10-Q, and reviewed the historical prices and trading volume of the shares of JCPenney Common Stock; and (x) conducted such other studies, analyses, inquiries and investigations as Bear Stearns deemed appropriate.

  In the course of its review, Bear Stearns relied upon and assumed the accuracy and completeness of all financial and other information provided to it by Fay's. With respect to projected financial results, Bear Stearns assumed that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Fay's as to its expected future performance. Bear Stearns did not assume any responsibility for the information or projections provided to it and further relied upon the assurances of the management of Fay's that they were unaware of any facts that would make the information or projections provided to it incomplete or misleading. In arriving at its opinions, Bear Stearns did not perform or obtain any independent appraisal of the assets of Fay's or JCPenney. Each Bear Stearns' opinion is necessarily based upon economic, market and other conditions, and the information made available to it, as of the date of its opinion.

  In preparing its opinions, Bear Stearns performed a variety of financial and comparative analyses. The summary of such analyses set forth below does not purport to be a complete description of the analyses performed and factors considered by Bear Stearns in arriving at its opinions. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analyses or summary description. Bear Stearns believes that its analyses must be considered as a whole, and that selecting portions of its analyses or of the summary set forth below, without considering the analyses as a whole, could create an incomplete view of the processes underlying Bear Stearns' opinions. In arriving at its fairness determination, Bear Stearns considered the results of all such reviews, calculations and analyses. The analyses were prepared solely for the purpose of Bear Stearns providing its opinions to the Board of Directors of Fay's as to the fairness, from a financial point of view, of the consideration to be received in the Merger by Fay's shareholders, and do not purport to be appraisals or necessarily reflect the prices at which Fay's or its securities actually may be sold. As described above, certain of the analyses performed by Bear Stearns relied on estimates of future financial performance provided by the management of Fay's. Analyses based on forecasts of future results are not necessarily indicative of actual future results, and may be significantly more or less favorable than suggested by such analyses. Accordingly, because such forecasts are inherently subject to substantial uncertainty, none of Fay's, JCPenney, Bear Stearns or any other person assumes responsibility for their accuracy. Furthermore, no opinion is being expressed as to the prices at which shares of Fay's Common Stock may trade at any future time.

  The following is a summary of the principal financial and valuation analyses performed by Bear Stearns in connection with the preparation of its opinion dated August 5, 1996. These analyses were presented to the Board of Directors of Fay's at its meeting on July 30, 1996.

 Historical Stock Trading Analysis

  Bear Stearns reviewed and analyzed selected historical trading prices of the Fay's Common Stock for the period from July 16, 1993 to July 26, 1996. This review indicated that the April 26, 1995 closing price of $9.38 was the highest closing price of the Fay's Common Stock for the period from July 16, 1993 to July 9, 1996, the day prior to the public announcement (the "Announcement") that Fay's was in preliminary discussions with

JCPenney regarding a potential business combination transaction. Bear Stearns also reviewed and analyzed selected historical trading prices of the Fay's Common Stock for the 52-week period prior to July 9, 1996. This review indicated that the high and low prices of the Fay's Common Stock during this period were $9.00 (on May 1, 1996) and $6.50 (on December 20, 1995), respectively, and that the closing price of the Fay's Common Stock on July 3, 1996, one week prior to the Announcement, was $7.88.

 Comparable Company Analysis

  Bear Stearns reviewed and compared certain actual and estimated financial, operating and stock market information of Fay's with that of the following group of nine publicly traded companies in the drug store industry that Bear Stearns believed to be comparable in certain relevant respects to Fay's:
Eckerd Corporation, Revco D.S., Inc., Rite Aid Corporation, Thrifty PayLess, Inc., Walgreen Co., Arbor Drugs, Inc., Big B, Inc., Genovese Drug Stores, Inc. and Longs Drug Stores Corporation (the "Comparable Companies"). Bear Stearns calculated certain financial multiples for each of the Comparable Companies, including price to earnings ("P/E") multiples based on their last 12 months ("LTM") revenues, calendar 1996 earnings per share estimates (based on published reports) and calendar 1997 earnings per share estimates (based on published reports) and enterprise value as a multiple of each of LTM earnings before interest, taxes, depreciation and amortization ("EBITDA") and LTM revenues. Enterprise value was determined by adding the market value of each company's equity and the book value of each company's total debt and subtracting each company's cash on hand.

  This analysis resulted in (i) LTM P/E multiples ranging from 14.1x to 21.8x (with a harmonic mean of 17.0x) for the Comparable Companies as compared to 20.7x and 37.8x for Fay's based upon a $7.88 market price and the Merger value of $12.75, respectively, (ii) estimated calendar 1996 P/E multiples ranging from 13.2x to 26.4x (with a harmonic mean of 16.5x) for the Comparable Companies as compared to 14.1x and 22.8x for Fay's based upon a $7.88 market price and the Merger value of $12.75, respectively, (iii) estimated calendar 1997 P/E multiples ranging from 11.9x to 18.2x (with a harmonic mean of 13.6x) for the Comparable Companies as compared to 12.3x and 19.9x for Fay's based upon a $7.88 market price and the Merger value of $12.75, respectively, (iv) enterprise value/LTM EBITDA multiples ranging from 5.5x to 12.9x (with a harmonic mean of 7.8x) for the Comparable Companies as compared to 7.0x and 11.0x for Fay's based upon a $7.88 market price and the Merger value of $12.75, respectively, and (v) enterprise value/LTM revenues multiples ranging from 0.24x to 0.70x (with a harmonic mean of 0.39x) for the Comparable Companies as compared to 0.22x and 0.35x for Fay's based upon a $7.88 market price and the Merger value of $12.75, respectively.

  Bear Stearns noted that none of the Comparable Companies was identical to Fay's and that, accordingly, any analysis of the Comparable Companies necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that would necessarily affect the public trading values of the Comparable Companies.

 Hypothetical Future Share Price Analysis

  On the basis of Fay's estimated earnings per share for fiscal years 1997 to 2000 and on the basis of assumed multiples on current earnings per share of 10.0x and 14.0x, Bear Stearns derived (i) estimated future per share price ranges of the Fay's Common Stock at the middle of each of the fiscal years during the covered period and (ii) the present value as of July 31, 1996 of such per share price ranges applying discount rates of 12% and 14% for each of the fiscal years during the covered period (except for fiscal 1997). This analysis resulted in (i) an estimated per share price range of $5.60 to $7.84 (with present values of $5.60 to $7.84) for the fiscal year ending January 1997, (ii) an estimated per share price range of $6.40 to $8.96 (with present values of $5.71 to $8.00 and $5.61 to $7.86 applying discount rates of 12% and 14%, respectively) for the fiscal year ending January 1998, (iii) an estimated per share price range of $7.20 to $10.08 (with present values of $5.74 to $8.04 and $5.54 to $7.76 applying discount rates of 12% and 14%, respectively) for the fiscal year ending January 1999, and (iv) an estimated per share price range of $8.80 to $12.32 (with present values of $6.26 to $8.77 and $5.94 to $8.32 applying discount rates of 12% and 14%, respectively) for the fiscal year ending January 2000.

 Selected Acquisition Analysis

  Bear Stearns reviewed and compared the publicly available information regarding 19 selected transactions involving the acquisition or proposed acquisition of all or part of certain companies in the drug store industry since 1991 (the "Selected Acquisitions"). To the extent that the relevant information was publicly available, for each of the Selected Acquisitions Bear Stearns calculated certain financial multiples, including transaction value as a multiple of each of LTM EBITDA and LTM revenues and equity value as a multiple of LTM net income. In addition, Bear Stearns calculated the transaction value per store acquired or proposed to be acquired for each of the Selected Acquisitions. Transaction value was determined by adding the value paid or proposed to be paid for each company's common equity and the book value of each company's total debt and subtracting each company's cash and stock option proceeds. This analysis resulted in (i) transaction value/LTM EBITDA multiples ranging from 6.4x to 13.1x (with a harmonic mean of 8.0x) for the Selected Acquisitions as compared to 11.0x for the Merger, (ii) transaction value/LTM revenues multiples ranging from 0.27x to 0.83x (with a harmonic mean of 0.36x) for the Selected Acquisitions as compared to 0.35x for the Merger, (iii) equity value/LTM net income multiples ranging from 16.1x to 29.0x (with a harmonic mean of 21.2x) for the Selected Acquisitions as compared to 37.8x for the Merger, and (iv) transaction value per store ranges of $0.3 million to $5.4 million (with a harmonic mean of $0.8 million) for the Selected Acquisitions as compared to $1.3 million for the Merger.

  The 19 transactions included in the Selected Acquisitions were: (i) the acquisition of Revco D.S., Inc. by Rite Aid Corporation (terminated); (ii) the acquisition of Medicine Shoppe International, Inc. by Cardinal Health, Inc.;
(iii) the acquisition of 22 stores of F&M Distributors, Inc. by Drug Emporium, Inc.; (iv) the acquisition of 109 stores of Rite Aid Corporation by Eckerd Corporation; (v) the acquisition of 30 stores of Pathmark Stores, Inc. by Rite Aid Corporation; (vi) the acquisition of Community Distributors by its management, Harvest Partners and BancBoston Ventures; (vii) the acquisition of 24 Rx Place, Inc. stores from Woolworth Corporation by Pharmhouse Corp.;
(viii) the acquisition of Kerr Drugstores, Inc. by Thrift Drug; (ix) the acquisition of Perry Drugstores, Inc. by Rite Aid Corporation; (x) the acquisition of the Los Angeles stores of Clark Drugs by the American Stores Company; (xi) the acquisition of 221 stores of Brooks Drug by The Jean Coutu Group Inc.; (xii) the acquisition of LaVerdiere's Enterprises, Inc. by Rite Aid Corporation; (xiii) the acquisition of Hook-SupeRx, Inc. by Revco D.S., Inc.; (xiv) the acquisition of Payless Drugs from Kmart Corporation by Thrifty PayLess, Inc.; (xv) the acquisition of the Georgia stores of Thrift Drug by Big B, Inc.; (xvi) the acquisition of Duane Reade Corporation by Bain Capital, Inc.; (xvii) the acquisition of Wellby/Alexander's Village Pharmacies by Rite Aid Corporation; (xviii) the acquisition of the California stores of CVS H.C., Inc. by American Stores Company; and (xix) the acquisition of Revco D.S., Inc. by the Zell/Chilmark Fund, L.P. Bear Stearns noted that none of the Selected Acquisitions was identical to the transactions contemplated by the Merger Agreement and that, accordingly, any analysis of the Selected Acquisitions necessarily involved complex considerations and judgments concerning differences in financial and operating characteristics and other factors that would necessarily affect the value of Fay's versus the acquisition values of the companies to which Fay's was being compared.

 Discounted Cash Flow Analysis

  Bear Stearns calculated the estimated free cash flows that Fay's is expected to generate through fiscal year 2002 using operating assumptions prepared by the management of Fay's. Bear Stearns then calculated estimated terminal values (as of January 2002) for Fay's by applying terminal value multiples of 6.5x, 7.0x and 7.5x to Fay's estimated fiscal year 2002 EBITDA. The sum of the free cash flows for the covered period and the range of terminal values were then discounted to present value using discount rates of 12% and 14%. This analysis indicated (i) a present value of Fay's per share equity (net of debt) of $10.45, $11.26 and $12.07 on the basis of terminal value EBITDA multiples of 6.5x, 7.0x and 7.5x, respectively, using a discount rate of 12%, and (ii) a present value of Fay's per share equity (net of debt) of $9.32, $10.06 and $10.79 on the basis of terminal value EBITDA multiples of 6.5x, 7.0x and 7.5x, respectively, using a discount rate of 14%.

 Dividend Analysis

  Bear Stearns analyzed and compared the current indicated (and historical since fiscal year 1986) annual dividend of $.20 per share of Fay's Common Stock and the equivalent dividend per share of Fay's Common Stock that would be received from JCPenney after the Merger (assuming that the annual dividend rate per share of JCPenney Common Stock remains at $2.08). This analysis indicated that at a $7.88 market price, the closing price of the Fay's Common Stock on July 3, 1996, one week prior to the Announcement, the current annual dividend of $0.20 per share of Fay's Common Stock represented a dividend yield of 2.5%. By way of comparison, this analysis indicated that, based upon a Merger exchange ratio calculated by reference to an average closing price for the JCPenney Common Stock of $49.63, the closing price of the JCPenney Common Stock on July 29, 1996, the equivalent annual dividend that would be received from JCPenney after the Merger (assuming the annual dividend rate per share of JCPenney Common Stock remains at $2.08) would be $0.53 per share of Fay's Common Stock (a $.33 per share (165.0%) increase) with a dividend yield of 4.2% on the basis of a $12.75 Merger value and a dividend yield of 6.7% on the basis of a $7.88 market price per share of Fay's Common Stock.

 Other Analyses

  Bear Stearns conducted such other analyses as it deemed necessary, including reviewing selected investment research reports on, and earnings estimates for, JCPenney, and analyzing available information regarding the stock ownership profile of JCPenney.

  In connection with its opinion dated August 5, 1996 and its opinion dated the date of this Proxy Statement/Prospectus, Bear Stearns confirmed the appropriateness of its reliance on the analyses presented to Fay's Board of Directors on July 30, 1996, each time by performing procedures to update certain of such analyses and by reviewing the assumptions on which such analyses were based and the factors considered therein.

  Bear Stearns is an internationally recognized investment banking firm and was engaged as financial advisor to Fay's in connection with the Merger because of its experience and expertise and its familiarity with Fay's. As part of its investment banking business, Bear Stearns is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

  The terms of Fay's engagement of Bear Stearns are set forth in a letter agreement dated February 20, 1996, between Bear Stearns and Fay's (the "Bear Stearns Engagement Letter"). Pursuant to the terms of the Bear Stearns Engagement Letter, Fay's has paid Bear Stearns an advisory fee of $75,000 and a fee of $400,000 for the preparation and delivery of the August 5, 1996 fairness opinion. In addition, Fay's has agreed to pay Bear Stearns, immediately upon consummation of the Merger, a transaction fee equal to 0.65% of the aggregate consideration paid by JCPenney pursuant to the Merger Agreement plus the assumption, directly or indirectly, or repayment by JCPenney of any indebtedness and capital lease obligations of Fay's. The value of the JCPenney Common Stock paid to the holders of Fay's Common Stock will be determined by the closing or last sale price of the JCPenney Common Stock on the date of consummation of the Merger. This transaction fee is contingent upon consummation of the Merger and against which the foregoing $75,000 advisory fee will be credited. In addition, Fay's has agreed to reimburse Bear Stearns for its out-of-pocket expenses, including the fees and disbursements of its counsel, arising in connection with its engagement, and to indemnify Bear Stearns to the fullest extent permitted by law against certain liabilities relating to or arising out of its engagement, except for liabilities found to have resulted primarily and directly from the gross negligence or willful misconduct of Bear Stearns.

  In the ordinary course of its business, Bear Stearns may actively trade the equity securities of Fay's and JCPenney for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Bear Stearns has in the past performed certain other investment banking services for Fay's, including services in connection with the adoption of the Fay's Rights Agreement (as hereinafter defined) in July 1995. In addition, Bear Stearns has in the past provided financial advisory services to JCPenney and its subsidiaries.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

  In considering the recommendation of the Board of Directors of Fay's with respect to the Merger, Fay's shareholders should be aware that all of the directors and executive officers of Fay's have certain interests including those referred to below.

 Stock Ownership

  All directors and executive officers of Fay's are beneficial owners of Fay's Common Stock. Pursuant to the Merger Agreement, shares of Fay's Common Stock held by directors and executive officers of Fay's will be converted into the same merger consideration as will be received by the other shareholders of Fay's.

 Employment Agreements

  Fay's has executed written employment agreements (as amended through the date of the Merger Agreement, the "Employment Agreements") with each of its executive officers: Henry A. Panasci, Jr., Chairman of the Board and Chief Executive Officer; David H. Panasci, President and Chief Operating Officer; Warren D. Wolfson, Senior Vice President, General Counsel and Secretary; James
F. Poole, Jr., Senior Vice President--Finance and Chief Financial Officer; Gale T. Mitchell, Senior Vice President--Store Operations; James R. Wuest, Senior Vice President--Marketing; and Craig C. Painter, Vice President and Chief Information Officer. The Employment Agreements provide that if the employment of the executive officer is terminated by the executive officer for Good Reason (as defined below) no earlier than six months nor more than 36 months following a Change in Control (as defined in the Employment Agreements and which would include consummation of the Merger) or by Fay's without Cause (as defined in the Employment Agreements) following a Change in Control, each executive officer will be entitled to receive severance compensation in a lump sum payment equal to the following multiples of the sum of (a) such executive officer's annual salary as in effect on July 3, 1996, and (b) the highest annual bonus paid to each executive officer during the three most recent complete fiscal years ending prior to the year in which a Change in Control occurs: three times, in the case of Mr. David Panasci; two and one-half times, in the case of Messrs. Mitchell and Wuest; and two times, in the case of Messrs. Henry Panasci, Wolfson, Poole and Painter. As defined in the Employment Agreements, "Good Reason" includes (i) any purported termination of the executive officer's employment for Cause which is not effected in accordance with the terms of the Employment Agreement; (ii) any time within 60 days following the request of a superior officer of Fay's for the resignation of the executive officer as an officer of Fay's, (iii) any time within 30 days of reaching a mutual agreement with a superior officer of Fay's that the executive officer shall resign as an officer of Fay's, (iv) the assignment by Fay's of duties inconsistent with the executive officer's position, duties, responsibilities and status in effect as of the date of a Change in Control,
(v) a change in the executive officer's reporting responsibilities, titles or offices in effect as of the date of a Change in Control, (vi) the reduction of the executive officer's base salary in effect immediately prior to a Change in Control, (vii) the relocation of Fay's principal executive offices to a location outside Onondaga County, New York, following a Change in Control,
(viii) the relocation of the executive officer's office within the executive offices of Fay's following a Change in Control, (ix) a failure by Fay's to comply with any material provision of the Employment Agreements which is not cured within 30 days after the receipt of notice by Fay's of such non-compliance, (x) the failure by Fay's to continue in effect without reduction the level of benefits of any health, welfare or retirement benefit plan or program of Fay's in which the executive officer was participating immediately prior to a Change in Control, (xi) a determination made by the executive officer that due to changed circumstances occurring on or after a Change in Control he is unable to carry out the duties and responsibilities attached to his position, and (xii) any failure by Fay's to obtain the assumption of the Employment Agreement by any successor to Fay's in accordance with the requirements set forth in the Employment Agreement with respect to such an assumption. The Employment Agreements also provide that Fay's shall be required to make an additional payment (a "Gross-Up Payment") to each executive officer to compensate for the effect of any excise tax under

Section 4999 of the Internal Revenue Code of 1986, as amended, that may be imposed on the compensation and any other payments received by the executive officer under the Employment Agreement. Under the terms of the Merger Agreement, Messrs. Henry Panasci, Jr., David Panasci, Poole and Wolfson will be terminated without Cause as of the Effective Time for purposes of their respective Employment Agreements.

  On January 29, 1996, the Compensation Committee of the Fay's Board of Directors authorized (i) the execution of an Employment Agreement with Henry Panasci, Jr., who had not previously been a party to an Employment Agreement with Fay's, and (ii) amendments to the other Employment Agreements that, among other things, (a) adjusted the measurement of the bonus component of the severance payments from the greater of the executive officer's most recent annual bonus or the executive officer's average annual bonus for the two most recent years (or three most recent years, following a Change in Control) to the highest annual bonus paid in the three most recent fiscal years, (b) eliminated provisions authorizing reduction in severance payments to the extent they would be nondeductible by Fay's for federal income tax purposes because of the application of Section 280G of the Code, and (c) added provisions for the payment of Gross-Up Payments by Fay's.

  On July 3, 1996, the Compensation Committee of the Fay's Board of Directors authorized amendments to the Employment Agreements to increase the multiples of salary and bonus applicable to Mr. David Panasci from two to three times (as provided above) and to Messrs. Mitchell and Wuest from two to two and one-half times (as provided above). In addition, the Employment Agreements with Messrs. Henry Panasci, Jr., David Panasci, Wolfson and Poole were amended to provide each of them with a special payment (the "Special Payment"), payable upon consummation of a business combination transaction (including a merger) prior to December 31, 1996, as a result of which the acquiror becomes the beneficial owner of at least 25% of the outstanding voting securities of Fay's, of $806,085, $806,085, $411,730 and $420,570, respectively. In connection with the negotiation of the Merger Agreement, Mr. Henry Panasci, Jr. agreed, subject to the consummation of the Merger in accordance with the terms of the Merger Agreement, to reduce the multiple of salary and bonus applicable to him to two from three times and also agreed to forego his Special Payment. In addition, Messrs. David Panasci, Wolfson and Poole have, in lieu of their Special Payments, entered into consulting and non-competition agreements (the "Consulting Agreements") with Fay's to perform certain transition consulting services to Fay's after the Effective Time for two years, in the case of Mr. David Panasci, and one year, in the case of Messrs. Wolfson and Poole. The fees payable under the Consulting Agreements will be equal to the amount that would have been payable as Special Payments and will be payable one half at the Effective Time, one quarter on the first anniversary of the Effective Time and one quarter on the second anniversary of the Effective Time, in the case of Mr. David Panasci, and in two equal installments at the Effective Time and on the first anniversary of the Effective Time, in the case of Messrs. Wolfson and Poole. The provisions in the Employment Agreements relating to the excise tax payments are applicable to payments to be made pursuant to the Consulting Agreements.

  The total aggregate amount that Messrs. Henry Panasci, Jr., David Panasci, Wolfson, Poole, Mitchell, Wuest, and Painter would have been entitled to, assuming payments following a Change in Control were made to them under their respective Employment Agreements and Consulting Agreements at August 5, 1996 (and assuming the cash-out of all employee stock options based upon the difference between $12.75 and the applicable exercise prices), would have been approximately $1,363,270, $2,293,326, $1,798,516, $1,872,550, $893,330,
$723,795, and $620,991, respectively, excluding in each case payment for excise taxes.

  The Employment Agreements also provide for the extension of employee welfare benefits for the period of two years if the termination of employment occurs following a Change in Control, or in the case of Mr. Henry Panasci, Jr., the extension of employee welfare benefits for his lifetime and the lifetime of his surviving spouse as well as coverage for extended care services. Also, following termination of employment for any reason, and continuing until his death or the age of 75, Mr. Henry Panasci, Jr. is entitled, at his option, to either (i) an office and full time secretarial services within the executive offices of Fay's in a location acceptable to Mr. Henry Panasci, Jr., or (ii) an allowance of up to $3,000 per month for office rent and secretarial services.

 Options

  Certain directors and executive officers of Fay's are beneficial owners of options to purchase shares of Fay's Common Stock. Pursuant to the Merger Agreement, all options to purchase shares of Fay's Common Stock (including those held by directors and executive officers of Fay's), some of which will not be exercisable prior to the Effective Time, will be either (i) canceled and exchanged for a lump sum cash payment equal to the number of shares of JCPenney Common Stock which the holder of the option would have received if such holder had exercised the option immediately prior to the Effective Time multiplied by the difference between (a) the average of the per share Daily Price on the NYSE of JCPenney Common Stock during the Measurement Period and
(b) the exercise price per share of such options divided by the Conversion Shares number (the "New Exercise Price"), or (ii) assumed by JCPenney (pursuant to the existing Fay's option plans) and become exercisable for the same number of whole shares of JCPenney Common Stock which would have been received if such options had been exercised immediately prior to the Effective Time and the Fay's Common Stock received in connection therewith was exchanged for JCPenney Common Stock pursuant to the terms of the Merger, with an exercise price equal to the New Exercise Price. See "--Certain Terms of the Merger Agreement--Treatment of Fay's Options."

 Certain Benefit Plans

  All executive officers of Fay's are eligible to participate in certain of its pension benefit plans, employee benefit plans, severance programs and bonus plans. Pursuant to the Merger Agreement, JCPenney has agreed to honor, in accordance with their terms, certain of the Fay's Benefit Plans (as hereinafter defined), as in effect immediately prior to the date of the Merger Agreement, for at least 12 months after the Effective Time; subject, with certain limited exceptions, to substitution of a JCPenney Benefit Plan (as hereinafter defined) if JCPenney in good faith determines, in its sole discretion, that the JCPenney Benefit Plan, when aggregated with other plans under which the Employees (as hereinafter defined) are eligible, provides substantially similar benefits determined at the time of the substitution to those that the Employees had immediately prior to the Effective Time. Additionally, JCPenney has agreed that it will, and will cause Fay's to, from and after the Effective Time, perform Fay's obligations under certain Bonus Plans (as hereinafter defined) in respect of the current fiscal year. Notwithstanding the terms of the Bonus Plans, JCPenney will make payments to all Employees who were employed immediately prior to the Effective Time, in an amount equal to the product of: (i) such Employee's entitlement under the Bonus Plans as if all targets are met at 100% multiplied by (ii) a percentage equal to (a) the number of days such Employee was employed by Fay's (including days employed by the Surviving Corporation) during the fiscal year ending February 1, 1997, divided by (b) 366. Such payments to terminated Employees will be made at such time that such payment would have been made if such Employee's employment had not been so terminated. Notwithstanding the foregoing, no benefits will be paid to Employees who are terminated for Cause (as defined in the applicable Employment Agreements).

  Non-employee directors of Fay's are currently eligible to participate in a retirement plan sponsored by Fay's. JCPenney has agreed that each non-employee director of Fay's immediately preceding the Effective Time will be entitled to receive the retirement benefits he would have received had he retired immediately prior to the Effective Time and had met all requirements for full retirement benefits under the plan equal to the director's current annual retainer. Such benefits will be paid to the director upon his attainment of age 65 or, at JCPenney's discretion, in a lump sum actuarially equivalent payment within six months after the Effective Time. See "--Certain Terms of the Merger Agreement--Employee Matters and Benefit Plans."

 Indemnification and Insurance

  From and after the Effective Time, JCPenney and Fay's, as the Surviving Corporation, will indemnify, defend and hold harmless each officer, director or employee of Fay's or any of its Subsidiaries, to the fullest extent permitted under applicable law, against any loss arising from a claim based in whole or in part out of the fact that such person is or was an officer, director or employee of Fay's, or a fiduciary under any of Fay's employee benefit plans or pension plans, including actions arising out of or in connection with the Merger.

Additionally, JCPenney has agreed to cause the provisions regarding exculpation of directors and officers liability and indemnification contained in the certificate of incorporation of the Surviving Corporation to be substantively the same as such provisions contained in the Fay's Charter immediately prior to the Effective Time.

  For a period of six years from and after the Effective Time, JCPenney will maintain in effect the policies of directors' and officers' liability insurance carried by Fay's and its Subsidiaries, or substitute policies of at least the same coverage and amounts, with respect to matters arising before the Effective Time, subject to the limitation that JCPenney will not be required to pay an annual premium for such insurance in excess of (i) 250% of the last annual premium paid by Fay's prior to the date of the Merger Agreement, for each of the first three annual premiums, and (ii) 200% of the last annual premium paid by Fay's prior to the execution date of the Merger Agreement, thereafter; provided, however, that in the event such maximum amounts are applicable, JCPenney will purchase as much coverage as possible for such amount. See "--Certain Terms of the Merger Agreement--Indemnification and Insurance."

CERTAIN TERMS OF THE MERGER AGREEMENT

  THE DESCRIPTION OF THE TERMS OF THE MERGER AGREEMENT CONTAINED IN THIS PROXY STATEMENT/PROSPECTUS DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE MERGER AGREEMENT ATTACHED TO THIS PROXY STATEMENT/PROSPECTUS AS APPENDIX I AND INCORPORATED HEREIN BY REFERENCE. CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION ARE, UNLESS OTHERWISE INDICATED, DEFINED IN THE MERGER AGREEMENT AND USED HEREIN WITH SUCH MEANINGS.

 Effective Time of the Merger

  The Merger Agreement provides that, if the Merger Agreement is approved and adopted at the Special Meeting and all other conditions to the Merger have been satisfied or waived, the closing of the Merger (the "Closing") will occur no later than two business days following the satisfaction or waiver of the last of the conditions to the Merger. As soon as practicable on or after the Closing, the parties will file a Certificate of Merger with the Department of State of the State of New York, in such form as required by, and executed in accordance with the relevant provisions of, the NYBCL.

 Consideration to be Paid in the Merger and Conversion of Shares

  At the Effective Time: (i) Merger Sub will merge with and into Fay's, the separate existence of Merger Sub shall cease, and Fay's will continue as the surviving corporation in the Merger, (ii) the certificate of incorporation and by-laws of Merger Sub will become the certificate of incorporation and by-laws of the surviving corporation, and (iii) each share of Fay's Common Stock issued and outstanding immediately prior to the Effective Time will be converted into a fractional share of JCPenney Common Stock, together with associated Rights under the JCPenney Rights Agreement, equal to the number of Conversion Shares obtained by dividing (a) $12.75 by (b) the average per share Daily Price on the NYSE of JCPenney Common Stock during the Measurement Period; provided, however, in no event will the Conversion Shares be less than
 .2253397 of a share of JCPenney Common Stock or more than .2754151 of a share of JCPenney Common Stock. Holders of Fay's Common Stock who do not vote in favor of the Merger and properly dissent in compliance with the applicable provisions of the NYBCL will be entitled, as an alternative to receiving shares of JCPenney Common Stock in the Merger, to a judicial determination of the fair value in cash of their shares of Fay's Common Stock as of the date prior to the Special Meeting and other rights and benefits provided thereunder.

  No fractional shares of JCPenney Common Stock will be issued in the Merger. Each shareholder of Fay's entitled to a fractional share of JCPenney Common Stock will receive an amount in cash equal to such fraction multiplied by the Daily Price of JCPenney Common Stock on the NYSE on the date that the Effective Time occurs. No interest will be paid on such cash amounts and all shares of Fay's Common Stock held by a single record holder will be aggregated for purposes of computing the amount of any such payment.

  As soon as practicable following the Effective Time, the Exchange Agent will mail to each person who was a record holder of Fay's Common Stock immediately prior to the Effective Time a letter of transmittal and other information advising such holder of the consummation of the Merger and for use in exchanging Fay's Common Stock certificates for JCPenney Common Stock certificates and cash in lieu of fractional shares of JCPenney Common Stock. Letters of transmittal will also be available following the Effective Time at the offices of JCPenney in Plano, Texas. After the Effective Time, there will be no further registration of transfers on the stock transfer books of Fay's of shares of Fay's Common Stock that were outstanding prior to the Effective Time. SHARE CERTIFICATES SHOULD NOT BE SURRENDERED FOR EXCHANGE BY SHAREHOLDERS OF FAY'S PRIOR TO THE RECEIPT OF A LETTER OF TRANSMITTAL.

  Until so surrendered and exchanged, after the Effective Time each certificate previously evidencing Fay's Common Stock will represent solely the right to receive JCPenney Common Stock and cash in lieu of fractional shares of JCPenney Common Stock. Unless and until a certificate representing shares of Fay's Common Stock is surrendered and exchanged, no dividends or other distributions declared or payable to the holders of record of JCPenney Common Stock as of any time on or after the Effective Time will be paid to the holder of an unsurrendered certificate with respect to the right to receive shares of JCPenney Common Stock represented thereby, provided, however, that, subject to applicable laws and upon surrender and exchange of any such certificate, there shall be paid to the record holder of the JCPenney Common Stock certificate issued and exchanged therefor (i) at the time of such surrender, the amount, without interest thereon, of dividends and other distributions, if any, with a record date on or after the Effective Time theretofore paid with respect to the number of whole shares of JCPenney Common Stock issued upon such surrender and exchange and (ii) at the appropriate payment date, the amount of dividends or other distributions, if any, with a record date on or after the Effective Time but prior to surrender and a payment date occurring after surrender, payable with respect to such whole shares of JCPenney Common Stock.

 Representations and Warranties

  The Merger Agreement contains various representations and warranties of Fay's relating to, among other things, (i) its organization and similar corporate matters; (ii) its capital structure; (iii) authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters, and the absence of conflicts, violations and defaults under the Fay's Charter and the Fay's By-Laws and certain other agreements and documents; (iv) the documents and reports filed by Fay's with the Commission and the accuracy of the information contained therein; (v) the absence of material changes or events; (vi) litigation; (vii) compliance with laws; (viii) director, officer and employee agreements and benefits; (ix) certain business practices; (x) certain environmental matters; (xi) certain tax matters; (xii) title to assets and leasehold interests; (xiii) take-over defense mechanisms; (xiv) insurance coverage; (xv) undisclosed liabilities; (xvi) material contracts; and (xvii) tax-free reorganization.

  The Merger Agreement contains various representations and warranties of JCPenney relating to, among other things, (i) its organization and similar corporate matters; (ii) its capital structure; (iii) authorization, execution, delivery, performance and enforceability of the Merger Agreement and related matters, and the absence of conflicts, violations and defaults under the JCPenney Charter and the JCPenney Bylaws and certain other agreements and documents; (iv) the documents and reports filed by JCPenney with the Commission and the accuracy of the information contained therein; (v) the absence of certain material changes and events; (vi) litigation; (vii) undisclosed liabilities and (viii) tax-free reorganization.

  The representations and warranties of Fay's, JCPenney and Merger Sub all expire at the Effective Time.

 Certain Covenants; Conduct of Business Prior to the Merger

  Fay's has agreed that, prior to the Effective Time, except as expressly contemplated or permitted by the Merger Agreement or consented to in writing by JCPenney, it will, and will cause its Subsidiaries to, carry on its business in the usual, regular and ordinary course in substantially the same manner as conducted prior to the date of the Merger Agreement and will use all reasonable efforts to preserve intact its business organizations, keep available the services of its current officers and employees, and endeavor to preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business will not be impaired in any material respect at the Effective Time.

  Except as expressly contemplated or permitted by the Merger Agreement or consented to in writing by JCPenney, Fay's has agreed that it will not, and it will cause its Subsidiaries not to, prior to the Effective Time: (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock or partnership interests, except for certain intracompany dividends and, subject to certain timing constraints discussed elsewhere in this Proxy Statement/Prospectus, Fay's regular third quarter dividend; (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of Fay's Common Stock; (iii) repurchase, redeem or otherwise acquire any shares of Fay's capital stock, except as required by the terms of its securities outstanding on the date hereof or as contemplated by any existing employee benefit plan; (iv) issue, deliver or sell, or authorize or propose to issue, deliver or sell, any shares of its capital stock of any class, any Voting Debt or any securities convertible into, or any rights, warrants or options to acquire, any such shares, Voting Debt or convertible securities, other than (a) the issuance of Fay's Common Stock upon the exercise of stock options granted, or purchase rights provided for, under Fay's 1982 Stock Option Plan, Stock Option Plan for Non-Employee Directors or Dividend Reinvestment and Stock Purchase Plan, in each case, that are outstanding on the date of the Merger Agreement, or in satisfaction of stock grants, stock purchase rights or stock based awards made prior to the date of the Merger Agreement pursuant to such plans or upon conversion of the Fay's 10% convertible notes due January 15, 1998 (the "Fay's Convertible Notes"),
(b) issuances by a wholly owned subsidiary of its capital stock to its parent,
(c) the issuance of up to 20,000 shares of Fay's Common Stock under the Fay's Service Award Program, and (d) the issuance of preferred stock of Fay's under the Rights Agreement, dated as of August 17, 1995 (the "Fay's Rights Agreement"), between Fay's and American Stock Transfer and Trust Company, as rights agent, in accordance with its terms; (v) except as contemplated by the Merger Agreement or in connection therewith, amend or propose to amend the Fay's Charter or the Fay's By-Laws; (vi) acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;
(vii) other than (a) dispositions or proposed dispositions contemplated by the Merger Agreement, (b) as may be necessary or required by law to consummate the transactions contemplated by the Merger Agreement, (c) dispositions in the ordinary course of business consistent with past practice that are not material, individually or in the aggregate, to Fay's and its subsidiaries taken as a whole, or (d) the sale of inventory in the ordinary course of business consistent with past practices, sell, lease, encumber or otherwise dispose of, or agree to sell, lease (whether such lease is an operating or capital lease), encumber or otherwise dispose of, any of its assets; (viii) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of Fay's or any of its Subsidiaries; (ix) (a) unless required by law, grant any increases in the compensation of any directors, officers or employees, except increases in the ordinary course of business and in accordance with past practice for persons other than directors and executive officers, (b) unless required by law, pay or agree to pay any pension, retirement allowance or other employee benefit not required or contemplated by any of the existing Company Employee Benefit Plans or Company Pension Plans (as such terms are defined in the Merger Agreement) as in effect on the date of the Merger Agreement to any such director, officer or employee, whether past or present, (c) enter into any new, or amend any existing, employment or severance or termination agreement with any such director, officer or key employee, or (d) become obligated under any new employee benefit plan or pension plan, which was not in existence or approved by the Board of Directors of Fay's prior to or on the date of the Merger Agreement, or amend any such plan or arrangement in existence on the date of the Merger Agreement if such amendment would have the effect of materially enhancing any benefits thereunder; (x) (a) incur any indebtedness for borrowed money (except for working capital under Fay's existing credit facilities, and refinancings of existing debt that permit prepayment of such debt without penalty (other than LIBOR breakage costs)) or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of such party or any of its subsidiaries or guarantee any debt securities of others, (b) enter into any lease (whether such lease is an operating or capital lease) or create any mortgages, liens, security interests or other encumbrances on any property in connection with any indebtedness thereof, except for those securing purchase money indebtedness, (c) commit to capital expenditures other than aggregate capital expenditures set forth in Fay's fiscal 1997 capital budget, as delivered to JCPenney, which, when aggregated with all other fiscal 1997 capital expenditures, do not exceed $19,300,000, (d) enter into or terminate any Company Agreement (as defined in the Merger Agreement), (e) amend, renew or extend any agreement that involves the payment or receipt of money in excess of $500,000 in a 12 month period (other than any Company Agreement, excluding leases, entered into in the ordinary course of business consistent with past practice), or (f) implement any accounting policy changes; and (xi) take or cause to be taken, nor to the extent within Fay's control, permit any Fay's shareholder owning 5% or more of the Fay's Common Stock to take or cause to be taken, any action, which would prevent the Merger from qualifying as a reorganization pursuant to Section 368(a) of the Code.

 Payment of Third Quarter Dividend

  JCPenney and Fay's expect that the holders of Fay's Common Stock will receive a regular third quarter dividend of $.05 from Fay's, unless JCPenney determines to fix the record date of its regular third quarter dividend after the Effective Time (in which case, former holders of Fay's Common Stock who are holders of JCPenney Common Stock on the applicable record date will receive a third quarter dividend in respect of their JCPenney Common Stock in lieu of the third quarter dividend from Fay's). If the record date for JCPenney's regular fiscal 1996 third quarter dividend is fixed or is to be fixed as of a date on or before the last business day prior to the Effective Time, Fay's may declare and pay its regular third quarter dividend of $.05 per share of Fay's Common Stock prior to the Effective Time. Pursuant to the Merger Agreement, JCPenney is required to give Fay's written notice of any intended dividend record date prior to the Effective Time, as soon as reasonably practicable, but in any event at least 15 days prior to the Effective Time.

 No Solicitation

  The Merger Agreement provides that Fay's will not, and will not authorize or permit any of its officers, directors, employees, agents and other representatives or those of any of its Subsidiaries (collectively, "Fay's Representatives") to, directly or indirectly, solicit or initiate any prospective buyer or the making of any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal (as defined below) from any person; provided, however, that if Fay's immediately notifies JCPenney of the existence of such negotiations and the status, terms and conditions thereof, then (a) the Board of Directors of Fay's may authorize Fay's to engage in discussions or negotiations with a third party who (without any solicitation or initiation, directly or indirectly, by or with Fay's or any Fay's Representatives after the date of the Merger Agreement) seeks to initiate such discussions or negotiations and may furnish such third party with information concerning Fay's and its business, properties and assets; provided the disclosure of such information is consistent with the fiduciary obligations of the Board of Directors of Fay's, (b) the Board of Directors of Fay's may take and disclose to Fay's shareholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act and (c) following receipt of an Acquisition Proposal that is financially superior to the Merger (as determined in each case in good faith by the Board of Directors of Fay's after consultation with Fay's financial advisors), the Board of Directors of Fay's may withdraw, modify or not make its recommendation to the Fay's shareholders to approve and adopt the Merger Agreement or it may terminate the Merger Agreement. Fay's may take the actions referred to in the foregoing clauses (a) through (c) only to the extent that the Board of Directors of Fay's concludes in good faith that such action is necessary in order for the Board of Directors of Fay's to act in a manner that is consistent with its fiduciary obligations under applicable law. Fay's agreed, as of the execution date of the Merger Agreement, to cease and cause to be terminated any then existing solicitation, initiation, encouragement, activity, discussion or negotiation with any parties conducted before the Merger Agreement by Fay's or any of the Fay's Representatives with respect to any Acquisition Proposal existing as of such date.

 Response to Certain Actions

  Fay's, JCPenney and Merger Sub have agreed to cooperate and use their reasonable efforts to contest and resist any action and make reasonable attempts to have vacated, lifted, reversed or overturned any decree, judgment, injunction or order that restricts, prevents or prohibits the consummation of the Merger or any other transactions contemplated by the Merger Agreement. Each of Fay's (before the Effective Time), JCPenney and Merger Sub have agreed to dispose of drug stores in the Commonwealth of Pennsylvania, on commercially reasonable terms, to the extent required by the U.S. Federal Trade Commission, the U.S. Department of Justice or the attorney general of the Commonwealth of Pennsylvania as a condition to the granting of any approvals required in order to permit the consummation of the Merger; provided, however, that JCPenney will not be required to take any action that would result in the disposition or closure of drug stores which had aggregate revenues in excess of $25.0 million for the fiscal year ended January 27, 1996 (the "Divestiture Threshold"). In each instance that JCPenney may be required to take action resulting in the disposition or closure of alternative stores to be selected by JCPenney, those stores satisfying the requirement that have the lowest revenues will be used for purposes of calculating the Divestiture Threshold.

 Employee Matters and Benefit Plans

  Participation in JCPenney Benefit Plans. Pursuant to the Merger Agreement, JCPenney has agreed to honor, in accordance with their terms, the Fay's pension benefit plans and certain employee benefit plans previously disclosed to JCPenney (collectively, the "Fay's Benefit Plans"), as in effect immediately prior to the date of the Merger Agreement, for at least 12 months after the Effective Time; provided, however, that, with certain limited exceptions, any plan maintained by JCPenney or any of its Subsidiaries (a "JCPenney Benefit Plan") may be substituted by JCPenney for any of the Fay's Benefit Plans if JCPenney in good faith determines, in its sole discretion, that the JCPenney Benefit Plan, when aggregated with other plans under which Employees (as hereinafter defined) are eligible, provides substantially similar benefits, determined at the time of the substitution, to those that the Employees had immediately prior to the Effective Time. Notwithstanding the foregoing, nothing in the Merger Agreement precludes JCPenney from making any amendments to or terminating any Fay's Benefit Plan to the extent required by law (provided that JCPenney uses its reasonable efforts to minimize the reduction of benefits needed to comply with applicable law), and JCPenney will have the right, at any time after the 12 month period described above, to make any amendments to or terminate any Fay's Benefit Plan as JCPenney deems appropriate.

  With respect to each JCPenney Benefit Plan for which an Employee becomes eligible, JCPenney and its Subsidiaries will grant such Employee credit, for purposes of eligibility and vesting only, for all past service credited for such purposes by Fay's under similar plans, other than new JCPenney Benefit Plans which cover a substantial number of JCPenney's employees or employees of one or more of JCPenney's Subsidiaries, including without limitation Thrift Drug, (in addition to Employees) which do not grant past service credit to JCPenney's or such Subsidiaries' employees generally. Notwithstanding the foregoing, for any vacation plan, service will be calculated and credited in accordance with the Fay's standard vacation plan.

  Any pre-existing condition exclusion under any JCPenney Benefit Plan providing medical benefits (other than dental benefits) will be waived for any Employee who, immediately prior to commencing participation in such JCPenney Benefit Plan, was participating in a Fay's Benefit Plan providing medical benefits (other than dental benefits) and had satisfied any pre-existing condition provision under such Fay's Benefit Plan. Any pre-existing condition exclusion under any JCPenney Benefit Plan providing dental benefits shall be waived for any Employee of Fay's who, immediately prior to commencing participation in such JCPenney Benefit Plan, was participating in a Fay's Benefit Plan providing dental benefits and had satisfied any pre-existing condition provision under such Fay's Benefit Plan. Any expenses that were taken into account under a Fay's Benefit Plan providing medical or dental benefits in which the Employee participated immediately prior to commencing participation in a JCPenney Benefit Plan providing medical or dental benefits will be taken into account to the same extent under such JCPenney Benefit Plan, in accordance with the terms of such JCPenney Benefit Plan, for purposes of satisfying applicable deductible, coinsurance and maximum out-of-pocket provisions and life-time benefit limits.

  As used herein and in the Merger Agreement, the term "Employees" means all employees of Fay's and its Subsidiaries (including those on disability or leave of absence, paid or unpaid) immediately prior to the Effective Time.

  Employment of Fay's Employees. JCPenney has agreed to cause Fay's at the Effective Time to continue to employ all Employees (other than Messrs. Henry Panasci, Jr., David Panasci, Poole and Wolfson, which executive officers of Fay's will be terminated without cause immediately after the Effective Time for purposes of their respective Employment Agreements) who are employed immediately prior to the Effective Time at substantially comparable levels of cash compensation, but JCPenney will not be obligated to cause Fay's to continue to employ any such individuals after the Effective Time.

  Employment Agreements. JCPenney has agreed to be, and to cause Fay's to continue to be, bound by and honor the Employment Agreements between Fay's and certain of its executive officers. Fay's has agreed not to exercise its authority under such agreements to set up an irrevocable trust, establish an irrevocable letter of credit, or otherwise establish an irrevocable funding commitment with respect to such Employment Agreements. JCPenney has agreed that Henry Panasci, Jr., David Panasci, James Poole and Warren Wolfson will be terminated without cause immediately after the Effective Time for purposes of their respective Employment Agreements and has acknowledged that the consummation of the Merger is a Change in Control (as such term is defined in the Employment Agreements).

  Non-Employee Directors Retirement Plan. JCPenney has agreed that each non-employee director of Fay's immediately preceding the Effective Time will be entitled to receive the retirement benefits he would have received had he retired immediately prior to the Effective Time and had met all requirements for full retirement benefits under the plan equal to the director's current annual retainer. Such benefits will be paid to the director upon his attainment of age 65 or, at JCPenney's discretion, in a lump sum actuarially equivalent payment within six months after the Effective Time.

  Severance Programs. JCPenney has agreed that it will, and will cause Fay's to, for specified periods from and after the Effective Time, honor and be bound by the Fay's corporate officers' and non-officer employees' severance programs in effect as of August 5, 1996.

  The Fay's Incorporated Corporate Officers' Severance Program (the "Officers' Severance Program") covers all corporate officers of Fay's, other than executive officers who are parties to Employment Agreements (the "Covered Officers"). This program provides that, in the event of (i) the involuntary termination of a Covered Officer (except where such termination is due to a Summary Dismissal, defined in the program as the violation of certain specified policies by the Covered Officer) within 18 months following the Effective Time or (ii) the voluntary termination of a Covered Officer for Good Reason (as hereinafter defined) within 18 months after the Effective Time (provided that the Covered Officer first gives four weeks written notice), such Covered Officer will be eligible, for 78 weeks following the termination of the Covered Officer's employment, to receive salary continuation benefits (equal to the Covered Officer's weekly base salary in effect immediately prior to the Effective Time and in addition to any accrued vacation time) and to be covered under certain specified health and welfare benefit programs of Fay's.

  "Good Reason" is defined in the Officers' Severance Program to mean (i) the relocation of the situs of the Covered Officer's job more than 30 miles further from the Covered Officer's residence immediately prior to the Effective Time than the Covered Officer's job site immediately prior to the Effective Time, provided that the Covered Officer determines, in his sole discretion, not to relocate to such new job site, or (ii) a reduction in the Covered Officer's base salary in effect immediately prior to the Effective Time. In addition, a Covered Officer also has the right to voluntarily terminate for Good Reason any time after three months, but within 18 months, following the Effective Time, in the event of a material change in the job description or responsibilities of the

Covered Officer (excluding changes in title or from corporate to divisional/subsidiary responsibilities) following the Effective Time.

  The Fay's Incorporated Non-Officer Employees' Severance Program (the "Employees' Severance Program") covers all non-officer employees of Fay's. This program provides that, in the event of (i) the involuntary termination of certain specified employees (each, a "Specified Employee") (except where such termination is due to a Summary Dismissal, defined in the program as the violation of certain specified policies by the Specified Employee) within 12 months following the Effective Time or (ii) the voluntary termination by a Specified Employee for Good Reason (as hereinafter defined) within 12 months after the Effective Time (provided that the Specified Employee first gives four weeks written notice), such Specified Employee will be eligible, for a number of weeks (as specified for each Specified Employee) following the termination of the Specified Employee's employment, to receive salary continuation benefits (equal to the Specified Employee's weekly base salary in effect immediately prior to the Effective Time and in addition to any accrued vacation time) and to be covered under certain specified health and welfare benefit programs of Fay's. Salary continuation and severance benefits for non-officer employees who are not Specified Employees are governed by the terms of the Employees' Severance Program, except that such benefits are effective for a period of one week for each year of such Employee's service as a full-time employee.

  "Good Reason" is defined in the Employees' Severance Program to mean (i) the relocation of the situs of the Employee's job more than 30 miles further from the Employee's residence immediately prior to the Effective Time than the Employee's job site immediately prior to the Effective Time, provided that the Employee determines, in his sole discretion, not to relocate to such new job site, or (ii) a reduction in the Employee's base salary in effect immediately prior to the Effective Time.

  Bonus Plans. JCPenney has agreed that it will, and will cause Fay's to, from and after the Effective Time, perform Fay's obligations under the Management Incentive Plan and the Key Management Incentive Plan of Fay's and its Subsidiaries in effect for fiscal year ending February 1, 1997 (the "Bonus Plans"). Notwithstanding the terms of the Bonus Plans, JCPenney will make payments to all Employees who were employed immediately prior to the Effective Time, in an amount equal to the product of: (i) such Employee's entitlement under the Bonus Plans as if all targets are met at 100% multiplied by (ii) a percentage equal to (a) the number of days such Employee was employed by Fay's (including days employed by the Surviving Corporation) during the fiscal year ending February 1, 1997, divided by (b) 366. Such payments to terminated Employees will be made at such time that such payment would have been made if such Employee's employment had not been so terminated. Notwithstanding the foregoing, no benefits will be paid to Employees who are terminated for Summary Dismissal (as defined in the Fay's severance policies referenced above).

  Stock Purchase Plan. Concurrently with the execution of the Merger Agreement, Fay's amended the 1971 Fay's Incorporated Employees' Stock Purchase Plan to provide that (a) no Fay's employee not already participating in such plan will be eligible to enter such plan; (b) no employee currently participating in such plan will be able to increase his payroll deduction under such plan; and (c) all account balances of such plan will be used to purchase shares of Fay's Common Stock at a date determined by the Committee (as defined in such plan) prior to the Effective Time as if such date was the Annual Purchase Date (as defined in such plan).

 Treatment of Fay's Options

  Stock Options Issued to Non-Employee Directors. At the Effective Time, outstanding non-employee director stock options to purchase shares of Fay's Common Stock ("Directors Stock Options") granted under the Fay's Incorporated Stock Option Plan for Non-Employee Directors prior to the date of the Merger Agreement, and exercisable (but not exercised) will, upon their surrender to Fay's by the holders thereof, be canceled by Fay's, and the holders thereof will receive a cash payment from Fay's in an amount (if any) equal to the number of shares of JCPenney Common Stock which the holder of the option would have received if such holder had exercised the option immediately prior to the Effective Time multiplied by the difference between (i) the average of the per share Daily Price on the NYSE of JCPenney Common Stock during the Measurement Period and (ii) the New Exercise Price; provided, however, that with respect to both (i) options not yet exercisable and (ii) options for which such payment cannot be made at the Effective Time because of the requirements of Section 16(b) of the Exchange Act, JCPenney will cause such options to be assumed by JCPenney (pursuant to the existing Fay's option plan) and become exercisable for the same number of whole shares of JCPenney Common Stock which would have been received if such Directors Stock Option had been exercised immediately prior to the Effective Time and the Fay's Common Stock received in connection therewith was exchanged for JCPenney Common Stock pursuant to the terms of the Merger, with an exercise price equal to the New Exercise Price; provided, however, that cash will be paid in lieu of the issuance of fractional shares of JCPenney Common Stock. JCPenney has agreed to provide continuing optionees with documentation regarding such assumed options.

  Stock Options Issued to Employees. At the Effective Time, Fay's will offer a cash payment to all holders of outstanding options (an "Employee Stock Option") to purchase Fay's Common Stock granted prior to the execution of the Merger Agreement under the Fay's Incorporated 1982 Stock Option Plan. Upon the surrender to Fay's by holders thereof, such Employee Stock Options will be canceled by Fay's and the holders thereof will receive a cash payment from Fay's in an amount equal to the number of shares of JCPenney Common Stock which the holder of the option would have received if such holder had exercised the option immediately prior to the Effective Time multiplied by the difference between (i) the average of the per share Daily Price on the NYSE during the Measurement Period and (ii) the New Exercise Price. Employee Stock Options not surrendered by their holders will be assumed by JCPenney (pursuant to the existing Fay's option plan) and become exercisable for the same number of whole shares of JCPenney Common Stock which would have been received if such Employee Stock Option had been exercised immediately prior to the Effective Time and the Fay's Common Stock received in connection therewith was exchanged pursuant to the terms of the Merger, with an exercise price equal to the New Exercise Price; provided, however, that cash will be paid in lieu of the issuance of fractional shares of JCPenney Common Stock. JCPenney has agreed to provide continuing optionees with documentation regarding such assumed options.

 Certain Additional Covenants

  Pursuant to the Merger Agreement, JCPenney has agreed to use all reasonable efforts to cause the shares of JCPenney Common Stock to be issued in the Merger, and the shares of JCPenney Common Stock to be reserved for issuance upon conversion of the Fay's Convertible Notes, to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Effective Time. Fay's has agreed to use all reasonable efforts to cause the conversion of the Fay's Convertible Notes on or prior to the Effective Time. Additionally, each of Fay's, JCPenney and Merger Sub has agreed to take all reasonable actions necessary to (i) comply promptly with all legal requirements that may be imposed on such party with respect to the Merger and to promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection with the Merger and (ii) obtain and cooperate with each other in obtaining any consent, acquiescence, authorization, order or approval of, or any exemption or nonopposition by, any governmental entity or court required in connection with the Merger or the taking of any reasonable action contemplated thereby or by the Merger Agreement.

 Certain Post-Merger Matters

  Once the Merger is consummated, Fay's, as the surviving corporation in the Merger, will possess all of the assets, rights and obligations of Merger Sub and Fay's.

  Pursuant to the Merger Agreement, Merger Sub's certificate of incorporation and by-laws, as in effect immediately prior to the Effective Time, will be the certificate of incorporation and by-laws of the surviving corporation in the Merger. The officers and directors of Merger Sub at the Effective Time shall be the initial officers and directors of the surviving corporation in the Merger.

 Conditions to the Merger

  The respective obligations of JCPenney and Fay's to consummate the Merger are subject to the satisfaction or waiver of certain conditions, including, among other matters, the following: (i) approval and adoption of the

Merger Agreement by the holders of at least two-thirds of the outstanding shares of Fay's Common Stock entitled to vote thereon; (ii) the approval for listing on the NYSE of the JCPenney Common Stock to be issued in connection with the Merger; (iii) the expiration or termination of the applicable waiting periods under the HSR Act and the receipt of any other required governmental consents; (iv) the absence of any stop order or proceeding seeking a stop order with respect to the Registration Statement; (v) the absence of any injunction or other order issued by any court of competent jurisdiction preventing consummation of the Merger; and (vi) receipt by Fay's of a letter from counsel to either JCPenney or Fay's opining to certain tax matters relating to the Merger being treated as a tax free reorganization for federal income tax purposes.

  The obligations of JCPenney and Merger Sub to consummate the Merger are subject to the following additional conditions: (i) the material accuracy of each of the representations and warranties of Fay's contained in the Merger Agreement as of the date of the Closing unless such inaccuracy could not reasonably be expected to have a Material Adverse Effect on Fay's; (ii) the material performance by Fay's of each of its obligations under the Merger Agreement; (iii) JCPenney's receipt of an agreement from each affiliate of Fay's limiting such affiliate's right to sell the shares of JCPenney Common Stock received in the Merger in accordance with Rule 145 promulgated under the Securities Act; (iv) the demand by holders of not more than 10% of the outstanding shares of Fay's Common Stock of appraisal for their shares under the NYBCL; (v) JCPenney's receipt of a letter from Fay's counsel opining to certain matters; (vi) JCPenney's receipt of any consents to the Merger under Fay's contracts, except where the failure to obtain the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Fay's or JCPenney or the consummation of the transactions contemplated by the Merger Agreement; (vii) the absence of any Material Adverse Change with respect to Fay's; and (viii) the termination of the Company Stock Purchase Plan, the Company Dividend Reinvestment and Stock Purchase Plan and the Company Severance Award Plan (as each such term is defined in the Merger Agreement) to the extent such plans award any shares of Fay's Common Stock.

  The obligation of Fay's to consummate the Merger is subject to the following additional conditions: (i) the material accuracy of each of the representations and warranties of JCPenney and Merger Sub contained in the Merger Agreement as of the date of the Closing unless such inaccuracy could not reasonably be expected to have a Material Adverse Effect on JCPenney; (ii) the material performance by JCPenney and Merger Sub of each of their obligations under the Merger Agreement; (iii) receipt by Fay's of letters from JCPenney's counsel opining to certain matters; and (iv) the absence of any Material Adverse Change with respect to JCPenney.

  JCPenney and Fay's anticipate that all of the conditions to the consummation of the Merger will be satisfied at the time of the Special Meeting. Either JCPenney or Fay's may extend the time for performance of any of the obligations of the other party or may, subject to applicable law, waive compliance with those obligations at its discretion.

 Termination of the Merger Agreement

  By Mutual Consent of Either Party. The Merger Agreement may be terminated prior to the Effective Time by (i) mutual written consent of JCPenney and Fay's or by mutual action of their respective Boards of Directors, or (ii) either party if (a) the Merger has not been consummated on or before December 31, 1996 (provided that the terminating party shall not have failed to fulfill any obligation under the Merger Agreement that resulted in the failure of the Merger before such date); (b) any court or governmental final order, decree, ruling or action shall have prohibited consummation of the Merger; (c) the required approval of Fay's shareholders is not received at the Special Meeting; or (d) the Board of Directors of Fay's shall have approved or recommended any Acquisition Proposal which is financially superior to the Merger (as determined in good faith by the Board of Directors of Fay's after consultation with Fay's financial advisors), and the Board of Directors of Fay's is advised by its outside counsel that the fiduciary duties of the Board of Directors require acceptance or recommendation of such Acquisition Proposal.

  By JCPenney. JCPenney may terminate the Merger Agreement if (i) Fay's fails to comply in any material respect with any covenant or agreement contained in the Merger Agreement, if such failure or breach is not cured within 30 days following notice; (ii) any of the representations or warranties of Fay's contained in the Merger Agreement is not true in all material respects when made or on and as of the Effective Time as if made on and as of the Effective Time, except where the failure to be so true and correct (without giving effect to the individual materiality thresholds otherwise contained in such representation or warranty) could not reasonably be expected to have a Material Adverse Effect; (iii) the Board of Directors of Fay's withdraws, modifies or changes in any manner adverse to JCPenney or Merger Sub its recommendation in favor of the Merger; (iv) after the date of the Merger Agreement, there has been any Material Adverse Change with respect to Fay's; or (v) the Conversion Shares (without regard to the proviso in the Merger Agreement that the Conversion Shares not be less than .2253397 of a share of JCPenney Common Stock) would be less than .2065614 of a share of JCPenney Common Stock.

  By Fay's. Fay's may terminate the Merger Agreement if (i) JCPenney or Merger Sub fails to comply in any material respect with any covenant or agreement contained in the Merger Agreement, if such failure or breach is not cured within 30 days following notice; (ii) any of the representations or warranties of JCPenney or Merger Sub contained in the Merger Agreement is not true in all material respects when made or on and as of the Effective Time as if made on and as of the Effective Time, except where the failure to be so true and correct (without giving effect to the individual materiality thresholds otherwise contained in such representation or warranty) could not reasonably be expected to have a Material Adverse Effect; (iii) there has been any Material Adverse Change with respect to JCPenney; or (iv) the Conversion Shares (without regard to the proviso in the Merger Agreement that the Conversion Shares not be more than .2754151 of a share of JCPenney Common Stock) would be more than .3098420 of a share of JCPenney Common Stock.

 Fees and Expenses

  If the Merger Agreement is terminated because (i) Fay's Board of Directors approves or recommends any Acquisition Proposal that is financially superior to the Merger (as determined in good faith by Fay's Board of Directors after consultation with Fay's financial advisor), and Fay's Board of Directors is advised by its outside counsel that its fiduciary duties require acceptance or recommendation of such Acquisition Proposal, or (ii) Fay's Board of Directors withdraws, modifies or changes its recommendation of the Merger Agreement or the Merger in a manner adverse to JCPenney or Merger Sub, then (a) Fay's shall pay JCPenney in same day funds $4,000,000 in lieu of reimbursing JCPenney for all out-of-pocket expenses and fees actually incurred by JCPenney or its subsidiaries in connection with the Merger Agreement and the transactions contemplated thereby, and (b) if an Acquisition Transaction is consummated within nine months of such termination, Fay's shall, on the day of such consummation, pay JCPenney in same day funds an additional amount equal to $8,000,000.

  Except as described above, all costs and expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expense, except for the filing fee with respect to the Proxy Statement/Prospectus and the Registration Statement, which filing fee shall be shared equally by JCPenney and Fay's.

 Indemnification and Insurance

  From and after the Effective Time, JCPenney and Fay's, as the Surviving Corporation, will indemnify, defend and hold harmless each officer, director or employee of Fay's or any of its Subsidiaries, to the fullest extent permitted under applicable law, against any loss arising from a claim based in whole or in part out of the fact that such person is or was an officer, director or employee of Fay's, or a fiduciary under any of Fay's employee benefit plans, including actions arising out of or in connection with the Merger. Additionally, JCPenney has agreed to cause the provisions regarding exculpation of directors and officers liability and indemnification contained in the certificate of incorporation of the Surviving Corporation to be substantively the same as such provisions contained in the Fay's Charter immediately prior to the Effective Time.

  For a period of six years from and after the Effective Time, JCPenney will maintain in effect the policies of directors' and officers' liability insurance carried by Fay's and its Subsidiaries, or substitute policies of at least the same coverage and amounts, with respect to matters arising before the Effective Time, subject to the limitation that JCPenney will not be required to pay an annual premium for such insurance in excess of (i) 250% of the last annual premium paid by Fay's prior to the date of the Merger Agreement, for each of the first three annual premiums, and (ii) 200% of the last annual premium paid by Fay's prior to the date of the Merger Agreement, thereafter; provided, however, that in the event such maximum amounts are applicable, JCPenney will purchase as much coverage as possible for such amount.

 Amendment, Extension and Waiver

  The Merger Agreement may be amended by JCPenney, Fay's and Merger Sub, by action taken or authorized by their respective boards of directors, at any time before or after approval and adoption by the Fay's shareholders, but, after any such approval and adoption, no amendment may be made which by law requires further approval by such shareholders unless such further approval is obtained. The Merger Agreement can only be amended by the written agreement of all of the parties thereto.

  At any time prior to the Effective Time, JCPenney, Fay's and Merger Sub, by action taken or authorized by their respective boards of directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties thereto, (ii) waive any inaccuracies in the representations and warranties contained in the Merger Agreement or in any document delivered pursuant thereto, and (iii) waive compliance with any of the agreements or conditions contained therein. Any such extension or waiver can only be accomplished by a written instrument signed on behalf of such party.

CERTAIN TERMS OF THE STOCKHOLDERS AGREEMENT

  The following summary of the material terms of the Stockholders Agreement is not intended to be a complete description of the terms and conditions thereof, and is qualified in its entirety by reference to the full text thereof which is incorporated herein by reference herein. A copy of the Stockholders Agreement has been filed with the Commission as an exhibit to the Registration Statement of which this Proxy Statement/Prospectus is a part.

  General. As a condition and an inducement to JCPenney entering into the Merger Agreement, on August 5, 1996, Messrs. Henry A. Panasci, Jr. and David
H. Panasci (each, a "Stockholder" and, collectively, the "Stockholders") entered into the Stockholders Agreement. The Stockholders beneficially own in the aggregate a total of 5,906,793 shares of Fay's Common Stock (approximately 28.1% of the total shares outstanding as of the Record Date). The obligations under the Stockholders Agreement relating to 672,298 of such shares (approximately 3.2% of the total shares outstanding as of the Record Date) are subject to any fiduciary obligations under applicable law.

  Voting of Fay's Common Stock. The Stockholders Agreement provides that during the period commencing on the date of the Stockholders Agreement and continuing until the first to occur of (i) the Effective Time or (ii) the termination of the Stockholders Agreement in accordance with its terms, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of holders of Fay's Common Stock, however called, or in connection with any written consent of the holders of Fay's Common Stock, each Stockholder will vote (or cause to be voted) all shares of Fay's Common Stock held of record or Beneficially Owned (as defined in the Stockholders Agreement) by such Stockholder (i) in favor of the Merger, the execution and delivery by Fay's of the Merger Agreement and the approval and adoption of the terms thereof and each of the other actions contemplated by the Merger Agreement and the Stockholders Agreement and any actions required in furtherance thereof; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of Fay's under the Merger Agreement or the Stockholders Agreement; and (iii) except as otherwise agreed to in writing in advance by JCPenney, against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement and the Stockholders Agreement): (a) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving Fay's or any of its subsidiaries; (b) any sale, lease or transfer of a material amount of assets of Fay's or any of its subsidiaries, or a reorganization, restructuring, recapitalization, special dividend, dissolution or liquidation of Fay's or its subsidiaries; or (c) (1) any change in a majority of the persons who constitute the Board of Directors of Fay's; (2) any change in the present capitalization of Fay's or any of its subsidiaries; (3) any amendment of the Fay's Charter or the Fay's By-Laws; (4) any other change in Fay's corporate structure or business; or (5) any other action which, in the case of each of the matters referred to in clauses
(c)(1), (2), (3) or (4), is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect the Merger and the transactions contemplated by the Stockholders Agreement and the Merger Agreement. The Stockholders Agreement further provides that none of the Stockholders will enter into any agreement or understanding with any person or entity the effect of which would be inconsistent with or violative of the provisions and agreements described in this paragraph.

  Stockholder Covenant. The Stockholders Agreement provides that for a period of (i) 60 days following termination of the Merger Agreement by either JCPenney or Fay's due to a failure to obtain the requisite vote of the shareholders of Fay's, provided that such period shall be extended to an aggregate of six months (including the initial 60 days) if within the initial 60 day period a public announcement is made regarding an Acquisition Proposal,
(ii) six months following termination of the Merger Agreement by either JCPenney or Fay's due to the Board of Directors of Fay's having approved or recommended any Acquisition Proposal which is financially superior to the Merger and the Board of Directors of Fay's is advised by its outside counsel that the fiduciary duties of the Board of Directors require acceptance or recommendation of such Acquisition Proposal, and (iii) 60 days following termination of the Merger Agreement by JCPenney due to the Board of Directors of Fay's withdrawing, modifying or changing its recommendation of the Merger Agreement or the Merger in a manner adverse to JCPenney or Merger Sub or shall have resolved to do any of the foregoing, provided that such period shall be extended to an aggregate of six months (including the initial 60 days) if within the initial 60 day period a public announcement is made regarding an Acquisition Proposal, each Stockholder shall not enter into, execute, or be a party to any agreement or understanding, written or otherwise, with any Person (as defined in the Stockholders Agreement) whereby such Stockholder (i) grants or otherwise gives to such Person an option or right to purchase or acquire any or all of the shares of Fay's Common Stock held of record or Beneficially Owned by such Stockholder other than sales made in open market transactions;
(ii) agrees or covenants to vote or to grant a proxy to vote any or all of the shares of Fay's Common Stock held of record or Beneficially Owned by the Stockholder, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of shares of Fay's Common Stock, however called, or in connection with any written consent of the holders of shares of Fay's Common Stock; or (iii) agrees or covenants to tender any or all of the shares of Fay's Common Stock held of record or Beneficially Owned by such Stockholder into any tender offer or exchange offer relating to the shares of Fay's Common Stock.

  No Solicitation. The Stockholders Agreement provides that each Stockholder will not, and will cause its affiliates and investment bankers, attorneys, accountants and other agents and representatives of the Stockholder and such affiliates (such affiliates, investment bankers, attorneys, accountants, agents and representatives of any Person are hereinafter collectively referred to as the "Representatives" of such Person) not to, directly or indirectly (i) initiate, solicit or encourage, or take any action to facilitate the making of, any offer or proposal which constitutes or is reasonably likely to lead to any Acquisition Proposal or any inquiry with respect thereto, or (ii) in the event of an unsolicited Acquisition Proposal, engage in negotiations or discussions with, or provide any information or data to, any person (other than JCPenney, any of its affiliates or representatives) relating to any Acquisition Proposal. Notwithstanding the restrictions set forth in this paragraph, any person who is an officer or director of Fay's may exercise his fiduciary duties in his capacity as a director or officer of Fay's consistent with the terms of the Merger Agreement.

  Restriction on Transfer, Proxies and Non-Interference. The Stockholders Agreement also provides that, except as applicable in connection with the transactions contemplated by the Merger Agreement, the Stockholder will not, directly or indirectly: (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any or all of the shares of Fay's Common Stock held of record or Beneficially Owned by such Stockholder or any interest therein; (ii) except as contemplated by the Stockholders Agreement, grant any proxies or powers of attorney, deposit the shares of Fay's Common Stock into a voting trust or enter into a voting agreement with respect to the shares of Fay's Common Stock held of record or Beneficially Owned by such Stockholder; or (iii) take any action that would make any representation or warranty of the Stockholder contained in the Stockholders Agreement untrue or incorrect or would result in a breach by such Stockholder of its obligations under the Stockholders Agreement or a breach by Fay's of its obligations under the Merger Agreement.

  Termination. Except as otherwise provided therein, the covenants and agreements contained in the Stockholders Agreement will terminate upon the earlier of (i) the consummation of the Merger and (ii) the termination of the Merger Agreement in accordance with its terms, except that the covenant and agreement described above in the paragraph entitled "Stockholders Covenant" shall survive for the periods set forth in such paragraph.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

  Fay's has received an opinion from Baker & Botts, L.L.P., counsel to JCPenney, to the effect that, if the Merger is consummated in accordance with the terms of the Merger Agreement, (i) the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(A) and (2)(E) of the Code, (ii) JCPenney, Merger Sub and Fay's will each be a party to that reorganization within the meaning of Section 368(b) of the Code and (iii) no gain or loss will be recognized by any shareholder of Fay's upon the conversion of shares of Fay's Common Stock into shares of JCPenney Common Stock. Such opinion was based upon such counsel's review of those documents and materials that it considered to be relevant, including this Proxy Statement/Prospectus, the Merger Agreement and the JCPenney Rights Agreement relating to the Rights. In addition, in rendering such opinion, such counsel received and relied upon representations of fact contained in certificates of JCPenney and Fay's (including, in the case of Fay's, a representation to the effect that a sufficient number of Fay's shareholders do not intend to dispose of the shares of JCPenney Common Stock to be received as a result of the Merger so as to satisfy a "continuity of interest" requirement).

  Based upon the foregoing, JCPenney and Fay's each believe that (i) no gain or loss will be recognized by Fay's, Merger Sub, JCPenney or its shareholders as a result of the Merger, (ii) no gain or loss will be recognized by a Fay's shareholder upon the receipt of JCPenney Common Stock (together with the corresponding JCPenney Stock Purchase Rights) in the Merger in exchange for shares of Fay's Common Stock (except for cash received in lieu of fractional shares or upon exercise of dissenters' rights of appraisal), (iii) the basis of the shares of JCPenney Common Stock (including a fractional share) to be received by a Fay's shareholder in the Merger will be the same as the basis of the shares of Fay's Common Stock surrendered in exchange therefor and (iv) the holding period of the shares of JCPenney Common Stock (including a fractional share) to be received by a Fay's shareholder in the Merger will include the holding period of the shares of Fay's Common Stock exchanged therefor, provided that such Fay's Common Stock was held as a capital asset by such shareholder as of the Effective Time.

  A Fay's shareholder who receives cash in lieu of a fractional share of JCPenney Common Stock in connection with the Merger will recognize gain or loss for federal income tax purposes equal to the difference between the cash received in lieu of such fraction of a share and the basis of such fraction of a share. Such gain or loss will be capital gain or loss, provided that the Fay's Common Stock was held as a capital asset. Any such capital gain or loss will be long-term capital gain or loss if the shareholder's holding period for such Fay's Common Stock exceeds one year as of the Effective Time.

  An opinion of counsel is not binding on the Internal Revenue Service ("IRS") or on the courts. Therefore, there can be no assurance that the Merger will constitute a reorganization or that any of the tax consequences of a reorganization that are described above will be available to the Fay's shareholders. Because of the complexity of the tax laws and because the tax consequences to any particular shareholder may be affected by matters not discussed herein, each Fay's shareholder is advised to consult his or her own tax advisor concerning the applicable federal, foreign, state and local income tax consequences of the Merger.

  United States persons who are holders of Fay's Options which are assumed by JCPenney, as described above under "The Merger--Certain Terms of the Merger Agreement--Treatment of Fay's Options" will not recognize income or gain for United States federal income tax purposes upon such assumption.

  Holders of Fay's Options who receive cash for cancellation of options, or who elect to exercise the options assumed by JCPenney, will generally recognize ordinary income as a result of the receipt of such cash or the JCPenney Common Stock upon exercise of such options, as the case may be. The amount treated as ordinary income will equal, as appropriate, the cash received, or the fair market value of the JCPenney Common Stock at the time of receipt, less the exercise price. Such a holder of a Fay's Option will have a tax basis in the JCPenney Common Stock received in exchange for the Fay's Option equal to the fair market value of the JCPenney Common Stock at the time of receipt.

  Amounts described above as being treated as ordinary income will be subject to tax at rates applicable to ordinary income and will be subject to tax under the Federal Insurance Contribution Act ("FICA tax"), subject to certain limitations in the case of the old-age, survivors and disability insurance portion of the FICA tax.

  THE DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. THE DISCUSSION IS A SUMMARY OF THE PRINCIPAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND DOES NOT ADDRESS THE STATE, LOCAL OR FOREIGN TAX ASPECTS OF THE MERGER. THE DISCUSSION IS BASED ON CURRENTLY EXISTING PROVISIONS OF THE CODE, EXISTING AND PROPOSED TREASURY REGULATIONS UNDER THE CODE, THE LEGISLATIVE HISTORY OF THE CODE, CURRENT RULINGS AND PRONOUNCEMENTS OF THE IRS AND COURT DECISIONS. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THE DISCUSSION. THE DISCUSSION MAY NOT BE APPLICABLE TO CERTAIN FAY'S SHAREHOLDERS, INCLUDING SHAREHOLDERS WHO ACQUIRED THEIR SHARES THROUGH THE EXERCISE OF STOCK OPTIONS OR OTHERWISE AS COMPENSATION. EACH FAY'S SHAREHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO HIM OR HER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS AND OF ANY POSSIBLE FUTURE CHANGES IN THE TAX LAWS.

ACCOUNTING TREATMENT

  The Merger is intended to be treated as a purchase of Fay's by JCPenney for accounting and financial reporting purposes. Therefore, the aggregate consideration paid by JCPenney in connection with the Merger will be allocated to Fay's assets and liabilities based on their fair values with any excess being treated as goodwill.

CERTAIN REGULATORY MATTERS

  The HSR Act and the rules and regulations promulgated thereunder provide that certain transactions may not be consummated until required information and materials have been furnished to the Antitrust Division of the Department of Justice (the "Antitrust Division") and the Federal Trade Commission (the "FTC"). The respective obligations of JCPenney and Fay's to consummate the Merger are conditioned upon all waiting periods (and extensions thereof) applicable to the consummation of the Merger under the HSR Act having expired or been terminated. See "--Certain Terms of the Merger Agreement--Conditions to the Merger." JCPenney and Fay's made filings under the HSR Act on August 13 and 14, 1996, respectively, in connection with the Merger. The required waiting period under the HSR Act will expire at 11:59 p.m. on September 13, 1996, unless extended by a request from the Antitrust Division or the FTC for additional information or documentary material or unless early termination of the waiting period is granted. At any time before or after the Effective Time, and notwithstanding that the HSR Act waiting period has expired or terminated, the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or advisable in the public interest, including seeking to enjoin the consummation of the Merger or seeking divestiture of assets or businesses of JCPenney or Fay's.

  At any time before or after the Effective Time, and notwithstanding that the HSR Act waiting period has expired or terminated, any state could take such action under its antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Merger or seeking divestiture of assets or businesses of JCPenney or Fay's. Private parties may also seek to take legal action under antitrust laws under certain circumstances.

  Based on information available to them, JCPenney and Fay's believe that the Merger can be effected in compliance with federal and state antitrust laws. However, there can be no assurance that a challenge to the consummation of the Merger on antitrust grounds will not be made or that, if such a challenge were made, JCPenney and Fay's would prevail or would not be required to accept certain conditions, possibly including certain divestitures in order to consummate the Merger. See "The Merger--Certain Terms of the Merger Agreement--Response to Certain Actions."

  Except for filings with or approvals of the Drug Enforcement Agency and the appropriate governmental agencies that regulate pharmaceutical, liquor and ammunition sales, respectively, neither JCPenney nor Fay's is aware of any other governmental or regulatory filings or approvals required in connection with the Merger, other than compliance with applicable securities laws.

AMENDMENT TO FAY'S RIGHTS AGREEMENT

  Pursuant to the terms of the Fay's Rights Agreement, the holder of a Fay's Right thereunder is entitled to purchase from Fay's one-one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share, of Fay's at a price of $30 per one one-hundredth of a share upon the acquisition of the Beneficial Ownership (as defined in the Fay's Rights Agreement) of more than 20% of the Fay's Common Stock by an Acquiring Person (as defined in the Fay's Rights Agreement). Immediately prior to the execution of the Merger Agreement, the definition of an "Acquiring Person" under the Fay's Rights Agreement was amended to exclude JCPenney and Merger Sub if they obtained the Beneficial Ownership of more than the permitted percentage of Fay's Common Stock solely as a result of entering into and consummating the transactions contemplated by the Merger Agreement and the Stockholders Agreement. Consistent with the terms of the Fay's Rights Agreement, this amendment was adopted by the Board of Directors of Fay's and is set forth in an Amendment to Fay's Rights Agreement.

APPRAISAL RIGHTS OF DISSENTING SHAREHOLDERS

  Section 910 of the NYBCL ("Section 910") provides that any holder of Fay's Common Stock as of the Record Date who has not voted in favor of the Merger Agreement shall have the right, as an alternative to receiving shares of JCPenney Common Stock in the Merger, to receive payment of the judicially determined fair value of his shares as of the date prior to the Special Meeting and certain other rights and benefits, subject to complying with
Section 623 of the NYBCL ("Section 623"). Pursuant to the terms of the Merger Agreement, JCPenney is not obligated to consummate the Merger if more than 10% of the outstanding shares of Fay's Common Stock have properly demanded appraisal rights. Copies of Section 623 and Section 910 are attached hereto as Appendix III and a summary of the procedures relating to the exercise of appraisal rights is set forth below. This summary does not purport to be a complete statement of the provisions of Section 623 and Section 910 and is qualified in its entirety by reference to Appendix III. A person having a beneficial interest in shares of Fay's Common Stock that are held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect whatever appraisal rights such beneficial owner may have.

  THIS DISCUSSION AND APPENDIX III SHOULD BE REVIEWED CAREFULLY BY ANY SHAREHOLDER OF FAY'S WHO WISHES TO EXERCISE STATUTORY APPRAISAL RIGHTS OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO. FAILURE TO STRICTLY COMPLY WITH ANY OF THE PROCEDURAL REQUIREMENTS OF SECTION 623 MAY RESULT IN A TERMINATION OR WAIVER OF APPRAISAL RIGHTS UNDER SECTION 623.

  Fay's does not intend to waive compliance with any statutory procedures. Unless all of the procedures as set out in Section 623 are followed by a shareholder who wishes to exercise appraisal rights, such shareholder will be bound by the terms of the Merger Agreement.

  Each holder of record of Fay's Common Stock who desires to exercise appraisal rights must satisfy the following conditions and otherwise comply with the provisions of Section 623:

    (i) A separate, written objection to the Merger must be filed with Fay's before or at the Special Meeting but prior to the taking of the vote on the Merger. This objection must include: (a) a notice of the shareholder's election to dissent, (b) the shareholder's name and residence address, (c) the number of shares as to which the shareholder dissents and (d) a demand for payment of the fair value of such shares if the Merger is consummated. Such objection is not required for any holder of shares of Fay's Common Stock to whom Fay's did not give notice of the Special Meeting. A shareholder may not dissent as to less than all of the shares which such shareholder owns beneficially, and a nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner held of record by such nominee or fiduciary. A record holder, such as a broker or an agent, who holds shares of Fay's Common Stock as a nominee or fiduciary for beneficial owners, some of whom desire to demand appraisal, must exercise appraisal rights on behalf of such beneficial owners who desire to demand appraisal with respect to the shares of Fay's Common Stock held for such beneficial owners. A proxy or vote abstaining from voting, or voting against the Merger, or a failure to vote on the Merger, does not constitute such an objection within the meaning of Section
  623. Failure to vote against the Merger Agreement, however, will not constitute a waiver of rights under Sections 623 and 910 of the NYBCL, provided that a written objection to the Merger, as described above, has been properly filed. Fay's will treat only those written demands which are actually received by it before the taking of the vote on the Merger as being timely.

    (ii) A shareholder wishing to exercise appraisal rights under Section 623 must not vote for the approval and adoption of the Merger Agreement. If a shareholder returns a signed proxy failing to specify either (a) a vote against the approval and adoption of the Merger Agreement, or (b) a direction to abstain from voting on the approval and adoption of the Merger Agreement, the proxy will be voted "FOR" the approval and adoption of the Merger Agreement, which will have the effect of waiving such shareholder's appraisal rights and nullifying any previously filed objection.

  All notices of election to dissent should be addressed to Fay's at 7245 Henry Clay Boulevard, Liverpool, New York 13086, Attention: Warren D. Wolfson, Secretary.

  Within ten days after the Effective Time, Fay's, as the surviving corporation in the Merger, will provide written notice of the consummation of the Merger to all shareholders who filed written objections to the Merger or from whom a written objection was not required and have not voted for adoption and approval of the Merger. Within 20 days after the giving of such notice to any shareholder from whom written objection was not required, if such shareholder elects to dissent, such shareholder may file with Fay's a written notice of such election, stating the shareholder's name and residence address, the number of shares of Fay's Common Stock as to which such shareholder dissents and a demand for payment of the fair value of such shareholder's shares of Fay's Common Stock.

   Each shareholder who has complied with Section 623 must submit the certificates representing such shares to Fay's or its transfer agent at the time of filing the notice of dissent or within one month thereafter for notation thereon of the pendency of an appraisal claim, after which such certificates will be returned to such holder or other person who submitted them on behalf of the holder. American Stock Transfer and Trust serves as the transfer agent for shares of Fay's Common Stock, and its address is 40 Wall Street, New York, New York 10005. Any such shareholder who fails to submit such certificates for notation will, at the election of Fay's (exercised by written notice to such holder within 45 days from the date of filing of the notice to dissent), lose such shareholder's dissenter's rights unless a court, for good cause shown, otherwise directs. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in Fay's except those which the original dissenting shareholder had at the time of the transfer.

  Within 15 days after the expiration of the period within which holders of shares of Fay's Common Stock may file their notices of election to dissent, or within 15 days after the Effective Time, whichever is later (but in no case later than 90 days after the Special Meeting), Fay's is required to make a written offer by registered mail to each shareholder who has filed a notice of election to dissent to pay for such holder's shares of Fay's Common Stock at a specified price which Fay's considers to be their fair value (which price shall be the same for all dissenting holders). Such offer will be accompanied by a statement setting forth the aggregate number of shares of Fay's Common Stock with respect to which notices of election to dissent from approval and adoption of the Merger Agreement have been received and the aggregate number of holders of such shares of Fay's Common Stock. If the Merger has been consummated at the time such offer is made, such offer will also be accompanied by (i) advance payment to each dissenting holder who has submitted such holder's certificates to shares of Fay's for notation thereon of such holder's election to dissent of an amount equal to 80% of the amount of such offer, or (ii) as to each dissenting holder who has not yet submitted such certificates for such notation, a statement that advance payment to such holder of an amount equal to 80% of such offer will be made by Fay's promptly upon submission of such certificates. If the Merger has not been consummated at the time of such offer, such advance payment or statement as to advance payment will be sent to each holder entitled thereto forthwith upon consummation of the Merger. Every such advance payment or statement as to advance payment will include advice to such holder that acceptance of such payment by a dissenting holder will not constitute a waiver of such holder's dissenter's rights. If the Merger has not been consummated by the expiration of the above-mentioned 90-day period, the offer by Fay's may be conditioned upon the consummation of the Merger. If within 30 days after the making of a written offer by Fay's, Fay's and any dissenting holder agree upon the price to be paid for such shareholder's shares of Fay's Common Stock, payment therefor will be made within 60 days after the making of such offer or the Effective Time, whichever is later, upon the surrender of the certificates representing such shares of Fay's Common Stock.

  If Fay's fails to make such an offer within the 15-day period described in the preceding paragraph, or if it makes an offer but Fay's and a dissenting holder do not agree within 30 days of the making of the offer upon the price to be paid for such holder's shares of Fay's Common Stock, Fay's must, within 20 days of such 15- or 30-day period, as the case may be, institute a special proceeding in the New York Supreme Court, Onandaga County (the "Court"), to determine the rights of dissenting holders and fix the fair value of their shares of Fay's Common Stock. It is the current intention of Fay's to institute any such proceeding within the 20-day period; however, if Fay's does not institute such proceeding within the 20-day period, any dissenting holder may, within 30 days after the expiration of the 20-day period, institute a proceeding for the same purposes. If such proceeding is not instituted within such 30-day period, dissenting holders who have not agreed with Fay's as to the price to be paid for the shares of Fay's Common Stock will lose their dissenters' rights, unless the Court, for good cause shown, otherwise directs.

  All dissenting holders, other than those who shall have agreed with Fay's as to the price to be paid for their shares of Fay's Common Stock, will be made parties to such appraisal proceeding. The Court will determine whether each dissenting holder, as to whom Fay's requests the Court to make such determination, is entitled to receive payment for such holder's shares of Fay's Common Stock. If Fay's does not request any such determination or if the Court finds that such dissenting shareholder is so entitled, the Court (without a jury) will then determine the fair value of such holder's shares of Fay's Common Stock as of the close of business on the day prior to the date of the Special Meeting. In fixing the fair value of the shares of Fay's Common Stock, the Court will consider the nature of the transaction giving rise to the holder's right to receive payment for such holder's shares of Fay's Common Stock and its effects on Fay's and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining the fair value of the shares of a corporation engaging in a similar transaction under comparable circumstances, and all other relevant factors. Within 60 days after the completion of any such Court proceeding, Fay's will be required to pay to each dissenting holder the amount found to be due, with interest thereon at such rate as the Court finds to be equitable, from the date the Merger is consummated to the date of payment, upon surrender to Fay's by such holder of the certificates representing such shares of Fay's Common Stock. If the Court finds that the refusal of any dissenting holder to accept the offer of Fay's was arbitrary, vexatious, or otherwise not in good faith, no interest will be allowed to such holder.

  The parties to such appraisal proceeding will bear their own costs and expenses, including the fees and expenses of their counsel and any experts employed by them, except that the Court, in its discretion, (i) may apportion and assess all or any part of the costs, expenses and fees incurred by any or all dissenting holders who are parties to the appraisal proceeding against Fay's if, among other things, the Court finds (a) that the fair value of the shares of Fay's Common Stock materially exceeds the offer by Fay's, (b) that no offer of payment or required advance payment was made by Fay's, (c) that Fay's failed to institute such appraised proceeding within the required period, or (d) that the actions of Fay's in complying with its obligations under Section 623 were arbitrary, vexatious or otherwise not in good faith, or
(ii) may apportion and assess all or any part of the costs, expenses and fees incurred by Fay's against any or all of the dissenting holders who are parties to the proceeding, including any who have withdrawn their notices of election to dissent from the Merger, if the Court finds that their refusal to accept Fay's offer of payment was arbitrary, vexatious or otherwise not in good faith.

  Any shareholder who has filed a notice of election to dissent will not, after the Effective Time, have any of the rights of a shareholder with respect to such holder's shares of Fay's Common Stock, other than the right to be paid the judicially determined fair value of such shares of Fay's Common Stock pursuant to the NYBCL and any other rights provided by the NYBCL for shareholders who have filed such a notice. Any notice of election to dissent may be withdrawn by a dissenting shareholder at any time prior to such shareholder's acceptance in writing of an offer made by Fay's, as described above, but in no case later than 60 days after the Effective Time (or if Fay's fails to make a timely offer to pay such shareholder the fair value of such holder's shares of Fay's Common Stock as described above, at any time within 60 days after any date such an offer is made), or thereafter with the written consent of Fay's. In order to be effective, withdrawal of a notice of election to dissent must be accompanied by the return to Fay's of any advance payment to the shareholder made by Fay's, as described above. Any dissenting shareholder who withdraws such holder's notice of election to dissent or otherwise loses such holder's dissenter's rights will thereupon have only the right to receive the merger consideration provided for in the Merger Agreement for each of such holder's shares of Fay's Common Stock.

  Under Section 623(j) of the NYBCL, no payment of the fair value of shares of Fay's Common Stock may be made to dissenting shareholders by Fay's if Fay's were to be insolvent or if such payment would render Fay's insolvent. In that event, such dissenting shareholder would be required to either (i) withdraw such holder's notice of election to dissent (which would be deemed accepted by Fay's) or (ii) retain such holder's status as a claimant against Fay's. If a dissenting shareholder were to elect to remain a claimant against Fay's, such dissenting shareholder's rights would be subordinated to the rights of the creditors of Fay's but would be superior to those of non-dissenting shareholders, should Fay's be liquidated. If Fay's were not liquidated, the dissenting shareholder would retain such holder's right to payment for such holder's shares of Fay's Common Stock, which obligation Fay's would be required to meet once it was no longer insolvent or if such payment would not render Fay's insolvent. If a dissenting shareholder fails to exercise either such option within 30 days after Fay's has given such holder written notice that payment cannot be made because of the restrictions of Section 623(j) of the NYBCL, Fay's would be required to exercise such option by written notice to such holder within 20 days after the expiration of such period of 30 days. For purposes of NYBCL Section 623(j), an "insolvent corporation" is a corporation that is unable to pay its debts as they come due in the usual course of its business.

  If a court in a lawsuit by an unpaid creditor or representative of creditors, such as a trustee in bankruptcy, were to find that, at the time Fay's makes any payment in respect of any dissenting shares (each, a "Transfer"), Fay's (i) made the Transfer with intent to hinder, delay or defraud creditors or (ii) received less than a reasonably equivalent value or fair consideration for the Transfer, and (a) was insolvent at the time of the Transfer, (b) was rendered insolvent by reason of the Transfer, (c) was engaged or about to engage in a business or transaction for which the assets remaining with Fay's constituted unreasonably small capital to carry on its business or

(d) intended to incur, or believed that it would incur, debts beyond its ability to pay as such debts matured, the court could find that the Transfer constituted a "fraudulent conveyance" under applicable federal or state law. If the Transfer were determined to be a fraudulent conveyance, there is a risk that holders of dissenting shares, as recipients of the Transfers, would be ordered to turn over to Fay's, its creditors or its trustee in bankruptcy, all or a portion of the payments in respect of dissenting shares. The measure of insolvency for purposes of the foregoing will vary depending upon the law of the jurisdiction which is being applied. Generally, however, Fay's would be considered insolvent if at the time of the Transfer in question the fair value (or fair saleable value) of its assets was less than the amount required to pay its probable liability on its existing debts (including contingent liabilities) as they become absolute and matured, or if the sum of Fay's debts (including any contingent liabilities) at the time of the Transfer is greater than the fair value of all Fay's assets. The Transfers could be deemed to be fraudulent conveyances even if Fay's is not deemed to be an "insolvent corporation" for purposes of Section 623.

  In any proceeding to enforce his rights to payment for shares pursuant to
Section 623, a shareholder may not seek the enforcement of any other right to which he might otherwise be entitled by virtue of share ownership, except (i) the right to be paid the fair value of his shares pursuant to Section 623 and
(ii) the right to bring or maintain an appropriate action to obtain relief on the ground that the Merger is unlawful or fraudulent as to him.

  A VOTE AGAINST THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT WILL NOT BE DEEMED TO SATISFY THE REQUIREMENTS FOR A WRITTEN OBJECTION TO THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT OR A WRITTEN DEMAND FOR PAYMENT OF THE VALUE OF THE SHARES OWNED BY A DISSENTING SHAREHOLDER.

  The obligation of JCPenney to consummate the Merger is subject to satisfaction or waiver of the condition that holders of not more than 10% of the outstanding shares of Fay's Common Stock have properly demanded appraisal rights. See "The Merger--Certain Terms of the Merger Agreement--Conditions of the Merger."

RESTRICTIONS ON RESALES OF JCPENNEY COMMON STOCK BY AFFILIATES

  The shares of JCPenney Common Stock to be issued to the shareholders of Fay's in the Merger are being registered under the Securities Act pursuant to the Registration Statement. However, because some shareholders of Fay's are or may be affiliates of Fay's at the time of the Special Meeting, such persons will not be able to resell the JCPenney Common Stock received by them in the Merger unless such JCPenney Common Stock is registered for resale under the Securities Act, is sold in compliance with an exemption from the registration requirements of the Securities Act or is sold in compliance with Rule 145 under the Securities Act.

  Pursuant to Rule 145 under the Securities Act, the sale of JCPenney Common Stock acquired by such affiliates of Fay's pursuant to the Merger will be subject to certain restrictions. Such persons may sell JCPenney Common Stock under Rule 145 only if (i) JCPenney has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months,
(ii) the JCPenney Common Stock is sold in a "broker's transaction," which is defined in Rule 144 under the Securities Act as a sale in which (a) the seller does not solicit or arrange for orders to buy the securities, (b) the seller does not make any payment other than to a broker, (c) the broker does no more than execute the order and receive a nominal commission and (d) the broker does not solicit customer orders to buy the securities, and (iii) such sale and all other sales made by such person within the preceding three months do not collectively exceed the greater of (x) 1% of the outstanding shares of JCPenney Common Stock and (y) the average weekly trading volume of JCPenney Common Stock on all national securities exchanges during the four-week period preceding the sale.

                     DESCRIPTION OF JCPENNEY CAPITAL STOCK

  As of August 14, 1996, JCPenney's authorized capital stock consisted of 25,000,000 shares of preferred stock, without par value, of which 965,568 were issued and outstanding, and 1,250,000,000 shares of JCPenney Common Stock, of which 225,547,040 shares were issued and outstanding. The descriptions set forth below of the JCPenney Common Stock, preferred stock and Rights constitute brief summaries of certain provisions of the JCPenney Charter, the JCPenney Bylaws and the Rights Agreement between JCPenney and First Chicago Trust Company of New York, dated as of February 14, 1990, as amended on January 13, 1992 to reflect Manufacturers Hanover Trust Company (now Chase Mellon Shareholder Services L.L.C.) as successor rights agent (the "JCPenney Rights Agreement"), and are qualified in their entirety by reference to the relevant provisions of such documents, all of which are filed as exhibits to the Registration Statement of which this Proxy Statement/Prospectus is a part and are incorporated herein by reference.

JCPENNEY COMMON STOCK

  Holders of JCPenney Common Stock are entitled to one vote per share with respect to each matter submitted to a vote of the stockholders of JCPenney, including the election of directors, subject to voting rights that may be established for shares of JCPenney Preferred Stock. Shares of JCPenney Common Stock vote as a class together with the shares of Series A Preferred Stock (as hereinafter described), if any such shares of Series A Preferred Stock are issued, and Series B Preferred Stock (as hereinafter described). The Board of Directors of JCPenney is divided into three classes to be as nearly equal in number as possible. One third of the directors are elected every year and serve three-year terms. Holders of JCPenney Common Stock do not have the right to cumulate votes in the election of directors and have no preemptive or subscription rights. JCPenney Common Stock is neither redeemable nor convertible, and there are no sinking fund provisions relating to such stock.

  Subject to the prior rights of any outstanding shares of JCPenney Common Stock, holders of JCPenney Common Stock are entitled to receive such dividends as may be lawfully declared from time to time by the Board of Directors of JCPenney. Upon any voluntary or involuntary liquidation, dissolution or winding up of JCPenney, holders of JCPenney Common Stock will be entitled to receive such assets as are available for distribution to stockholders after there shall have been paid or set apart for payment the full amounts necessary to satisfy any preferential or participating rights to which the holders of JCPenney Preferred Stock are entitled.

  The outstanding shares of JCPenney Common Stock are, and the shares of JCPenney Common Stock to be issued in connection with the Merger will be, fully paid and nonassessable. Additional shares of JCPenney Common Stock may be issued, as authorized by the Board of Directors of JCPenney from time to time, without stockholder approval, except any stockholder approval required by the NYSE.

JCPENNEY PREFERRED STOCK

  The JCPenney Charter authorizes 25,000,000 shares of preferred stock, without par value. JCPenney's Board of Directors has designated 1,600,000 shares of preferred stock as Series A Junior Participating Preferred Stock ("Series A Preferred Stock") and has authorized such shares for issuance pursuant to the exercise of the Rights. As of August 14, 1996, no shares of Series A Preferred Stock have been issued. In addition, 1,400,000 shares of preferred stock have been designated Series B ESOP Convertible Preferred Stock ("Series B Preferred Stock"). As of August 14, 1996, 965,568 shares of Series B Preferred Stock were issued and outstanding.

 Rights; Series A Preferred Stock

  There is attached to each share of JCPenney Common Stock, including the shares offered hereby, one Right to purchase from JCPenney one four-hundredth of a share of Series A Preferred Stock at a purchase price of $140 per share (the "Purchase Price"), subject to adjustment in certain events. The terms and conditions of the Rights are contained in the JCPenney Rights Agreement.

  Initially, the Rights will not be exercisable, certificates for the Rights will not be issued and the Rights will automatically trade with the JCPenney Common Stock.

  The Rights will separate from the JCPenney Common Stock and a "Distribution Date" will occur on the earlier of (i) the tenth day following the earlier of
(a) a public announcement that a person or group of affiliated or associated persons other than JCPenney any subsidiary of JCPenney or any employee benefit plan or employee stock plan of JCPenney or of any subsidiary of JCPenney (an "Exempt Person") has acquired, or has obtained the right to acquire, beneficial ownership of 15% or more of the outstanding JCPenney Common Stock (as used in this Proxy Statement/Prospectus with respect to the JCPenney Rights Agreement, an "Acquiring Person") or (b) such date that a majority of the JCPenney Board of Directors shall become aware of the existence of an Acquiring Person (either date referenced in (a) or (b) above being the "Stock Acquisition Date") or (ii) the nineteenth business day following the commencement of or public announcement of the intent to commence a tender or exchange offer which, if consummated, would result in the ownership of 30% or more of the outstanding JCPenney Common Stock, irrespective of whether any shares of JCPenney Common Stock are acquired pursuant to such offer. The JCPenney Rights Agreement provides that the Distribution Date may be extended by the JCPenney Board of Directors prior to the expiration of either of the time periods referenced in the preceding sentence. It further provides that until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be represented by and transferred with, and only with, the JCPenney Common Stock. Until the Distribution Date (or the earlier redemption or expiration of the Rights), the JCPenney Common Stock certificates issued after February 14, 1990 (including the certificates issued in connection with the Merger) will contain a legend incorporating the JCPenney Rights Agreement by reference and the surrender for transfer of any of the Company's JCPenney Common Stock certificates, with or without the aforesaid legend or a copy of the Summary of Rights attached thereto, will also constitute the simultaneous transfer of the Rights associated with the JCPenney Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate Rights Certificates ("Rights Certificates") will be mailed to holders of record of JCPenney Common Stock at the close of business on the Distribution Date, and, thereafter, the Rights Certificates alone will evidence the Rights, and the Rights will thereafter be transferable separate and apart from the JCPenney Common Stock.

  The Rights are not exercisable until the Distribution Date and will expire at the close of business on February 14, 2000, unless redeemed earlier as described below.

  Under certain circumstances, as provided in the JCPenney Rights Agreement, Rights issued to or beneficially owned by a person who is or becomes an Acquiring Person (other than pursuant to a Permitted Tender Offer) or an associate or affiliate of such Acquiring Person (as such terms are defined in the JCPenney Rights Agreement) or, under certain circumstances, transferees thereof, will become null and void and thereafter may not be transferred to any person.

  The Series A Preferred Stock issued upon the exercise of a Right will be nonredeemable and, unless otherwise provided in connection with the creation of a subsequent series of preferred stock, will be subordinate to all other series of JCPenney's preferred stock. The Series A Preferred Stock will not be issued except upon exercise of the Rights.

  Each share of Series A Preferred Stock will be entitled to receive, when, as and if declared, a quarterly dividend in an amount equal to the greater of $50 per share or 200 times the amount of any cash dividends per share declared on the JCPenney Common Stock. In addition, the Series A Preferred stock is entitled to 200 times the amount of any non-cash dividends per share (other than dividends payable in equity securities) declared on the JCPenney Common Stock, in like kind. In event of the dissolution, liquidation or winding-up of JCPenney, the holders of Series A Preferred Stock will be entitled to receive a liquidation payment in an amount equal to the greater of $200 per share or 200 times the payment per share made in respect of JCPenney Common Stock.

Each share of Series A Preferred Stock will have 200 votes, voting together with JCPenney Common Stock as a single class. In the event of any merger, consolidation or other transaction in which common shares are exchanged, each share of Series A Preferred Stock will be entitled to receive 200 times the amount received per share of JCPenney Common Stock. The rights of the Series A Preferred Stock as to dividends, liquidation and voting are subject to anti-dilution adjustment in certain circumstances.

  The Purchase Price payable and the number of shares of Series A Preferred Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Stock, (ii) upon the grant to holders of the Series A Preferred Stock of certain rights or warrants to subscribe for the purchase of Series A Preferred Stock or convertible securities at less than the current market price of the Series A Preferred Stock, or (iii) upon the distribution to holders of the Series A Preferred Stock of evidences of indebtedness or assets (excluding regular cash dividends and dividends payable in Series A Preferred Stock) or of subscription rights or warrants.

  If any person (other than an Exempt Person) becomes the beneficial owner of 15% or more of the then outstanding shares of JCPenney Common Stock (other than pursuant to a tender or exchange offer for all outstanding shares of JCPenney Common Stock that the JCPenney Board of Directors, taking into account the long-term value of JCPenney and all other factors that it deems relevant in the circumstance determines to be at a price and on terms which are fair to the holders of shares of JCPenney Common Stock ("Permitted Tender Offer")), each holder of a Right, other than the Acquiring Person, will have the right to receive, upon payment of the Purchase Price, in lieu of Series A Preferred Stock, a number of shares of JCPenney Common Stock having a market value equal to twice the Purchase Price. In lieu of issuing shares of JCPenney Common Stock upon exercise of Rights, JCPenney may, and to the extent that insufficient shares of JCPenney Common Stock are available for the exercise in full of the Rights, JCPenney shall, issue cash, property or other securities of JCPenney, or any combination thereof, (which may be accompanied by a reduction in the Purchase Price), in proportions determined by JCPenney, so that the aggregate value received is equal to twice the Purchase Price. Rights will not be exercisable following the acquisition of shares of JCPenney Common Stock by an Acquiring Person as described in this paragraph until the expiration of the period during which the Rights may be redeemed as described below. Notwithstanding the foregoing, after the acquisition of shares of JCPenney Common Stock as described above in this paragraph, Rights that are (or, under certain circumstances, Rights that were) beneficially owned by an Acquiring Person will be null and void.

  The JCPenney Board of Directors may, at its option, at any time after a person becomes an Acquiring Person (other than pursuant to a Permitted Tender Offer) exchange all or part of the then outstanding and exercisable Rights for shares of JCPenney Common Stock at an exchange ratio of one share of JCPenney Common Stock per Right; provided, however, the JCPenney Board of Directors may not effect such exchange after the time that any Person (other than an Exempt Person) becomes the beneficial owner of 50% or more of the JCPenney Common Stock then outstanding.

  Unless the Rights are redeemed earlier, if, after the Stock Acquisition Date, the Company is acquired in a merger or other business combination (in which any shares of the JCPenney Common Stock are changed into or exchanged for other securities or assets) or more than 50% of the assets or earning power of JCPenney and its subsidiaries (taken as a whole) are sold or transferred in one transaction or a series of related transactions, the JCPenney Rights Agreement provides that a proper provision shall be made so that each holder of record of a Right will from and after that time have the right to receive, upon payment of the Purchase Price, that number of shares of common stock of the acquiring or transferee company which has a market value at the time of such transaction equal to twice the Purchase Price. The right to purchase stock of an acquiring company would not apply to a transaction with a person who became an Acquiring Person pursuant to a Permitted Tender offer if (i) the form of consideration paid to holders of JCPenney Common Stock in such transaction were the same as the form of consideration paid in the Permitted Tender Offer and (ii) the price paid to holders of JCPenney Common Stock in such transaction was not less than the price paid in the Permitted Tender Offer.

  Fractions of shares of Series A Preferred Stock may, at the election of JCPenney, be evidenced by depositary receipts. JCPenney may also issue cash in lieu of fractional shares of Series A Preferred Stock which are not integral multiples of one four-hundredth of a share.

  At any time until ten days following the Stock Acquisition Date (subject to extension by the JCPenney Board of Directors), the JCPenney Board of Directors may cause JCPenney to redeem the Rights in whole, but not in part, at a price of $0.005 per Right, subject to adjustment. Immediately upon the effective time of the redemption authorized by the JCPenney Board of Directors the right to exercise the Rights will terminate, and the only remaining right of holders of Rights will be to receive payment of the redemption price without any interest thereon.

  As long as the Rights are redeemable, JCPenney may, except with respect to the redemption price or expiration date of the Rights, amend the Rights in any manner, including, without limitation, an amendment to extend the time period in which the Rights may be redeemed. At any time when the Rights are not redeemable, JCPenney may amend the Rights in any manner that does not adversely affect the interests of holders of the Rights as such.

  Until a Right is exercised, the holder, as such, will have no rights as a stockholder of JCPenney, including, without limitation, the right to vote or to receive dividends or payments upon the dissolution, liquidation or winding-up of the Company.

  The Rights have certain anti-takeover effects. The Rights will cause substantial dilution to a person or group who attempts to acquire JCPenney on terms not approved by the JCPenney Board of Directors. The Rights should not interfere with any merger or other business combination approved by the JCPenney Board of Directors since the Rights may be redeemed by JCPenney at $0.005 per Right at any time until the close of business on the tenth day (unless extended) after a person or group has obtained beneficial ownership of 15% or more of the JCPenney Common Stock.

 Series B Preferred Stock

  Restrictions on Transfer. Pursuant to the Certificate of Designations respecting the Series B Preferred Stock, shares of Series B Preferred Stock may be issued only to a trustee acting on behalf of an employee stock ownership plan or other employee benefit plan of JCPenney ("Plan Trustee"). In the event of any transfer of shares of Series B Preferred Stock to other than such Plan Trustee, the shares of Series B Preferred Stock so transferred, upon such transfer and without any further action by JCPenney or the holder, will be automatically converted into shares of JCPenney Common Stock on the terms provided for such conversion (described below) and no such transferee will have any of the voting powers, preferences and relative, participating, optional or special rights ascribed to shares of Series B Preferred Stock but, rather, only the rights and powers pertaining to the JCPenney Common Stock (described above) into which such shares of Series B Preferred Stock are so converted.

  Liquidation Rights; Dividends. Shares of Series B Preferred Stock have a liquidation preference of $600 per share (plus accumulated and unpaid dividends) and pay cumulative dividends semi-annually in an amount per share equal to $47.40 per share per annum. So long as shares of Series B Preferred Stock remain outstanding, no dividend may be declared or paid or set apart for payment on any other series of stock of JCPenney ranking on a parity with the Series B Preferred Stock as to dividends unless like dividends have been declared and paid or set apart for payment on shares of Series B Preferred Stock. Moreover, except with respect to (i) dividends payable solely in shares of stock of JCPenney ranking, as to dividends or as to distributions upon the liquidation, dissolution or winding-up of JCPenney ("Liquidation Distributions"), junior to the Series B Preferred Stock or (ii) the acquisition of any shares of stock of JCPenney ranking, as to dividends or as to Liquidation Distributions, junior to the Series B Preferred Stock either
(a) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of JCPenney or any of its subsidiaries or (b) in exchange solely for shares of stock of JCPenney ranking junior to the Series B Preferred Stock, in the event that full cumulative dividends on the shares of Series B Preferred Stock have not been declared and paid or set apart for payment when due, JCPenney is prohibited from declaring or paying or setting apart for payment any dividends or making any distributions in respect of, or, making any payments on account of, the purchase, redemption or other retirement of any other class of stock or series thereof of JCPenney ranking, as to dividends or as to Liquidation Distributions, junior to the Series B Preferred Stock, until full cumulative dividends on the shares of Series B Preferred Stock shall have been paid or declared and provided for.

  Redemption. Generally, shares of Series B Preferred Stock may be redeemed, in whole or in part, at the option of JCPenney at an initial redemption price (payable in cash or securities or a combination thereof) of $633.18 per share, declining by approximately 1% each succeeding year until July 2, 1998, whereafter the redemption price per share will be equal to $600 per share; plus, in each case, an amount equal to all dividends accumulated and unpaid on such share to the date fixed for redemption. In addition, upon the occurrence of certain events, JCPenney may elect to redeem shares of Series B Preferred Stock at a redemption price of $600 per share plus an amount equal to all dividends accumulated and unpaid on such shares to the date fixed for redemption.

  However, under certain circumstances a holder of shares of Series B Preferred Stock (for example, a Plan Trustee) may, upon not less than five days written notice, elect to require JCPenney to redeem such shares at a redemption price of $600 per share plus an amount equal to all dividends accumulated and unpaid on such shares to the date fixed for redemption.

  Conversion Rights. Shares of Series B Preferred Stock are, at any time prior to the close of business on the date fixed for redemption of such shares, convertible into shares of JCPenney Common Stock, at a conversion rate of 20 shares of JCPenney Common Stock for each share of Series B Preferred Stock, subject to anti-dilution adjustment under certain circumstances. Whenever JCPenney issues shares of JCPenney Common Stock upon conversion of shares of Series B Preferred Stock, JCPenney will issue together with each such share of JCPenney Common Stock an associated Right (as more fully described above).

  Voting Rights. Holders of the Series B Preferred Stock are entitled to vote upon all matters submitted to a vote of the holders of JCPenney Common Stock voting together with the holders of JCPenney Common Stock as a single class. Each share of Series B Preferred Stock carries the number of votes equal to the number of shares of JCPenney Common Stock into which such share of Series B Preferred Stock could be converted on the record date for determining the stockholders entitled to vote, rounded to the nearest one-tenth of a vote. Holders of shares of Series B Preferred Stock enjoy no special voting rights and their consent is not specially required for the taking of any corporate action; provided, however, that the vote of the holders of at least 66 2/3% of the outstanding shares of Series B Preferred Stock, voting separately as a series, is necessary before certain actions may be taken which would adversely affect the rights of the Series B Preferred Stock.

  Additional Rights. Holders of shares of Series B Preferred Stock have certain additional rights in the event JCPenney should (i) consummate a merger, consolidation or similar transaction ("Extraordinary Transaction") pursuant to which the outstanding shares of JCPenney Common Stock, are by operation of law, exchanged solely for, or changed, reclassified or converted solely into, stock of any successor or resulting company (including JCPenney), which stock constitutes "employer securities" with respect to a holder of Series B Preferred Stock (within the meaning of Section 409(l) of the Code, or any successor provisions of law) and "qualifying employer securities" with respect to a holder of Series B Preferred Stock (within the meaning of Section 407(d)(5) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any successor provisions of law), (ii) consummate an Extraordinary Transaction pursuant to which the outstanding shares of JCPenney Common Stock are by operation of law, exchanged for, or changed, reclassified or converted into, other stock, securities, cash or any other property, or any combination thereof, or (iii) enter into any agreement providing for any Extraordinary Transaction pursuant to which the outstanding shares of JCPenney Common Stock would, upon consummation thereof, be by operation of law, exchanged for, or changed, reclassified or converted into, other stock, securities, cash or any other property, or any combination thereof, other than any such consideration constituted solely of qualifying employer securities and cash payments in lieu of fractional shares, as the case may be.

            COMPARATIVE RIGHTS OF HOLDERS OF FAY'S COMMON STOCK AND
                             JCPENNEY COMMON STOCK

GENERAL

  At the Effective Time, each share of Fay's Common Stock will be converted into the right to receive a fractional share of JCPenney Common Stock, together with associated Rights under the JCPenney Rights Agreement, equal to a fraction of a share of JCPenney Common Stock obtained by dividing (a) $12.75 by (b) the average per share Daily Price on the NYSE of JCPenney Common Stock during the Measurement Period, subject to a minimum per share exchange of
 .2253397 of a share of JCPenney Common Stock, a maximum per share exchange of .2754151 of a share of JCPenney Common Stock and appraisal rights. Upon tender of their shares of Fay's Common Stock, former shareholders of Fay's will become stockholders of JCPenney rather than shareholders of Fay's, and Fay's Common Stock will cease to exist. See "The Merger--Certain Terms of the Merger Agreement." Such holders' rights will be governed by the JCPenney Charter and the JCPenney Bylaws, which differ in certain material respects from the Fay's Charter and the Fay's By-Laws. Although it is not practical to compare all the differences between the Fay's Charter and the Fay's By-Laws and the JCPenney Charter and the JCPenney Bylaws, the following is a summary of material differences which may significantly affect the rights of the holders of Fay's Common Stock. For a more detailed description of the terms of the JCPenney Common Stock see "Description of JCPenney Capital Stock--JCPenney Common
Stock" and the documents incorporated by reference therein.

NUMBER AND CLASSIFICATION OF BOARD OF DIRECTORS

  The Boards of Directors of both JCPenney and Fay's are divided into three classes of directors that are as nearly equal in number as possible, with directors serving staggered three-year terms. The JCPenney Charter and the Fay's Charter provide that the number of directors shall be fixed from time to time by their respective Boards of Directors. Currently, the number of JCPenney directors is fixed at 12, and the number of Fay's directors is fixed at 12. There are currently two vacancies on the Board of Directors of Fay's.

ACTION BY STOCKHOLDERS' WRITTEN CONSENT

  Under DGCL Section 228, unless otherwise provided in a corporation's certificate of incorporation, any action required to be taken at an annual meeting or special meeting of the stockholders may be taken without such a meeting, without prior notice and without a vote if a consent in writing, setting forth the action to be taken, is signed by the holders of outstanding stock representing the number of shares necessary to take such action at a meeting at which all shares entitled to vote were present. The JCPenney Charter prohibits stockholder action by written consent. Section 615 of the NYBCL, however, provides that any action required to be taken at a shareholder meeting may be taken by unanimous written consent, unless the certificate of incorporation provides for less than unanimous written consent. The Fay's Charter does not contain such a provision.

VOTE NECESSARY TO EFFECTUATE MERGER

  The DGCL requires a majority vote of the shares entitled to vote in order to effectuate a merger between two Delaware corporations (Section 251) or between a Delaware corporation and a corporation organized under the laws of another state (a "foreign" corporation) (Section 252). However, unless otherwise provided for in the certificate of incorporation, Sections 251 and 252 do not require a vote of the stockholders of a constituent corporation surviving the merger if (i) the merger agreement does not require the amendment of, in any respect, the certificate of incorporation of that corporation, (ii) each share of stock outstanding prior to the effective date of the merger is identical to outstanding or treasury shares of the surviving corporation after the merger, and (iii) any common stock or security convertible into common stock is to be issued pursuant to the merger agreement and such common stock or security convertible into common stock does not exceed 20% of the shares outstanding immediately prior to the effective date of the merger.

  Section 903 of the NYBCL provides that a merger between two or more New York corporations must be approved by at least two-thirds of all outstanding shares entitled to vote thereon and, in certain circumstances, by a majority of the holders of all outstanding shares of each class or series. Where the merger is between one or more New York corporations and one or more foreign corporations and the surviving corporation is to be a foreign corporation, the foregoing two-thirds vote (and the majority vote, if applicable) is required for the domestic corporation but Section 907 of the NYBCL provides that the foreign corporation should comply with the applicable provisions of the jurisdiction in which it is incorporated.

  The JCPenney Charter provides that a vote of 80% of the stockholders of JCPenney is required to approve certain business combinations with certain interested persons, including beneficial owners of 10% or more of the voting stock of JCPenney, unless the transaction is approved by a majority of the disinterested directors of JCPenney. The Fay's Charter provides that a vote of 80% of the shareholders of Fay's is required to approve certain business combinations with certain interested persons, including beneficial owners of 5% or more of the voting stock of Fay's, unless the transaction is approved by a majority of the disinterested directors of Fay's.

VOTING RIGHTS

  Holders of JCPenney Common Stock and Fay's Common Stock are entitled to full voting rights, with one vote for each share held of record on all matters submitted to a vote of stockholders.

  Holders of Series B Preferred Stock of JCPenney are entitled to vote on each matter submitted to a vote of holders of JCPenney Common Stock and each share of Series B Preferred Stock carries the number of votes equal to the number of shares of JCPenney Common Stock into which such preferred share could have been converted on the applicable record date (currently 20 votes). See "Description of JCPenney Capital Stock--JCPenney Preferred Stock--Series B Preferred Stock." In addition, holders of Series A Preferred Stock of JCPenney, if any such shares are issued, would be entitled to 200 votes per share on any matter submitted to a vote of holders of JCPenney Common Stock. See "Description of JCPenney Capital Stock--JCPenney Preferred Stock--Rights; Series A Preferred Stock." Shares of Series B Preferred Stock, and shares of Series A Preferred Stock, if any such shares are issued, vote as a class together with the shares of JCPenney Common Stock.

  In connection with the adoption of the Fay's Rights Agreement, the Board of Directors of Fay's designated a series of preferred stock (the "Fay's Preferred Stock"), no shares of which are presently outstanding. If any such shares are issued, the Fay's Preferred Stock would be entitled to 100 votes per share on any matter submitted to a vote of holders of Fay's Common Stock.

DIVIDEND POLICY

  The JCPenney Bylaws and the Fay's By-Laws provide that their respective Boards of Directors may declare dividends from time to time out of funds legally available therefor. The Board of Directors of each of JCPenney and Fay's are empowered to designate and issue shares of preferred stock, any of which may carry preferential rights to receive dividends.

  The Board of Directors of JCPenney has designated two series of its preferred stock, each of which ranks senior to shares of JCPenney Common Stock in the payment of dividends. Shares of Series B Preferred Stock of JCPenney, 1,400,000 of which have been authorized and 965,568 of which are currently issued and outstanding, carry a dividend preference of $47.40 per annum, payable semi-annually. This dividend must be paid before any dividend may be paid on any shares of JCPenney capital stock ranking in parity with or junior to the Series B Preferred Stock. See "Description of JCPenney Capital Stock-- JCPenney Preferred Stock--Series B Preferred Stock." In addition, shares of Series A Preferred Stock, 1,600,000 of which have been authorized for possible issuance pursuant to the terms of the JCPenney Rights Agreement but none of which are presently issued or outstanding, carry a quarterly dividend preference equal to the greater of $50 per share or 200 times the amount of any cash or non-cash dividends paid on shares of JCPenney Common Stock. See "Description of JCPenney Capital Stock--JCPenney Preferred Stock--Rights; Series A Preferred Stock."

  The Fay's Preferred Stock, if any such shares are issued, would rank senior to shares of Fay's Common Stock in the payment of dividends.

  Section 170 of the DGCL allows a Delaware corporation to pay dividends out of surplus or, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared or the preceding fiscal year. However, under Section 510 of the NYBCL, a New York corporation may pay dividends only out of surplus.

LIQUIDATION RIGHTS

  In the event of any liquidation, dissolution or winding up of JCPenney or Fay's, all assets and funds of either company remaining after the payment to the holders of any preferred stock of any preferential amounts to which such holders are entitled, shall be divided and distributed pro rata among the holders of the JCPenney Common Stock and Fay's Common Stock, respectively.

  Shares of Series B Preferred Stock of JCPenney carry a liquidation preference of $600 per share (plus accumulated and unpaid dividends thereon). See "Description of JCPenney Capital Stock--JCPenney Preferred Stock--Series B Preferred Stock." Shares of Series A Preferred Stock, if any such shares are issued, would carry a liquidation preference equal to the greater of $200 per share or 200 times the payment made in respect of JCPenney Common Stock. See "Description of JCPenney Capital Stock--JCPenney Preferred Stock--Rights; Series A Preferred Stock."

  Shares of Fay's Preferred Stock, if any such shares are issued, would carry a liquidation preference equal to $100 per share.

APPRAISAL RIGHTS

  Section 262 of the DGCL provides for appraisal rights only in the case of a statutory merger, consolidation or sale of substantially all of the assets of the corporation where the petitioning stockholder does not consent to the transaction. In addition, no appraisal rights are available where the corporation is to be the surviving corporation and a vote of its stockholders is not required under DGCL Section 251. See "--Vote Necessary to Effectuate Merger." There are also no appraisal rights, unless otherwise provided for in the certificate of incorporation (there is no such provision in the JCPenny Charter), for shares of stock listed on a national securities exchange (on which shares of JCPenney Common Stock are listed) or held by more than 2,000 holders of record unless such stockholders would be required to accept anything other than shares of stock in the surviving corporation, shares of another corporation so listed or held by such number of holders of record, cash in lieu of fractional shares of such stock, or any combination thereof.

  Pursuant to Section 910, a shareholder of a New York corporation who complies with the statutory procedures is entitled to receive payment of the fair value for his shares provided he does not consent to the merger or consolidation, sale, lease, share exchange, or exchange or disposition of all or substantially all of the assets of the corporation. However, no such appraisal rights are available where the corporation is to be the surviving corporation in a merger of a parent with a 90% owned subsidiary (except under certain circumstances) or in a merger in which certain rights of shares remain unaffected. There are also no appraisal rights available where a disposition of the assets of the corporation is wholly for cash and approval of the transaction is conditioned upon the dissolution of the corporation and the distribution of substantially all of its net assets to shareholders within one year from the date of the transaction or where the transaction is a share exchange and the petitioning shareholder's shares were not acquired in the exchange.

ISSUANCE OF RIGHTS OR OPTIONS TO PURCHASE SHARES TO DIRECTORS, OFFICERS AND EMPLOYEES

  The DGCL does not contain any provision requiring the issuance of rights and options to officers, directors and employees to be approved by a stockholder vote. Section 505 of the NYBCL requires that the issuance to officers, directors or employees of rights or options to purchase shares must be authorized by a majority of all outstanding shares entitled to vote thereon.

LOANS TO DIRECTORS

  Section 143 of the DGCL allows loans to and guarantees of obligations of officers and directors without any stockholder approval. Section 714 of the NYBCL requires that any loan made by the corporation to any director must be authorized by a vote of the shareholders. For purposes of this authorization, the shares held by the director who would be the borrower in the transaction are not entitled to vote.

REDEEMABLE SHARES

  Section 151 of the DGCL permits both common and preferred shares to be redeemable at the option of the corporation or at the option of the stockholder or upon the happening of a specified event, subject to certain limitations. Under Section 512 of the NYBCL, preferred shares may be redeemable, but common shares may not be redeemable, except in the case of certain regulated companies or unless a nonredeemable class of common shares is outstanding.

"ANTI-GREENMAIL"

  The DGCL does not contain any provisions prohibiting the selective repurchase by a company of its stock at a premium over market price ("greenmail"). Delaware courts have permitted the repurchase of shares at a premium in certain cases.

  Section 513 of the NYBCL provides that no domestic corporation may purchase more than 10% of its stock from a shareholder who has held the shares for less than two years at any price which is higher than the market price unless such transaction is approved by both the corporation's board of directors and a majority of the shares entitled to vote or the corporation offers to purchase shares from all shareholder on the same terms.

STOCKHOLDER RIGHTS PLANS

  The DGCL does not contain any provisions allowing or prohibiting stockholder rights plans. Delaware courts have permitted the adoption of stockholder rights plans.

  Section 505 of the NYBCL allows a corporation to issue rights or options which include restrictions or conditions that preclude or limit the exercise, transfer or receipt of such rights or options by an interested shareholder or any transferee of such interested shareholder or that invalidate or void such rights or options held by any such shareholder or transferee.

  Both JCPenney and Fay's have instituted stockholder rights plans that could have the effect of delaying or deferring changes in control. See "Description of JCPenney Capital Stock--JCPenney Preferred Stock--Rights; Series A Preferred Stock."

DUTIES OF THE DIRECTORS

  The DGCL does not contain a specific provision elaborating the duties of a board of directors with respect to the best interests of the corporation. Delaware courts have permitted directors to consider various constituencies provided that there be some rationally related benefit to the stockholders.

  Section 717(b) of the NYBCL permits a board of directors to consider, including in connection with a change, or potential change, in control of the corporation, both the long term and short term effects of the decision on the corporation and, specifically, the effects on: (i) the potential growth, development, productivity and profitability of the corporation; (ii) current employees; (iii) retired employees and other beneficiaries of the corporation still entitled to receive, directly or indirectly, benefits from the corporation; (iv) customers and creditors of the corporation; and (v) the ability of the corporation to continuously provide goods, services, employment opportunities and benefits and make any other contributions to the communities in which it does business.

AMENDMENT OF BYLAWS

  Section 109 of the DGCL provides that the stockholders entitled to vote have the power to adopt, amend or repeal bylaws and that a corporation may, in its certificate of incorporation, confer such powers on the board of directors. In accordance with the JCPenney Charter, the JCPenny Bylaws may be altered, amended or repealed by a vote of a majority of the directors in office or by a vote of the holders of a majority of the outstanding stock entitled to vote in the election of directors, except for certain provisions relating to the JCPenney Board of Directors (amendment of which requires the affirmative vote of not less than 80% of the voting stock outstanding).

  Section 601(a) of the NYBCL provides that by-laws may be adopted, amended or repealed by the shareholders entitled to vote in the election of directors and by the board of directors if the certificate of incorporation or by-laws so provide. The Fay's By-Laws provide that they may be adopted, amended or repealed by the holders of Fay's capital stock entitled to vote in the election of directors or by the Board of Directors of Fay's. Any alteration or amendment adopted by the Board of Directors of Fay's may be altered or repealed by the Fay's shareholders and the Board of Directors of Fay's is prohibited from adopting, amending or repealing any By-Laws the statutory control over which is vested in the Fay's shareholders.

AMENDMENT OF CERTIFICATE OF INCORPORATION

  Section 242 of the DGCL provides that a Delaware corporation may amend its certificate of incorporation in any respect provided that the amendment contains only provisions which would have been lawful in the original certificate of incorporation. A majority of the shares entitled to vote as well as a majority of shares of each class entitled to vote thereon is required to amend the certificate of incorporation. Notwithstanding any provision in the certificate of incorporation to the contrary, the DGCL provides that any shares which are adversely affected by an amendment are entitled to vote on that amendment. If shares of any class are affected adversely while other shares of that same class are not so affected, then those shares affected shall vote as a separate class. Generally, the JCPenney Charter may be amended upon the approval of a majority of the JCPenney Common Stock and Series B Preferred Stock, voting together as a single class; however, certain provisions of the JCPenney Charter may not be amended without the approval of at least 80% of the outstanding stock of JCPenney entitled to vote generally in the election of directors, voting together as a single class.

  Section 801 of the NYBCL provides that a New York corporation can amend its certificate of incorporation in any respect provided that the amendment contains only provisions which are then lawful in an original certificate of incorporation. Under Section 803 of the NYBCL, an amendment may be authorized by a majority vote of the shares entitled to vote. However, Section 804 of the NYBCL provides that, notwithstanding any provision in the certificate of incorporation, amendment and, in addition to the authorization by vote of the holders of a majority of all outstanding shares, the amendment must also be authorized by a vote of the holders of a majority of all outstanding shares of a class or series when the proposed amendment would, among other things, (i) exclude or limit such holders' right to vote on any matter; (ii) change such holders' shares by (a) reducing the par value, (b) changing such shares into a different number of shares in the same class or the same or different number of shares in a different class, (c) fixing, changing or abolishing the designation or any relative rights, preferences or limitations of such holders' shares, or (d) providing that such holders' shares may be converted into shares of another class or series or altering the terms or conditions upon which such shares are convertible, if such provisions would adversely affect such holders; or (iii) subordinate such holders' rights by authorizing shares having preferences superior, in any respect, to such holders' rights.

LIMITATION ON DIRECTORS' LIABILITY

  Section 102 of the DGCL allows a corporation to limit or eliminate the personal liability of directors to the corporation and its stockholders for monetary damages for breach of fiduciary duty as a director. However, this provision excludes any limitation on liability for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) intentional or negligent payment of unlawful dividends or stock purchase or redemption or (iv) any transaction from which the director derived an improper personal benefit. The JCPenney Charter provides for the limitation on directors' liability as permitted by this statute.

  Under Section 402 of the NYBCL, a corporation may limit or eliminate the personal liability of directors to the corporation or its shareholders for damages for breach of duty in such capacity. This limitation on liability is not available for acts or omissions by a director which (i) were in bad faith,
(ii) involved intentional misconduct or a knowing violation of law, (iii) involved financial profit or other advantage to which the director was not entitled or (iv) resulted in a violation of a statute prohibiting certain dividend declarations, certain payments to shareholders after dissolution and particular types of loans. The Fay's Charter provides for the limitation on directors' liability as permitted by this statute.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

  Section 145 of the DGCL provides that a corporation may indemnify any person who is a party to any action, suit or proceeding by reason of the fact that he or she was a director, officer, employee or agent of the corporation or was serving at the request of the corporation as a director, officer, employee or agent of another entity at the request of the corporation, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation. The provisions of NYBCL Sections 722 and 723 are substantively equivalent to Section 145 of the DGCL. The JCPenney Bylaws and the Fay's Charter and the Fay's By-Laws provide for indemnification of officers, directors, employees and agents, to the extent permitted by these statutes.

REMOVAL OF DIRECTORS

  Under Section 141 of the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors, except (i) unless the certificate of incorporation otherwise provides, in the case of a corporation having a classified board, stockholders may effect such removal only for cause, and (ii) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors. JCPenney has a classified board, but does not have cumulative voting. The JCPenney Charter provides that a director may be removed, with or without cause, only upon the affirmative vote of 80% of the voting stock of JCPenney, voting together as one class.

  Section 706 of the NYBCL permits shareholders to remove any or all directors for cause by a vote of the shareholders and, if the certificate of incorporation or by-laws so provide, without cause, provided, however, that
(i) if the corporation has cumulative voting, no director may be removed when the votes cast against removal would be sufficient to elect him if voted cumulatively and (ii) when the certificate of incorporation provides that a class or series, voting as a class, is entitled to elect one or more directors, any director so elected may be removed only by the applicable vote of that class or series, voting as a class. In addition, if provided for in the certificate of incorporation, or by specific provisions of the by-laws adopted by the shareholders, the board of directors may remove any director for cause, except in the case of any director elected by cumulative voting or by any class or series, voting as a class, when so entitled by the certificate of incorporation. The Fay's By-Laws provide that no director may be removed except for cause.

NEWLY CREATED DIRECTORSHIPS AND VACANCIES

  Section 223 of the DGCL provides that unless otherwise provided in the certificate of incorporation or by-laws, vacancies and newly created directorships may be filled by a majority vote of the directors then in office, even if the number of directors then in office is less than a quorum, or by a sole remaining director. In addition, if, at the time of filling any vacancy or newly created directorship the directors then in office constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of stockholders holding at least 10% of the shares outstanding at the time and entitled to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office. Such elections are to be conducted in accordance with the procedures provided by the DGCL. Unless otherwise provided in the certificate of incorporation or bylaws, when one or more directors resign from the board, a majority of directors then in office, including those who have so resigned, may vote to fill the vacancy.

  Under Section 705 of the NYBCL, newly created directorships resulting from an increase in the number of directors and vacancies occurring for any reason, other than the removal of a director without cause, may be filled by vote of the board of directors unless the certificate of incorporation or by-laws provide for election by the shareholders only. If the number of directors then in office is less than a quorum, any vacancies may be filled by vote of a majority of the directors then in office. Unless a provision of the certificate of incorporation or a by-law adopted by the shareholders provides otherwise, vacancies occurring in the board of directors through removal of directors without cause must be filled by a vote of shareholders. A director elected to fill a vacancy, unless elected by the shareholders, holds office until the next meeting of shareholders at which the election of directors is in the regular course of business.

SPECIAL MEETINGS

  Under Section 211 of the DGCL and Section 602 of the NYBCL, special meetings of shareholders may be called by the board of directors and by such other person or persons authorized to do so by the corporation's certificate of incorporation or bylaws. Under the JCPenney Bylaws, a special meeting of stockholders may be called by the Chairman of the Board of Directors of JCPenney. Under the Fay's By-Laws, a special meeting of shareholders may be called by the Board of Directors of Fay's. Both the NYBCL and the DGCL contain provisions which give certain rights to stockholders of a corporation to compel the holding of a special meeting in cases where the Board of Directors of the corporation has failed to hold a meeting for the election of directors for a period of 13 months or more.

  Under both New York and Delaware law, unless the certificate of incorporation or bylaws provide otherwise, a majority of shares entitled to vote shall constitute a quorum at special meetings, but in no event shall a quorum consist of less than one third of the shares entitled to vote.


                                 LEGAL MATTERS

  The validity of the shares of JCPenney Common Stock offered hereby will be passed upon for JCPenney by Baker & Botts, L.L.P., Dallas, Texas. Certain United States tax consequences of the Merger have been passed upon for JCPenney by Baker & Botts, L.L.P., Dallas, Texas.

                                    EXPERTS

  The consolidated financial statements and financial statement schedule of J.
C. Penney Company, Inc. and subsidiaries and the financial statements of J. C. Penney Funding Corporation as of January 27, 1996, January 28, 1995 and January 29, 1994 and for each of the years in the three-year period ended January 27, 1996 included or incorporated by reference in the 1995 JCPenney Form 10-K have been incorporated by reference herein and in the Registration Statement of which this Proxy Statement/Prospectus is a part in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering the consolidated financial statements of J. C. Penney Company, Inc. and subsidiaries refers to the adoption of (i) the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of, in 1995, (ii) the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities, in 1994, and (iii) the Financial Accounting Standards Board's Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes, in 1993.

  The consolidated financial statements of Fay's Incorporated included in the Fay's 1996 Form 10-K have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, and have been incorporated by reference herein and in the Registration Statement of which this Proxy Statement/Prospectus is a part, in reliance upon the report of such firm given upon its authority as experts in accounting and auditing. The report of Deloitte & Touche LLP includes an explanatory paragraph relating to a change in accounting for post retirement benefits other than pensions to conform with Statement of Financial Accounting Standards No. 106 and to a change in accounting for income taxes to conform with Statement of Financial Accounting Standards No. 109.

                 SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

  If the Merger is not consummated, Fay's will hold its 1997 annual meeting of shareholders (the "Fay's 1997 Annual Meeting") in accordance with the Fay's By-Laws and the NYBCL. Any shareholder who desires to submit a proposal to be presented for vote of shareholders at the Fay's 1997 Annual Meeting must submit the proposal in writing in time to be received y the Secretary of Fay's at the Fay's principal office by December 27, 1996 for inclusion in the Fay's 1997 proxy statement and form of proxy relating to such meeting. To be eligible for inclusion in the Fay's 1997 proxy statement, the proposal must conform to the requirements of Regulation 14A promulgated under the Exchange Act. Any shareholder who desires to make a nomination for director to be elected at the Fay's 1997 Annual Meeting must submit the nomination in writing to be received by the Secretary of Fay's at the Fay's principal office by December 27, 1996. Any nominations received by that date will be referred to and considered by the Board of Directors of Fay's.

                                                                      APPENDIX I



                          AGREEMENT AND PLAN OF MERGER

                                     AMONG

                          J. C. PENNEY COMPANY, INC.,

                             BETA ACQUISITION CORP.

                                      AND

                               FAY'S INCORPORATED


                           DATED AS OF AUGUST 5, 1996

                               TABLE OF CONTENTS

                                                                            Page
ARTICLE I - THE MERGER
        1.1     The Merger; Effective Time of the Merger.....................  1
        1.2     Closing......................................................  2
        1.3     Effects of the Merger........................................  2
ARTICLE II - EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
        CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES...................  3
        2.1     Effect on Capital Stock......................................  3
                (a)   Capital Stock of Sub...................................  3
                (b)   Cancellation of Treasury Stock.........................  3
                (c)   Exchange Ratio for Company Common Stock................  3
                (d)   Stock Options..........................................  4
                (e)   Shares of Dissenting Stockholders......................  4
                (f)   Changes in Purchaser Capital Stock.....................  4
        2.2     Exchange of Certificates.....................................  4
                (a)   Exchange Agent.........................................  4
                (b)   Exchange Procedures....................................  5
                (c)   Distributions with Respect to Unexchanged Shares.......  5
                (d)   No Further Ownership Rights in Company Common Stock....  6
                (e)   No Fractional Shares...................................  6
                (f)   Termination of Exchange Fund...........................  7
                (g)   No Liability...........................................  7
                (h)   Missing Certificates...................................  7

ARTICLE III -  REPRESENTATIONS AND  WARRANTIES...............................  7
        3.1     Representations and Warranties of the Company................  7
                (a)   Organization, Standing and Power.......................  7
                (b)   Capital Structure......................................  8
                (c)   Authority; No Violations; Consents and Approvals.......  9
                (d)   SEC Documents.......................................... 11
                (e)   Information Supplied................................... 11
                (f)   Absence of Certain Changes or Events................... 12
                (g)   No Undisclosed Material Liabilities.................... 12
                (h)   No Default............................................. 13
                (i)   Compliance with Applicable Laws........................ 13
                (j)   Litigation............................................. 13
                (k)   Taxes.................................................. 14
                (l)   Pension and Benefit Plans; ERISA....................... 16
                (m)   Labor Matters.......................................... 20

                (n)   Assets................................................. 20
                (o)   Intellectual Property.................................. 21
                (p)   Environmental Matters.................................. 22
                (q)   Product Liability...................................... 23
                (r)   Charter Takeover Provisions............................ 23
                (s)   Opinion of Financial Advisor........................... 23
                (t)   Vote Required.......................................... 24
                (u)   Insurance.............................................. 24
                (v)   Advisors............................................... 24
                (w)   Additional Tax Matters................................. 24
                (x)   Contracts.............................................. 24
                (y)   Sale of Division....................................... 25
        3.2     Representations and Warranties of Purchaser and Sub.......... 25
                (a)   Organization, Standing and Power....................... 25
                (b)   Capital Structure...................................... 25
                (c)   Authority; No Violations, Consents and Approvals....... 26
                (d)   SEC Documents.......................................... 27
                (e)   Information Supplied................................... 28
                (f)   Absence of Certain Changes or Events................... 29
                (g)   No Undisclosed Material Liabilities.................... 29
                (h)   No Default............................................. 29
                (i)   Litigation............................................. 30
                (j)   No Vote Required....................................... 30
                (k)   Brokers................................................ 30
                (l)   Interim Operations of Sub.............................. 30
                (m)   Additional Tax Matters................................. 30
                (n)   No Ownership of Company Capital Stock.................. 30

 ARTICLE IV - COVENANTS RELATING TO CONDUCT OF BUSINESS OF THE COMPANY....... 30
        4.1     Conduct of Business by the Company Pending the Merger........ 30
                (a)   Ordinary Course........................................ 31
                (b)   Dividends; Changes in Stock............................ 31
                (c)   Issuance of Securities................................. 31
                (d)   Governing Documents.................................... 32
                (e)   No Acquisitions........................................ 32
                (f)   No Dispositions........................................ 32
                (g)   No Dissolution, Etc.................................... 32
                (h)   Certain Employee Matters............................... 32
                (i)   Indebtedness; Leases; Capital Expenditures;............ 33
                        Accounting Changes................................... 33
                (j)   368(a) Reorganization.................................. 33
        4.2     No Solicitation.............................................. 33

ARTICLE V - ADDITIONAL AGREEMENTS............................................ 34

        5.1     Preparation of S-4 and the Proxy Statement................... 34
        5.2     Letter of the Company's Accountants.......................... 35
        5.3     Letter of Purchaser's Accountants............................ 35
        5.4     Access to Information........................................ 35
        5.5     The Company Stockholders Meeting............................. 35
        5.6     Legal Conditions to Merger................................... 35
        5.7     Response to Certain Actions.................................. 36
        5.8     Agreements of Others......................................... 36
        5.9     Authorization for Shares and Stock Exchange Listing.......... 36
        5.10    Employee Matters............................................. 37
                (a)     Employees............................................ 37
                (b)     Participation in Plans Maintained by Purchaser....... 37
                (c)     Employment of Company Employees...................... 38
                (d)     Employment Agreements................................ 38
                (e)     Non-Employee Directors Retirement Plan............... 38
                (f)     Severance Policies................................... 39
                (g)     Bonus Plans.......................................... 39
                (h)     Stock Purchase Plan.................................. 39
                (i)     Stock Options Issued to Non-Employee Directors....... 39
                (j)     Stock Options Issued to Employees.................... 40
                (k)     Communications to Employees.......................... 40
        5.11    Indemnification; Directors' and Officers' Insurance.......... 41
        5.12    Agreement to Defend.......................................... 42
        5.13    Public Announcements......................................... 42
        5.14    Other Actions................................................ 43
        5.15    Advice of Changes; SEC Filings............................... 43
        5.16    Reorganization............................................... 43
        5.17    Conveyance Taxes............................................. 43
        5.18    Company Operations and Name.................................. 43
        5.19    Company Convertible Notes.................................... 43

ARTICLE VI - CONDITIONS  PRECEDENT........................................... 44
        6.1     Conditions to Each Party's Obligation to Effect the Merger
                (a)     Company Stockholder Approval......................... 44
                (b)     NYSE Listing......................................... 44
                (c)     Other Approvals...................................... 44
                (d)     S-4.................................................. 44
                (e)     No Injunctions or Restraints......................... 44
                (f)     Tax Opinion.......................................... 44
        6.2     Conditions of Obligations of Purchaser and Sub............... 45
                (a)     Representations and Warranties....................... 45
                (b)     Performance of Obligations of the Company............ 45
                (c)     Agreements from the Company Affiliates............... 45
                (d)     Appraisal Rights..................................... 45

                (e)     Opinion of Company Counsel........................... 45
                (f)     Consents Under Agreements............................ 47
                (g)     Material Adverse Change.............................. 47
                (h)     Termination of Certain Plans......................... 47
        6.3             Conditions of Obligations of the Company............. 48
                (a)     Representations and Warranties....................... 48
                (b)     Performance of Obligations of Purchaser and Sub...... 48
                (c)     Opinion of Purchaser Counsel......................... 48
                (d)     Material Adverse Change.............................. 50

ARTICLE VII - TERMINATION AND AMENDMENT...................................... 50
        7.1     Termination.................................................. 50
        7.2     Effect of Termination........................................ 51
        7.3     Amendment.................................................... 52
        7.4     Extension; Waiver............................................ 52

ARTICLE VIII - GENERAL PROVISIONS............................................ 52
        8.1     Payment of Expenses.......................................... 52
        8.2     Nonsurvival of Representations, Warranties and Agreements.... 53
        8.3     Notices...................................................... 53
        8.4     Interpretation............................................... 54
        8.5     Counterparts................................................. 54
        8.6     Entire Agreement; No Third Party Beneficiaries............... 54
        8.7     Governing Law................................................ 55
        8.8     No Remedy in Certain Circumstances........................... 55
        8.9     Specific Performance......................................... 55
        8.10    Assignment................................................... 55
        8.11    Schedules.................................................... 55

                               FAY'S INCORPORATED

                 SCHEDULES TO THE AGREEMENT AND PLAN OF MERGER

Schedule No.                           Description
- ------------                            -----------

3.1(a)(i)                              -- Subsidiaries
3.1(a)(ii)                             -- Other Ownership Interests
3.1(b)                                 -- Capital Structure
3.1(c)(iii)                            -- Certain Filings
3.1(d)                                 -- Certain Agreements with Affiliates
3.1(f)                                 -- Certain Changes or Events
3.1(g)                                 -- Certain Material Liabilities
3.1(h)                                 -- Certain Defaults
3.1(i)                                 -- Investigations and Reviews
3.1(j)                                 -- Litigation and Orders
3.1(k)(i), (ii), (iii), (iv), (vi),
        (vii)                          -- Tax Matters
3.1(l)(i), (ii), (iv), (viii), (ix),
        (x), (xi), (xii), (xiii),
        (xiv)                          -- Pension and Benefit Plans; ERISA
3.1(m)(i), (ii)                        -- Labor Matters
3.1(n)(i), (ii), (iii)                 -- Assets
3.1(o)                                 -- Intellectual Property
3.1(p)                                 -- Environmental Matters
3.1(u)                                 -- Insurance
3.1(v)                                 -- Advisors
3.1(w)                                 -- Form of Tax Certificate
3.1(x)(i), (ii), (iii)                 -- Contracts
3.1(y)                                 -- Paper Cutter Amendments
4.1(f)                                 -- Certain Dispositions
4.1(h)                                 -- Certain Employee Matters
4.1(i)                                 -- Indebtedness; Leases; Capital
                                           Expenditures; Accounting Changes
5.10(b), (d)                           -- Certain Employee Benefits
8.6                                    -- Knowledge

                           J. C. PENNEY COMPANY, INC.
                             BETA ACQUISITION CORP.

                 SCHEDULES TO THE AGREEMENT AND PLAN OF MERGER

Schedule No.                           Description
- ------------                           -----------

3.2(b)                                 -- Capital Structure
3.2(d)                                 -- Certain Agreements with Affiliates
3.2(f)                                 -- Certain Changes or Events
3.2(g)                                 -- Certain Material Liabilities
3.2(h)                                 -- Certain Defaults
3.2(i)                                 -- Litigation and Orders
3.2(k)                                 -- Brokers Fees
3.2(m)                                 -- Form of Tax Certificate

                           GLOSSARY OF DEFINED TERMS

Defined Term                                    Defined in Section
- ------------                                    ------------------

Acquisition Proposal............................      4.2
Acquisition Transaction.........................      4.2
ADA.............................................      3.1(n)(i)
Adjusted Conversion Shares......................      2.1(c)
Affiliates......................................      5.8
Agreement.......................................      Preamble
Bonus Plans.....................................      5.10(g)
CERCLA..........................................      3.1(p)(i)
Certificate of Merger...........................      1.1
Certificates....................................      2.2(b)
Closing.........................................      1.1
Closing Date....................................      1.2
Code............................................      Recitals
Company.........................................      Preamble
Company Agreement...............................      3.1(x)
Company Benefit Plans...........................      5.10(b)(i)
Company Benefit Trusts..........................      3.1(l)(ii)
Company Common Stock............................      2.1
Company Convertible Notes.......................      3.1(b)
Company Employee Benefit Plans..................      3.1(l)(ii)
Company ERISA Affiliate.........................      3.1(l)(i)
Company Intellectual Property...................      3.1(o)
Company Litigation..............................      3.1(j)
Company Non-Employee Directors Plan.............      3.1(b)
Company Order...................................      3.1(j)
Company Pension Plans...........................      3.1(l)(i)
Company Pension Trusts..........................      3.1(l)(i)
Company Permits.................................      3.1(i)
Company Preferred Stock.........................      3.1(b)
Company Representatives.........................      4.2
Company Rights Plan.............................      3.1(b)
Company SEC Documents...........................      3.1(d)
Company Stock Option............................      5.10
Company Stock Plan..............................      3.1(b)
Company Stock Purchase Plan.....................      3.1(b)
Constituent Corporations........................      1.3(a)
Conversion Shares...............................      2.1(c)
Daily Price.....................................      2.1(c)
Defined Benefit Plan............................      3.1(1)(xi)
Directors Option Plan...........................      5.10(i)

Defined Term                                    Defined in Section
- ------------                                    ------------------

Directors Stock Option..........................      5.10(i)
Dissenting Stockholder..........................      2.1(e)
Divestiture Threshold...........................      5.7
Effective Time..................................      1.1
Employees.......................................      5.10(a)
Employee Stock Option...........................      5.10(j)
Employment Agreements...........................      5.10(d)
Environmental Law...............................      3.1(p)(i)
ERISA...........................................      3.1(l)(i)
Exchange Act....................................      3.1(c)(iii)
Exchange Agent..................................      2.2(a)
Exchange Fund...................................      2.2(a)
GAAP............................................      3.1(d)
Governmental Entity.............................      3.1(c)(iii)
Hazardous Material..............................      3.1(p)(ii)
HSR Act.........................................      3.1(c)(iii)
Indemnified Liabilities.........................      5.11(a)
Indemnified Parties.............................      5.11(a)
Injunction......................................      6.1(e)
IRS.............................................      3.1(k)(ii)
knowledge of the Company........................      8.4
Material Adverse Change.........................      3.1(a)
Material Adverse Effect.........................      3.1(a)
Merger..........................................      Recitals
NYBCL...........................................      1.1
NYSE............................................      2.1(c)
OSHA............................................      3.1(p)(i)
Proxy Statement.................................      3.1(c)(iii)
Purchaser.......................................      Preamble
Purchaser Benefit Plan..........................      5.10(b)(i)
Purchaser Common Stock..........................      2.1(c)
Purchaser Litigation............................      3.2(i)
Purchaser Option Plans..........................      3.2(b)
Purchaser Order.................................      3.2(i)
Purchaser Preferred Stock.......................      3.2(b)
Purchaser's Rights Agreement....................      2.1(c)
Purchaser SEC Documents.........................      3.2(d)
Release.........................................      3.1(p)(iii)
Returns.........................................      3.1(k)(i)
Rights..........................................      2.1(c)
S-4.............................................      3.1(e)
SEC.............................................      3.1(d)

Defined Term                                    Defined in Section
- ------------                                    ------------------

Securities Act..................................      3.1(d)
Service.........................................      3.1(1)(i)
Surviving Corporation...........................      1.3(a)
Stockholders Agreement..........................      Recitals
Sub.............................................      Preamble
Subsidiary......................................      2.1(b)
Tax.............................................      3.1(k)(ix)
Taxable.........................................      3.1(k)(ix)
Taxes...........................................      3.1(k)(ix)
Tax Return......................................      3.1(k)(ix)
Voting Debt.....................................      3.1(b)

                         AGREEMENT AND PLAN OF MERGER

          AGREEMENT AND PLAN OF MERGER, dated as of August 5, 1996 (this "Agreement"), among J. C. Penney Company, Inc., a Delaware corporation ("Purchaser"), Beta Acquisition Corp., a New York corporation and a direct wholly owned subsidiary of Purchaser ("Sub"), and Fay's Incorporated, a New York corporation (the "Company").

          WHEREAS, the Boards of Directors of Purchaser, Sub and the Company each have determined that it is in the best interests of their respective stockholders for Sub to merge with and into the Company (the "Merger") upon the terms and subject to the conditions of this Agreement;

          WHEREAS, the Board of Directors of the Company has directed that this Agreement be submitted to the stockholders of the Company for their approval;

          WHEREAS, as a condition and inducement to Purchaser and Sub entering into this Agreement and securing the obligations set forth herein, concurrently with the execution and delivery of this Agreement, Purchaser is entering into a Stockholders Agreement with certain stockholders of the Company in the form of Exhibit A attached hereto (the "Stockholders Agreement"), pursuant to which,
- ---------
among other things, such stockholders have agreed to vote the Company Common Stock (as hereinafter defined) then owned by such stockholders in favor of the Merger provided for herein;

          WHEREAS, for federal income tax purposes, it is intended that the Merger shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

          WHEREAS, Purchaser, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

          NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the parties agree as follows:

                                   ARTICLE I

                                   THE MERGER

          1.1 The Merger; Effective Time of the Merger. Upon the terms and subject to the conditions of this Agreement and in accordance with the New York Business Corporation Law (the "NYBCL"), Sub shall be merged with and into the Company at the Effective Time (as hereinafter defined). The Merger shall become effective immediately when a certificate of merger (the "Certificate of Merger") prepared and executed in accordance with the relevant provisions of the NYBCL is filed with the Department of State of the State of New York or, if agreed to by the parties, at such time thereafter as is provided in the Certificate of Merger, but not to exceed 30 days after such filing (the "Effective Time"). The filing of the Certificate of Merger shall be made as soon as practicable on or after the closing of the Merger (the "Closing").

          1.2 Closing. The Closing shall take place at 10:00 a.m. on a date to be specified by the parties, which shall be no later than the second business day after satisfaction (or waiver in accordance with this Agreement) of the latest to occur of the conditions set forth in Article VI (the "Closing Date"),
                                               ----------
at the offices of J. C. Penney Company, Inc., 6501 Legacy Drive, Plano, Texas, unless another date or place is agreed to in writing by the parties.

           1.3  Effects of the Merger.

           (a) At the Effective Time: (i) Sub shall be merged with and into the Company, the separate existence of Sub shall cease and the Company shall continue as the surviving corporation (Sub and the Company are sometimes referred to herein as the "Constituent Corporations" and the Company is sometimes referred to herein as the "Surviving Corporation"); (ii) the Certificate of Incorporation of Sub as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation; and (iii) the Bylaws of Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

           (b) The directors and officers of Sub at the Effective Time shall, from and after the Effective Time, be the initial directors and officers of the Surviving Corporation and shall serve until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws.

           (c) At and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, immunities, powers and purposes of each of the Constituent Corporations; and all property, real and personal, including subscriptions to shares, causes of action and every other asset of each of the Constituent Corporations, shall vest in the Surviving Corporation without further act or deed; and the Surviving Corporation shall assume and be liable for all the liabilities, obligations and penalties of each of the Constituent Corporations. No liability or obligation due or to become due, claim or demand for any cause existing against any such corporation, or any stockholder, officer or director thereof, shall be released or impaired by such merger or consolidation. No action or proceeding, whether civil or criminal, then pending by or against any such Constituent Corporation, or any stockholder, officer or director thereof, shall abate or be discontinued by such merger or consolidation, but may be enforced, prosecuted, settled or compromised as if such merger or consolidation had not occurred, or such Surviving Corporation may be substituted in such action or special proceeding in place of the Constituent Corporation.

                                  ARTICLE II

                EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
               CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

          2.1 Effect on Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of common stock, par value $0.10 per share, of the Company ("Company Common Stock") or capital stock of Sub:

          (a) Capital Stock of Sub. Each issued and outstanding share of the capital stock of Sub shall be converted into and become one fully paid and nonassessable share of common stock, par value $1.00 per share, of the Surviving Corporation.

          (b) Cancellation of Treasury Stock. Each share of the Company Common Stock and all other shares of capital stock of the Company that are owned by the Company as treasury stock and any shares of Company Common Stock and all other shares of capital stock of the Company owned by any wholly owned Subsidiary (as hereinafter defined) of the Company shall be canceled and retired and shall cease to exist and no stock of Purchaser or other consideration shall be delivered or deliverable in exchange therefor. As used in this Agreement, the word "Subsidiary" means, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which: (i) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which are held by such party or any Subsidiary of such party that do not represent a majority of the voting interest in such partnership); or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is, directly or indirectly, owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and any one or more of its Subsidiaries.

          (c) Exchange Ratio for Company Common Stock. Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be canceled in accordance with Section 2.1(b)) shall
                                                         --------------
    be converted into the number of shares of common stock, par value of 50c per share, of Purchaser ("Purchaser Common Stock"), together with the associated preferred stock purchase rights (the "Rights") issued under the Rights Agreement, dated as of February 14, 1990, between Purchaser and First Chicago Trust Company of New York, as amended on January 13, 1992 to reflect Manufacturers Hanover Trust Company (now Chase Mellon Shareholder Services, L.L.C.) as successor rights agent (the "Purchaser's Rights Agreement"), equal to the quotient obtained by dividing (i) $12.75 by (ii) the average of the per share Daily Price (as hereinafter defined) on the New York Stock Exchange, Inc. (the "NYSE") of the Purchaser Common Stock (as reported in the New York Stock Exchange Composite Transactions) during the ten consecutive trading days immediately preceding the date which is two trading days prior to the date of the Company's stockholders meeting referred to in
    Section 5.5 (the "Conversion
    -----------

    Shares"); provided, however, in no event will the Conversion Shares be less than .2253397 shares of Purchaser Common Stock or greater than .2754151 shares of Purchaser Common Stock. As used herein, the term "Daily Price" shall mean the average of the high and low selling prices on the day in question as reported in the Wall Street Journal. All such shares of Company Common Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of Purchaser Common Stock and cash in lieu of fractional shares of Purchaser Common Stock as contemplated by Section 2.2(e), to be issued or paid in
                                    --------------
    consideration therefor upon the surrender of such certificate in accordance with Section 2.2, without interest.
         -----------

          (d) Stock Options. Each outstanding Directors Stock Option and Employee Stock Option (as defined in Section 5.10) shall be treated in the manner set forth in Section 5.10.

          (e) Shares of Dissenting Stockholders. Notwithstanding anything in this Agreement to the contrary, any issued and outstanding shares of Company Common Stock held by a stockholder who has not voted such shares in favor of the Merger and shall have delivered a written demand for appraisal of such shares in the manner provided in the NYBCL (a "Dissenting Stockholder") shall not be converted as described in Section 2.1 (c), but shall become the
                                           ---------------
    right to receive the fair value of such shares as may be determined to be due to such Dissenting Stockholder pursuant to the NYBCL; provided, however, that the shares of the Company Common Stock held by a Dissenting Stockholder who shall, after the Effective Time, withdraw his demand for appraisal or lose his or her right of appraisal, in either case pursuant to the NYBCL, shall be deemed to have been converted into and to have become exchangeable for, at the Effective Time, the right to receive the consideration provided for in Section 2.1 (c). The Company shall give Purchaser (i) prompt notice
           ---------------
    of any written objection to the Merger from a Dissenting Stockholder, and
    (ii) the opportunity to direct all negotiations and proceedings with respect to any such Dissenting Stockholders. The Company shall not, without the prior written consent of Purchaser, voluntarily make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands.

          (f) Changes in Purchaser Capital Stock. In the event that, subsequent to the date of this Agreement but prior to the Effective Time, Purchaser changes the number of shares of Purchaser Common Stock issued and outstanding as a result of a stock split, reverse stock split, stock dividend, recapitalization or other similar transaction, the Conversion Shares shall be appropriately adjusted (including the minimum and maximum Conversion Shares).

           2.2  Exchange of Certificates

           (a) Exchange Agent. As of the Effective Time, Purchaser shall deposit with Chase Mellon Shareholder Services, L.L.C. or such other bank or trust company designated by Purchaser and reasonably acceptable to the Company (the "Exchange Agent"), for the benefit of the holders of shares of Company Common Stock and for exchange in accordance with this Article II through the Exchange Agent, certificates representing
              ----------
    the shares of Purchaser Common Stock (such shares of Purchaser Common Stock, together with any dividends or distributions with respect thereto, and the associated Rights being hereinafter referred to as the "Exchange Fund") issuable pursuant to Section 2.1 in exchange for outstanding shares of
                         -----------
    Company Common Stock. The Exchange Agent shall, pursuant to irrevocable instructions, deliver the Purchaser Common Stock contemplated to be issued pursuant to Section 2.1 out of the Exchange Fund. The Exchange Fund shall
                -----------
    not be used for any other purpose.

          (b) Exchange Procedures. As soon as reasonably practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a certificate or certificates which, immediately prior to the Effective Time, represented outstanding shares of Company Common Stock (the "Certificates"), which holder's shares of Company Common Stock were converted into the right to receive shares of Purchaser Common Stock pursuant to Section 2.1: (i) a
                                                            -----------
    letter of transmittal (which shall specify that delivery shall be effected and risk of loss and title to the Certificates shall pass only upon delivery of the Certificates to the Exchange Agent, and shall be in such form and have such other provisions as Purchaser may reasonably specify); and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Purchaser Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Purchaser, together with such letter of transmittal, duly executed, and any other required documents, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Purchaser Common Stock which such holder has the right to receive pursuant to the provisions of this Article II and cash in lieu of fractional shares of
                       ----------
    Purchaser Common Stock as contemplated by Section 2.2(e), and the
                                              --------------
    Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, a certificate representing the appropriate number of shares of Purchaser Common Stock may be issued to a transferee if the Certificate representing such Company Common Stock is presented to the Exchange Agent accompanied by all documents required to evidence and effect such transfer and by evidence that any applicable stock transfer taxes have been paid. Until surrendered as contemplated by this Section 2.2, each
                                                         -----------
    Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the certificate representing shares of Purchaser Common Stock and cash in lieu of any fractional shares of Purchaser Common Stock as contemplated by this
    Section 2.2. The Exchange Agent shall not be entitled to vote or exercise
    -----------
    any rights of ownership with respect to the Purchaser Common Stock held by it from time to time hereunder, except that it shall receive and hold all dividends or other distributions paid or distributed with respect thereto for the account of persons entitled thereto.

          (c) Distributions with Respect to Unexchanged Shares. No dividends or other distributions with respect to Purchaser Common Stock declared or made after the Effective Time with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the right to receive shares of Purchaser Common Stock represented thereby and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to
    Section 2.2(e) until the holder of such Certificate shall surrender such
    --------------
    Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to the holder thereof, without interest: (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Purchaser Common Stock to which such holder is entitled pursuant to Section 2.2(e) and the amount of dividends or other
                            --------------
    distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Purchaser Common Stock; and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to surrender and a payment date subsequent to surrender payable with respect to such whole shares of Purchaser Common Stock.

          (d) No Further Ownership Rights in Company Common Stock. All shares of Purchaser Common Stock and Rights issued upon the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof (including any cash paid pursuant to Section 2.2(c) or Section 2.2(e)) shall
                                         --------------    --------------
    be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock, subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time that, subject to Section 4.1(b), may have been declared or made by the Company on such
       --------------
    shares of Company Common Stock in accordance with the terms of this Agreement or prior to the date hereof and which remain unpaid at the Effective Time, and after the Effective Time there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article II.
                                                        ----------
          (e) No Fractional Shares. No certificates or scrip representing fractional shares of Purchaser Common Stock shall be issued upon the surrender for exchange of Certificates pursuant to this Article II, and,
                                                            ----------
    except as provided in this Section 2.2(e), no dividend or other
                               --------------
    distribution, stock split or interest shall relate to any such fractional security, and such fractional interests shall not entitle the owner thereof to vote or to any rights of a security holder of Purchaser. In lieu of any fractional security, each holder of shares of Company Common Stock who would otherwise have been entitled to a fraction of a share of Purchaser Common Stock upon surrender of Certificates for exchange pursuant to this
    Article II will be paid an amount in cash (without interest) rounded to the
    ----------
    nearest whole cent, determined by multiplying (i) the Daily Price on the date on which the Effective Time occurs, by (ii) the fractional share to which such holder would otherwise be entitled. All fractional shares to which a single record holder would be entitled shall be aggregated. Purchaser shall make available to the Exchange Agent the cash necessary for this purpose. Calculations made pursuant to this Section 2.2(e) shall be
                                                     --------------
    rounded to three decimal places.

          (f) Termination of Exchange Fund. Any portion of the Exchange Fund and any cash in lieu of fractional shares of Purchaser Common Stock made available to the Exchange Agent that remain undistributed to the former stockholders of the Company for one year after the Effective Time shall be delivered to Purchaser, upon demand, and any stockholders of the Company who have not theretofore complied with this Article II shall thereafter look
                                            ----------
    only to Purchaser for payment of their claim for Purchaser Common Stock, any cash in lieu of fractional shares of Purchaser Common Stock and any dividends or distributions with respect to Purchaser Common Stock.

          (g) No Liability. Neither Purchaser nor the Company shall be liable to any holder of shares of Company Common Stock or Purchaser Common Stock, as the case may be, for such shares (or dividends or distributions with respect thereto) or cash in lieu of fractional shares of Purchaser Common Stock delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

          (h) Missing Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the shares of Purchaser Common Stock and cash in lieu of fractional shares, and unpaid dividends and distributions with respect to shares of Purchaser Common Stock as provided in Section 2.2(c),
                                                               --------------
    deliverable in respect thereof pursuant to this Agreement.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

          3.1 Representations and Warranties of the Company. The Company represents and warrants to Purchaser and Sub as follows:

          (a) Organization, Standing and Power. Each of the Company and its Subsidiaries is a corporation or partnership duly organized, validly existing and in good standing under the laws of its state of incorporation or organization, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than in such jurisdictions where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect (as hereinafter defined). The Company has heretofore delivered to Purchaser complete and correct copies of its Restated Certificate of Incorporation and Bylaws. All Subsidiaries of the Company and their respective jurisdictions of incorporation or organization are identified on Schedule 3.1(a)(i). Except
                                                     ------------------
     as set forth on Schedules 3.1(a)(i) or 3.1(a)(ii), the Company does not
                     -------------------    ----------
     directly or
     indirectly have (or possess any options or other rights to acquire) any direct or indirect ownership interests in excess of 1% in any person, business, corporation, partnership, association, joint venture, trust or other entity. As used in this Agreement, a "Material Adverse Effect" or "Material Adverse Change" shall mean, in respect of the Company or Purchaser, as the case may be, any material adverse effect or change to the business, operations, assets, condition (financial or otherwise) or results of operation of such party and its Subsidiaries taken as a whole.

          (b) Capital Structure. As of the date hereof, the authorized capital stock of the Company consists of 30,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, par value $1.00 per share ("Company Preferred Stock"). At the close of business on July 31, 1996: (i) 20,993,618 shares of Company Common Stock were issued and outstanding; 300,000 shares of Series A Junior Participating Preferred Stock, par value $1.00 per share, of the Company were reserved for issuance pursuant to the Company Rights Plan (as hereinafter defined); no more than 2,469,000 shares of Company Common Stock were reserved for issuance pursuant to outstanding grants under the Company's 1982 Stock Option Plan (the "Company Stock Plan"); 51,750 shares of Company Common Stock were reserved for issuance pursuant to outstanding grants under the Company's Stock Option Plan for Non-Employee Directors (the "Company Non-Employee Directors Plan"); and 732,780 shares of Company Common Stock were reserved for issuance pursuant to the 1971 Fay's Incorporated Employees' Stock Purchase Plan (the "Company Stock Purchase Plan"); (ii) 13,303 shares of Company Common Stock were held by the Company in its treasury or by its wholly owned Subsidiaries; and
     (iii) except for the $1,000,000 principal amount 10% convertible notes of the Company due January 15, 1998 (the "Company Convertible Notes"), which as of the date hereof are convertible into 191,205 shares of Company Common Stock at a conversion price of $5.23 per share, no bonds, debentures, notes or other indebtedness having the right to vote (or convertible into securities having the right to vote) on any matters on which the Company stockholders may vote ("Voting Debt") were issued or outstanding. All outstanding shares of Company Common Stock are validly issued, fully paid and nonassessable and are not subject to preemptive rights. Except as set forth on Schedule 3.1(b), all outstanding shares of capital stock of the
              ---------------
     Subsidiaries of the Company are owned by the Company, or a direct or indirect wholly owned Subsidiary of the Company, free and clear of all liens, charges, encumbrances, claims and options of any nature. Except as set forth in this Section 3.1(b) or on Schedule 3.1(b), and except for (i)
                       --------------       ---------------
     securities that may be issued under Rights Agreement, dated August 17, 1995, between the Company and American Stock Transfer and Trust Company (the "Company Rights Plan"); (ii) changes since January 27, 1996 resulting from the exercise of employee stock options granted pursuant to the Company Stock Plan or the Company Non-Employee Directors Plan; and (iii) changes since January 27, 1996 resulting from issuances or purchases under (A) the Company Stock Purchase Plan, (B) the Company Service Award Program or (C) as contemplated by this Agreement, there are outstanding: (x) no shares of capital stock, Voting Debt or other voting securities of the Company; (y) no securities of the Company or any Subsidiary of the Company convertible into or exchangeable for shares of capital stock, Voting Debt or other voting securities of the Company or any Subsidiary of the Company; and (z) no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which the Company or any Subsidiary of the Company is a party or by which it is bound, in any case obligating the Company or any Subsidiary of the Company to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of capital stock or any Voting Debt or other voting securities of the Company or of any Subsidiary of the Company, or obligating the Company or any Subsidiary of the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. Except for the Stockholders Agreement, there are not as of the date hereof and there will not be at the Effective Time any stockholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any shares of the capital stock of the Company that will limit in any way the solicitation of proxies by or on behalf of the Company from, or the casting of votes by, the stockholders of the Company with respect to the Merger. There are no restrictions on the right of the Company to vote the stock of any of its Subsidiaries.

          (c) Authority; No Violations; Consents and Approvals.

               (i) The Board of Directors of the Company has (A) approved the Merger, this Agreement and the Stockholders Agreement, in accordance with the requirements of the NYBCL and, if applicable, the terms of Article Ninth of the Company's Restated Certificate of Incorporation and by vote of the directors with no negative vote, and declared the Merger and this Agreement to be in the best interests of the stockholders of the Company and (B) adopted an amendment to the Company Rights Plan, a true and correct copy of which has been delivered to Purchaser, pursuant to which Purchaser is not deemed to be an Acquiring Person (as defined in the Company Rights
     Plan) as a result of the execution or performance of the Stockholders Agreement or the execution or consummation of the transactions contemplated by this Agreement. The directors have advised the Company that they intend to vote or cause to be voted all of the shares Beneficially Owned (as defined in the Stockholders Agreement) by them in favor of approval of the Merger and this Agreement. The Company has all requisite corporate power and authority to enter into this Agreement and, subject, with respect to consummation of the Merger, to approval of this Agreement and the Merger by the stockholders of the Company in accordance with the NYBCL, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject, with respect to consummation of the Merger, to approval of this Agreement and the Merger by the stockholders of the Company in accordance with the NYBCL. This Agreement has been duly executed and delivered by the Company and, subject, with respect to consummation of the Merger, to approval of this Agreement and the Merger by the stockholders of the Company in accordance with the NYBCL, and assuming this Agreement constitutes the valid and binding obligation of Purchaser and Sub, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

               (ii) Except as set forth on Schedule 3.1(c)(ii), the execution
                                           -------------------
    and delivery of this Agreement and the Stockholders Agreement do not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries under, any provision of (A) the Restated Certificate of Incorporation or Bylaws of the Company or any provision of the comparable charter or organizational documents of any of its Subsidiaries, (B) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company or any of its Subsidiaries or (C) assuming the consents, approvals, authorizations or permits and filings or notifications referred to in Section 3.1(c)(iii) are duly and timely obtained or made and the
          -------------------
    approval of the Merger and this Agreement by the stockholders of the Company has been obtained, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of (B) and (C), any such conflicts, violations, defaults, rights, liens, security interests, charges or encumbrances that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company, materially impair the ability of the Company to perform its obligations thereunder, or prevent the consummation of any of the transactions contemplated hereby.

               (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity"), is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, as to which the failure to obtain or make could reasonably be expected to have a Material Adverse Effect, except for: (A) filings with and approval of the Drug Enforcement Agency, any Governmental Entity that regulates pharmaceutical sales and any Governmental Entity that regulates liquor sales, (B) the filing of a premerger notification report by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and the expiration or termination of the applicable waiting period with respect thereto; (C) the filing with the SEC of (x) a proxy statement in preliminary and definitive form relating to the meeting of the Company's stockholders to be held in connection with the Merger (the "Proxy Statement") and (y) such reports under Section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the transactions contemplated hereby; (D) the filing of the Certificate of Merger with the Secretary of State of the State of New York; (E) filings with, and approval of, the NYSE; (F) such filings and approvals as may be required by any applicable state securities, "blue sky" or takeover laws; and (G) the filings and consents listed on Schedule 3.1(c)(iii).
              --------------------
          (d) SEC Documents. The Company has made available to Purchaser a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the Securities and Exchange Commission (the "SEC") since January 26, 1994 and prior to the date of this Agreement (the "Company SEC Documents") which are all the documents (other than preliminary matters) that the Company was required to file with the SEC since such date. As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Company SEC Documents complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material) the consolidated financial position of the Company and its consolidated Subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of the Company and its consolidated Subsidiaries for the periods presented therein. Except as disclosed in the Company SEC Documents or in Schedule
                                                                    --------
    3.1(d), there are no agreements, arrangements or understandings between the
    ------
    Company and any party who is at the date of this Agreement or was at any time prior to the date hereof but after January 26, 1994, an Affiliate of the Company that are required to be disclosed in the Company SEC Documents.

          (e) Information Supplied. None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Registration Statement on Form S-4 to be filed with the SEC by Purchaser in connection with the issuance of shares of Purchaser Common Stock in the Merger (the "S-4") will, at the time the S-4 becomes effective under the Securities Act or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and none of the information supplied or to be supplied by the Company and included or incorporated by reference in the Proxy Statement will, at the date mailed to stockholders of the Company or at the time of the meeting of such stockholders to be held in connection with the Merger or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event with respect to the Company or any of its Subsidiaries, or with respect to other information supplied by the Company for inclusion in the Proxy Statement or S-4, shall occur which is required to be described in an amendment of, or a supplement to, the Proxy Statement or the S-4, the Company will immediately notify Purchaser of such event, and the Company shall cooperate with Purchaser in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and the S-4 and, as required by law, in disseminating the information contained in such amendment or supplement to the stockholders of the Company. The Proxy Statement, insofar as it relates to the Company or its Subsidiaries or other information supplied by the Company for inclusion therein, will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder.

          (f) Absence of Certain Changes or Events. Except as disclosed in, or reflected in the financial statements included in, the Company SEC Documents or on Schedule 3.1(f), or except as contemplated by this Agreement, since
          ---------------
    January 27, 1996, there has not been: (i) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, except for regular quarterly cash dividends of $.05 per share on Company Common Stock, with usual record and payment dates for such dividends (but in the case of the regular quarterly cash dividend for the third quarter of the Company's 1997 fiscal year only as permitted under Section 4.1(b)); (ii) any amendment
                                             --------------
    of any material term of any outstanding equity security of the Company or any Subsidiary; (iii) any repurchase, redemption or other acquisition by the Company or any Subsidiary of any outstanding shares of capital stock or other equity securities of, or other ownership interests in, the Company or any Subsidiary; (iv) any material change in any method of accounting or accounting practice by the Company or any Subsidiary; or (v) any other transaction, commitment, dispute or other event or condition (financial or otherwise) of any character (whether or not in the ordinary course of business) that could reasonably be expected to have a Material Adverse Effect on the Company, except for general economic changes and changes that may affect the industries of the Company or any of its Subsidiaries generally.

          (g) No Undisclosed Material Liabilities. Except as disclosed in the Company SEC Documents or on Schedule 3.1(g), as of the date hereof, there
                                ---------------
    are no liabilities of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that would be required under GAAP to be reflected on, or reserved against in a consolidated balance sheet of the Company and its consolidated Subsidiaries or in the notes thereto and that could reasonably be expected to have a Material Adverse Effect on the Company, other than:
    (i) liabilities adequately provided for on the balance sheet of the Company dated as of January 27, 1996 (including the notes thereto) contained in the Company's Annual Report on Form 10-K for the year ended January 27, 1996;
    (ii) liabilities under or contemplated by this Agreement; and (iii) liabilities arising since such date in the ordinary course of business consistent with past practices.

          (h) No Default. Except as set forth on Schedule 3.1(h), neither the
                                                 ---------------
    Company nor any of its Subsidiaries is, or has received any notice that it is, in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) their respective charter and by-laws,
    (ii) any note, bond, mortgage, indenture, license, leases, agreement or other instrument or obligation to which the Company or any of its Subsidiaries is now a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets may be bound or
    (iii) any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its Subsidiaries, except in the case of
    (ii) and (iii) for defaults or violations which in the aggregate could not reasonably be expected to have a Material Adverse Effect on the Company.

          (i) Compliance with Applicable Laws. The Company and its Subsidiaries hold all permits, licenses, variances, exemptions, orders, franchises and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses (the "Company Permits"), except where the failure so to hold could not reasonably be expected to have a Material Adverse Effect on the Company. The Company and its Subsidiaries are in compliance with the terms of the Company Permits, except where the failure so to comply could not reasonably be expected to have a Material Adverse Effect on the Company. Except as disclosed in Company SEC Documents, the businesses of the Company and its Subsidiaries are not being conducted in violation of any law, ordinance or regulation of any Governmental Entity except where such failures could not reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 3.1(i), as of the
                                                    ---------------
    date of this Agreement, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, to the knowledge of the Company (as defined in Section 8.4) as of the date
                                                   -----------
    hereof, threatened, other than those the outcome of which could not reasonably be expected to have a Material Adverse Effect on the Company.
    Schedule 3.1(i) sets forth each such failure to hold or comply with the
    ---------------
    terms of Company Permits, each such violation of law, ordinance or regulation of any governmental entity and each such pending or, to the knowledge of the Company, threatened investigation or review by any Governmental Entity existing on the date hereof that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Company. This Section 3.1(i) does not relate to environmental matters,
                      --------------
    which are the subject of Section 3.1(p).
                             --------------
          (j) Litigation. There are no suits, actions or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary of the Company ("Company Litigation") which if adversely determined, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Company or affect its ability to consummate the transactions contemplated by this Agreement, nor are there any judgments, decrees, injunctions, rules or orders of any Governmental Entity or arbitrator outstanding against the Company or any Subsidiary of Company ("Company Order") which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect on the Company or affect its ability to consummate the transactions contemplated by this Agreement.  Schedule 3.1(j)
                                                                 ---------------
    lists any Company Litigation or Company Order with respect to which the uninsured exposure or losses exceed $150,000. This Section 3.1(j) does not
                                                    --------------
    relate to environmental matters, which are the subject of Section 3.1(p).
                                                              --------------

          (k) Taxes.

               (i) Except as set forth on Schedule 3.1(k)(i), each of the
                                          ------------------
    Company, each of its Subsidiaries and any affiliated, combined or unitary group of which any such corporation is or was a member has (A) timely (taking into account any extensions) filed all federal income and material federal, state, local and foreign returns, declarations, reports, estimates, information returns and statements ("Returns") required to be filed or sent by or with respect to it in respect of any Taxes (as hereinafter defined),
    (B) timely paid all Taxes shown to be due and payable on or with respect to such returns, and all material Taxes that are otherwise due and payable (except for audit adjustments not material in the aggregate or to the extent that liability therefor is reserved for in the Company's most recent audited financial statements) for which the Company or any of its Subsidiaries may be liable, (C) established all reserves required by, and in amounts in accordance with, GAAP, and (D) complied in all material respects with all applicable laws, rules and regulations relating to the payment and withholding of Taxes and has in all material respects timely withheld from employee wages and paid over to the proper governmental authorities all amounts required to be so withheld and paid over.

               (ii) Schedule 3.1(k)(ii) sets forth the last taxable period
                    -------------------
    through which the federal income Tax Returns of the Company and any of its Subsidiaries have been examined by the Internal Revenue Service ("IRS") or otherwise closed, and identifies all open periods for which federal, state or local examinations are in progress or of which the Company or any of its Subsidiaries has received written notice of proposed examinations from a taxing authority with respect to any material Tax. Except to the extent being contested in good faith, all material deficiencies asserted as a result of such examinations and any examination by any applicable state or local taxing authority have been paid, fully settled or adequately provided for in the Company's most recent audited financial statements. Except as set forth in Schedule 3.1(k)(ii), no material Tax audits or other administrative
             -------------------
    proceedings or court proceedings are presently pending, or to the knowledge of the Company, threatened, with regard to any Taxes for which the Company or any of its Subsidiaries would be liable, and no material deficiency for any such Taxes has been proposed, asserted or assessed, in writing (whether by examination report or prior to completion of examination by means of notices of proposed adjustment, or other similar requests or notices) pursuant to such examination against the Company or any of its Subsidiaries by any federal, state or local taxing authority with respect to any period.

               (iii) Except as disclosed on Schedule 3.1(k)(iii), neither the
                                            --------------------
    Company nor any of its Subsidiaries has executed or entered into (or prior to the close of business on the Closing Date will execute or enter into) with the IRS or any taxing authority (A) any agreement or other document extending or having the effect of extending the period for assessments or collection of any federal, state or local income or franchise Taxes for which the Company or any of its Subsidiaries would be liable or (B) a closing agreement pursuant to section 7121 of the Code, or any predecessor provision thereof or any similar provision of state or local income tax law that relates to the assets or operations of the Company or any of its Subsidiaries.

               (iv) Except as disclosed in Company SEC Documents or as set forth on Schedule 3.1(k)(iv), neither the Company nor any of its Subsidiaries is a
       -------------------
    party to an agreement that provides for the payment of any amount that would constitute a "parachute payment" within the meaning of section 280G of the Code.

               (v) Neither the Company nor any of its Subsidiaries has made an election under section 341(f) of the Code or agreed to have section 341(f)(2) of the Code apply to any disposition of a subsection (f) asset (as such term is defined in section 341(f)(4) of the Code) owned by the Company or any of its Subsidiaries.

               (vi) Except as set forth in Company SEC Documents or as disclosed on Schedule 3.1(k)(vi), neither the Company nor any of its Subsidiaries is a
       -------------------
    party to, is bound by or has any obligation under any tax sharing agreement or similar agreement or arrangement.

               (vii) Except as set forth in Schedule 3.1(k)(vii), there are no
                                           --------------------
    requests for rulings, outstanding subpoenas or unsatisfied written requests from any taxing authority for information with respect to Taxes of the Company or any of its Subsidiaries and, to the knowledge of the Company, no material reassessments (for property or ad valorem Tax purposes) of any assets or any property owned (or leased in the case of leased property or assets with respect to which the Company or any of its Subsidiaries is responsible for the payment of property Taxes) by the Company or any of its Subsidiaries have been proposed in written form.

               (viii) Neither the Company nor any of its Subsidiaries has agreed to make any adjustment pursuant to section 481(a) of the Code (or any predecessor provision) by reason of any change in any accounting method of the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has any application pending with any taxing authority requesting permission for any changes in any accounting method of the Company or any of its Subsidiaries. To the knowledge of the Company, neither the IRS nor any other taxing authority has proposed in writing, and neither the Company nor any of its Subsidiaries is otherwise required to make, any such adjustment or change in accounting method.

               (ix) Neither the Company nor any of its Subsidiaries has any net operating losses or other tax attributes presently subject to limitation under sections 382, 383, or 384 of the Code, or under the regulations under section 1502 of the Code.

               For purposes of this Agreement, "Tax" (and, with correlative meaning, "Taxes" and "Taxable") means (i) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, withholding on amounts paid by the Company, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest and/or any penalty, addition to tax or additional amount imposed by any taxing authority, (ii) any liability of the Company or any of its Subsidiaries for the payment of any amounts of the type described in (i) as a result of being a member of an affiliated or consolidated group, or arrangement whereby liability of the Company or any of its Subsidiaries for payment of such amounts was determined or taken into account with reference to the liability of any other person for any period and (iii) liability of the Company or any of its Subsidiaries with respect to the payment of any amounts of the type described in (i) or (ii) as a result of any express or implied obligation to indemnify any other person or entity.

               "Tax Return" means all returns, declarations, reports, estimates, information returns and statements required to be filed by or with respect to the Company or any of its Subsidiaries in respect of any Taxes, including, without limitation, (i) any consolidated federal income tax return in which the Company or any of its Subsidiaries is included or (ii) any state, local or foreign income tax returns filed on a consolidated, combined or unitary basis (for purposes of determining Tax liability) in which the Company or any of its Subsidiaries is included.

          (l) Pension and Benefit Plans; ERISA.

               (i) All "employee pension benefit plans," as defined in section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), maintained by the Company or any of its Subsidiaries or any trade or business (whether or not incorporated) which is under common control, or which is treated as a single employer, with the Company under section 414(b), (c), (m) or (o) of the Code ("Company ERISA Affiliate") or to which the Company or any of its Subsidiaries or any Company ERISA Affiliate contributed or is obligated to contribute thereunder (the "Company Pension Plans"), other than unwritten plans that are not material (as hereinafter defined in paragraph (xv)) are listed on Schedule 3.1(1)(i). All such plans
                                             ------------------
    that are intended to qualify under section 401 et seq. of the Code do so
                                                   -- ----
    qualify, the trusts maintained pursuant thereto (the "Company Pension Trusts") that are intended to be exempt from federal income taxation under section 501 of the Code are so exempt, and the Company has received a determination letter from the Internal Revenue Service (the "Service") with respect to each such Company Pension Plan and each such Company Pension Trust to the effect that such Company Pension Plan is qualified and such Company Pension Trust is exempt. No such determination letter has been revoked, no revocation has been threatened and nothing has occurred with respect to the operation of any Company Pension Plan that could reasonably be expected to cause such revocation. Except as described on Schedule 3.1(l)(i), none of the Company Pension Plans or
                    ------------------
    Company Pension Trusts have been amended since the effective date of each respective determination letter.

               (ii) All "employee welfare benefit plans," as defined in section 3(1) of ERISA, all other employee benefit arrangements or payroll practices, including, without limitation, all severance pay, sick leave, vacation pay, salary continuation for disability, retirement, deferred compensation, bonus, long-term incentive, stock option, stock purchase, hospitalization, medical insurance, life insurance, and scholarship plans or programs maintained by the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries contributed or is obligated to contribute thereunder (all such plans being hereinafter referred to as the "Company Employee Benefit Plans") and all trusts maintained pursuant to a Company Employee Benefit Plan (the "Company Benefit Trusts"), other than unwritten plans that are not material, are listed on Schedule 3.1(1)(ii). The Company
                                               -------------------
    has received a determination letter from the Service with respect to each Company Employee Benefit Trust that is intended to be exempt from federal taxation under section 501 of the Code. No such determination letter has been revoked, no revocation has been threatened, and nothing has occurred with respect to the operation of any Company Employee Benefit Trust that could reasonably be expected to cause such revocation. Except as described on Schedule 3.1(1)(ii), none of the Company Employee Benefit Trusts have
       -------------------
    been amended since the effective date of each respective determination letter.

               (iii) With respect to each such plan, other than unwritten plans that are not material, the Company has delivered to Purchaser (A) a true, correct, and complete copy of each Company Pension Plan, including copies of all amendments made since the most recent favorable determination letter, or Company Employee Benefit Plan or, in the case of any unwritten Company Employee Benefit Plan, descriptions thereof; (B) copies of the most recent Form 5500 filed with the IRS with respect to each Company Pension Plan or Company Employee Benefit Plan for which such report is required by applicable law; (C) the most recent summary plan description for each Company Pension Plan or Company Employee Benefit Plan for which such a summary plan description is required by applicable law; and (D) each trust agreement and insurance or annuity contract relating to any Company Pension Plan or Company Employee Benefit Plan.

               (iv) Except as described on Schedule 3.1(l)(iv), neither the
                                           -------------------
    Company nor any Company ERISA Affiliate has ever contributed to any plan subject to section 413 of the Code or multiple employer welfare arrangement, as defined in section 3(40) of ERISA.

               (v) There is no violation in any material respect of ERISA, the Code or other applicable law with respect to the filing of reports, returns, and other similar documents required to be filed with any governmental agency with respect to any Company Pension Plan or Company Employee Benefit Plan. All reports, returns or similar documents required to be distributed to any Company Pension Plan or Company Employee Benefit Plan participant have been timely distributed.

               (vi) The Company Pension Plans and Company Employee Benefit Plans have been maintained and administered, in all material respects, in accordance with their terms and with all provisions of ERISA (including rules and regulations thereunder), the Code, and other applicable Federal and state law, and neither the Company nor any of its Subsidiaries or any "party-in-interest" or "disqualified person" with respect to the Company Pension Plans and the Company Employee Benefit Plans has engaged in a "prohibited transaction" within the meaning of section 4975 of the Code or section 406 of ERISA. No event has occurred that could subject the Company, any Company ERISA Affiliate or any Company Pension Trust or Company Employee Benefit Trust, as applicable, to any material tax liability arising under section 511 of the Code that has not been timely paid. The Company and all Company ERISA Affiliates have complied with all obligations imposed by section 4980B of the Code.

               (vii) None of the Company, any trustee, administrator or other fiduciary has engaged in any transaction or acted in a manner that could, or failed to act so as to, subject the Company or any fiduciary to any material liability for breach of fiduciary duty under ERISA or other applicable law.

               (viii) Except as disclosed in Schedule 3.1(l)(viii), there has
                                             ---------------------
     been no "reportable event" as that term is defined in section 4043 of ERISA and the regulations thereunder with respect to the Company Pension Plans subject to Title IV of ERISA that would require the giving of notice or any event requiring disclosure under section 4041(c)(3)(C) or 4063(a) of ERISA.

               (ix) Except as disclosed on Schedule 3.1(1)(ix), neither the
                                           -------------------
    execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (A) result in any payment becoming due to any employee or group of employees of the Company or any of its Subsidiaries; (B) increase any benefits otherwise payable under any Company Employee Benefit Plan or Company Pension Plan or (C) result in the acceleration of the time of payment or vesting of any such benefits. Except as disclosed on Schedule 3.1(l)(ix) or in Company SEC Documents, there are
                    -------------------
    no severance agreements, employment agreements, or consulting agreements between the Company or any of its Subsidiaries and any employee of the Company or such Subsidiary or any individual which provide for total payments with a present value in excess of $25,000 or which when aggregated with all such agreements or arrangements provides for total payments with a present value in excess of $75,000. True, correct and complete copies of all such severance agreements, employment agreements and consulting agreements have been provided to Purchaser.

               (x) Except as disclosed on Schedule 3.1(l)(x) hereto, no stock or
                                     ------------------
    other security issued by the Company or any of its Subsidiaries forms or has formed a part of the assets of any Company Pension Plan or Company Employee Benefit Plan within the last five years.

               (xi) Except as disclosed on Schedule 3.1(l)(xi), (A) all
                                           -------------------
    contributions to, and payments from, each Company Pension Plan and Company Employee Benefit Plan that have been required to be made in accordance with the terms of such plans and, when applicable, section 302 of ERISA or section 412 of the Code, have been timely made, (B) there has been no application for or waiver of the minimum funding standards of section 412 of the Code with respect to the Company Pension Plan, and (C) none of the Company Pension Plans has an "accumulated funding deficiency" within the meaning of section 412(a) of the Code as of the end of the most recently completed plan year. As of the most recent valuation date for each Company Pension Plan that is a "defined benefit pension plan," as defined in section 3(35) of ERISA (hereinafter a "Defined Benefit Plan"), there was not any amount of "unfunded benefit liability," other than that shown in the William
    M. Mercer, Incorporated actuarial valuation report as of January 1, 1996 with respect to the Fay's Incorporated Pension Plan, a copy of which has been previously provided to Purchaser. The information provided to William
    M. Mercer, Incorporated by the Company on which such report is based was, when given, correct in all material respects. The Company is not aware of any facts or circumstances that could change the funded status of such Defined Benefit Plan. The Company has furnished Purchaser with the most recent actuarial report or valuation with respect to each Defined Benefit Plan.

               (xii) Except as disclosed on Schedule 3.1(l)(xii), all premium
                                            --------------------
    payments due to the Pension Benefit Guaranty Corporation pursuant to section 4007 of ERISA prior to the date hereof have been timely paid.

               (xiii) Except as disclosed on Schedule 3.1(l)(xiii), to the
                                             ---------------------
    knowledge of the Company, there are no investigations by any governmental agency, other claims, suits or proceedings against or involving any Company Pension Plan or Company Employee Benefit Plan, and no events of default that could give rise to material liability to the Company or any Company ERISA Affiliate.

               (xiv) Except as disclosed on Schedule 3.1(l)(xiv), no employee or
                                            --------------------
    former employee of the Company or any Company ERISA Affiliate is, by reason of such employee's or former employee's employment, entitled to receive any benefits, including without limitation, death or medical benefits (whether or not insured) beyond retirement or other termination of employment, other than (A) death or retirement benefits under a Company Pension Plan or (B) continuation coverage pursuant to section 4980B of the Code.

               (xv) Solely for purposes of Section 3.1(l)(i), (ii) and (iii), "material" shall mean with respect to any unwritten plan, any such plan which involves costs and other liabilities, the present value (using a 7.5% discount rate) of which exceeds $75,000.00, and, with respect to all unwritten plans, such plans which involve costs and other liabilities, the present value (using a 7.5% discount rate) of which exceeds $250,000.00 in the aggregate.

          (m)  Labor Matters.

               (i) Except as set forth in Schedule 3.1(m)(i) hereto, as of the
                                          ------------------
    date of this Agreement, (A) no employees of the Company or any of its Subsidiaries are represented by any labor organization; (B) no labor organization or group of employees of the Company or any of its Subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority; and (C) to the knowledge of the Company, there are no organizing activities involving the Company or any of its Subsidiaries pending with any labor organization or group of employees of the Company or any of its Subsidiaries.

               (ii) Except as set forth on Schedule 3.1(m)(ii) hereto, the
                                           -------------------
    Company and each of its Subsidiaries is in compliance with all laws and orders relating to the employment of labor, including all such laws and orders relating to wages, hours, collective bargaining, discrimination, civil rights, safety and health workers' compensation and the collection and payment of withholding and or social security taxes and similar Taxes, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect on the Company.

          (n) Assets.

               (i) Except as set forth on Schedule 3.1(n)(i) hereto, the Company
                                          ------------------
    and each of its Subsidiaries has good and marketable title to all of their respective assets owned by them, and valid leasehold interests in all assets leased by them, in each case free and clear of all liens, mortgages, charges, encumbrances, or title defects, except for such liens, mortgages, charges, encumbrances, or title defects that could not reasonably be expected to have a material adverse effect on the value or use of such assets or could not reasonably be expected to have a Material Adverse Effect on the Company. The assets owned or leased by the Company or its Subsidiaries comply and conform with all applicable laws relating to their use and operation, including, but not limited to, the provisions of the Americans with Disabilities Act of 1990, Public Law 101-336, 42 U.S.C. (S) 12191 et seq. (the "ADA"), except to the extent that such non-compliance or non-conformity would not have a Material Adverse Effect on the Company. To the knowledge of the Company, assets owned or leased by the Company or its Subsidiaries comply and conform in all material respects with the ADA.

               (ii) Except as set forth on Schedule 3.1(n)(ii), there are no
                                           -------------------
    leases, subleases, surface or subsurface use agreements, tenancy arrangements or other instruments or encumbrances that will be in force or effect as of the Closing Date that grant to any person any right relating to the ownership, use or operation of all or any part of the assets owned or leased by the Company or any of its Subsidiaries. No person has any rights in, or right or option to acquire, fee title (or any portion thereof) to the assets owned by the Company or any of its Subsidiaries in fee. The Company and its Subsidiaries enjoy peaceful possession of all assets respectively leased by the Company or such Subsidiaries, and the Company has delivered to Purchaser copies of all such leases, which copies contain all of the material terms and conditions of such leases.

               (iii) The assets, properties, rights and contracts, including, without limitation (as applicable), title or leaseholds thereto, of the Company and its Subsidiaries, taken as a whole, are sufficient to permit the Company and its Subsidiaries to conduct their business as currently being conducted with only such exceptions that in the aggregate could not reasonably be expected to have a Material Adverse Effect on the Company. Except as set forth on Schedule 3.1(n)(iii) hereto, the Company has no
                           --------------------
    continuing material obligations relating to the assets of any operations that have been disposed.

          (o) Intellectual Property. The Company and its Subsidiaries possess or have adequate rights to use all material trademarks, trade names, patents, service marks, marks, brand names, computer programs, database, industrial designs and copyrights necessary for the operation of the businesses of each of Company and its Subsidiaries (collectively, the "Company Intellectual Property"). Except as set forth on Schedule 3.1(o), all of the Company
                                       ---------------
    Intellectual Property that is material to the conduct of the Company's business taken as a whole is owned by the Company or its Subsidiaries free and clear of any and all liens, claims or encumbrances that could reasonably be expected to have a material adverse effect on the value of, or ability of Purchaser to utilize, the item of Company Intellectual Property to which such lien relates, and neither the Company nor any such Subsidiary has forfeited or otherwise relinquished any Company Intellectual Property which forfeiture could reasonably be expected to have a Material Adverse Effect on the Company. To the knowledge of the Company, the use of the Company Intellectual Property by the Company or its Subsidiaries does not conflict with, infringe upon, violate or interfere with or constitute an appropriation of any right, title, interest or goodwill, including, without limitation, any intellectual property right, trademark, trade name, patent, service mark, brand mark, brand name, computer program, database, industrial design, copyright or any pending application therefor of any other person. Except as set forth on Schedule 3.1(o), the Company has received no written
                           ---------------
    notice that the use of any trade dress by the Company or its Subsidiaries conflicts with, infringes upon, violates or interferes with any trade dress rights of any other person. To the knowledge of the Company, there are no pending claims that any of the Company Intellectual Property is invalid or conflicts with the asserted rights of any other person or has not been used or enforced or has been failed to be used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of any of the Company Intellectual Property that is material to the conduct of the Company's business.

          (p)  Environmental Matters.

               For purposes of this Agreement:

               (i) "Environmental Law" means any applicable law regulating or prohibiting Releases into any part of the natural environment, or pertaining to the protection of natural resources, the environment and public and employee health and safety including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act ("CERCLA") (42 U.S.C. Section 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Clean Water Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. Section 7401 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. Section 136 et seq.), and the Occupational Safety and Health Act (29 U.S.C. Section 651 et seq.) ("OSHA") and the regulations promulgated pursuant thereto, and any such applicable state or local statutes, and the regulations promulgated pursuant thereto, as such laws have been and may be amended or supplemented through the Closing Date;

               (ii) "Hazardous Material" means any substance, material or waste which is regulated pursuant to any Environmental Law by any public or governmental authority in the jurisdictions in which the applicable party or its Subsidiaries conducts business, or the United States, including, without limitation, any material or substance which is defined as a "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste" or "restricted hazardous waste," "contaminant," "toxic waste" or "toxic substance" under any provision of Environmental Law; and

               (iii) "Release" means any release, spill, effluent, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any property owned, operated or leased by the applicable party or its Subsidiaries.

               Except as set forth on Schedule 3.1(p) or as could not reasonably
                                      ---------------
    be expected, individually or in the aggregate, to have a Material Adverse
    Effect:

               (A) The owned or leased properties and operations of the Company and its Subsidiaries, including without limitation any generation, transportation, treatment, storage or disposal of hazardous waste, as defined and regulated under 40 C.F.R. Parts 260-270 (in effect as of the date of this Agreement) or any state equivalent, have been for the last five years, and currently are, in compliance with all Environmental Laws;

               (B) The Company and its Subsidiaries currently maintain in full force and effect all permits, licenses, variances, exceptions and approvals required under applicable Environmental Laws for the continued operations of their respective businesses;

               (C) As of the date hereof the Company and its Subsidiaries are not subject to any outstanding written orders or contracts with any Governmental Entity or other person respecting (1) Environmental Laws, (2) remediation of any Hazardous Materials or (3) any Release or threatened Release of a Hazardous Material;

               (D) The Company and its Subsidiaries have not received within the last five years any written communication alleging any, and as of the date hereof there is no, investigation of any such party with respect to, the violation of or liability under any Environmental Law arising from the owned or leased properties and the operations of the Company and its Subsidiaries;

               (E) There is no suit, action or proceeding pending or threatened against the Company or any of its Subsidiaries arising under Environmental Laws or asserting a damage claim attributable to a Release of or exposure to Hazardous Materials;

               (F) There has been no Release of any Hazardous Material into the indoor or outdoor environment (whether on-site or off-site) arising from the operations of, or attributable to the owned or leased properties of, the Company or its Subsidiaries in violation of or that would require remediation or other response action under any Environmental Laws; and

               (G) There is not now on or in any owned or leased property of the Company or its Subsidiaries any of the following: (1) any underground storage tanks or surface impoundments, (2) any asbestos-containing materials, (3) any friable asbestos-containing materials or (4) any polychlorinated biphenyls.

          (q) Product Liability. There are no claims, and to the knowledge of the Company there is no basis for any claims, against the Company or any Subsidiary for injury to person or property of any person suffered as a result of the sale of any product or performance of any service by the Company or any Subsidiary, including claims arising out of the defective or unsafe nature of such products or services, which could reasonably be expected to have a Material Adverse Effect on the Company.

          (r) Charter Takeover Provisions. The transactions contemplated by this Agreement and the Stockholders Agreement of even date herewith, among Purchaser, Sub, the Company and certain stockholders of the Company, have been approved by the affirmative vote of a majority of the Continuing Directors (as such term is defined in the Company's Restated Certificate of Incorporation) pursuant to Article Ninth of the Company's Restated Certificate of Incorporation. No state takeover laws are applicable to Purchaser or Sub as a result of the Merger, this Agreement or the transactions contemplated hereby.

          (s) Opinion of Financial Advisor. The Company has received the opinion of Bear, Stearns & Co. Inc. (a copy of which has been delivered to Purchaser) to the effect that, as of the date hereof, the consideration to be received by the holders of Company Common Stock pursuant to this Agreement is fair from a financial point of view to such holders.

          (t) Vote Required. The affirmative vote of the holders of at least two-thirds of the outstanding shares of Company Common Stock is the only vote of the holders of any class or series of Company capital stock necessary to approve the Merger, this Agreement and the transactions contemplated hereby.

          (u) Insurance. Schedule 3.1(u) hereto contains a true and complete
                         ---------------
    listing of the Company's and each of its Subsidiaries' directors' and officers' liability insurance, primary and excess casualty insurance policies, providing coverage for bodily injury and property damage to third parties (including products liability and completed operations coverage) and worker's compensation, in effect as of the date hereof.

          (v) Advisors. Except as disclosed on Schedule 3.1(v), no broker,
                                               ---------------
    advisor, attorney, accountant, actuary, investment banker, proxy solicitor or other person is entitled to any broker's, finder's or other fee, reimbursement of expenses or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

          (w) Additional Tax Matters. As of the date hereof, to the knowledge of the Company, the representations set forth in the numbered paragraphs of the form of Certificate of the Company included as Schedule 3.1(w) are true and
                                                   --------------
    correct in all material respects, assuming for purposes of this representation and warranty that the Merger referred to in such form had been consummated on the date hereof.

          (x) Contracts. Schedule 3.1(x)(i) lists each lease, license, contract,
                         ------------------
    agreement or other instrument or obligation to which the Company or any of its Subsidiaries is a party (whether oral or written) or by which any of them or any of their properties or assets may be bound and which involves the payment of money in excess of $500,000 or the receipt of money in excess of $500,000 in any 12 month period (a "Company Agreement"); it being understood that the term "Company Agreement" does not include purchase orders entered into in the ordinary course of business consistent with past practice; provided, however, that Schedule 3.1(x)(i), as attached, shall not
                                      ------------------
    be required to set forth any Company Agreement involving the receipt of money in excess of $500,000 in any 12 month period, but from and after the tenth business day after the date of this Agreement, Schedule 3.1(x)(i)
                                                         ------------------
    shall be deemed to include, as of the date hereof, the list of Company Agreements provided to Purchaser by the Company in accordance with Section
                                                                       -------
    4.1(i). Each Company Agreement is valid, binding and enforceable and in full
    ------
    force and effect, except where failure to be valid, binding and enforceable and in full force and effect could not reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries, and there are no defaults thereunder by the Company and its Subsidiaries or, to the knowledge of the Company, by any other party thereto, except where such defaults could not reasonably be expected to have a Material Adverse Effect on the Company. Except as disclosed in Schedule 3.1(x)(ii),
                                           -------------------
    neither the Company nor any of its Subsidiaries is a party to any agreement that expressly limits the ability of the Company or any of its Subsidiaries or affiliate to compete in or conduct any line of business or compete with any person or in any geographic area or during any period of time. Schedule
                                                                       --------
    3.1(x)(iii) sets forth all claims received by the Company for
    -----------
    indemnification made by third parties pursuant to the terms of agreements relating to the disposition by the Company of lines of business since January 28, 1995.

          (y) Sale of Division. Except as set forth on Schedule 3.1(y), the sale
                                                       ---------------
    of the Paper Cutter division of the Company has been completed on the terms set forth in that certain Asset Purchase Agreement, dated as of June 7, 1996 (the "Paper Cutter Agreement"), by and among the Company, The Party Experience Inc., a Delaware corporation, and Party Stores Holdings, Inc., a Delaware corporation. The Company has delivered to Purchaser true and correct copies of all closing documents entered into and delivered by the Company with respect to the consummation of the transactions contemplated in the Paper Cutter Agreement.

          3.2 Representations and Warranties of Purchaser and Sub. Purchaser and Sub jointly and severally represent and warrant to the Company as follows:

          (a) Organization, Standing and Power. Each of Purchaser and Sub is a corporation or partnership duly organized, validly existing and in good standing under the laws of its state of incorporation or organization, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than in such jurisdictions where the failure so to qualify could not reasonably be expected to have a Material Adverse Effect on Purchaser. Purchaser and Sub have heretofore delivered to the Company complete and correct copies of their respective Certificates of Incorporation and Bylaws.

          (b) Capital Structure. As of the date hereof, the authorized capital stock of Purchaser consists of 1,250,000,000 shares of Purchaser Common Stock and 25,000,000 shares of preferred stock, without par value, of Purchaser (the "Purchaser Preferred Stock"). At the close of business on July 10, 1996: (i) 225,397,372 shares of Purchaser Common Stock were issued and outstanding and 16,777,567 shares of Purchaser Common Stock were reserved for issuance pursuant to Purchaser's:

          1984 Equity Compensation Plan...................     548,624
          1989 Equity Compensation Plan...................   5,263,034
          1993 Equity Compensation Plan...................  10,875,909
          1993 Non-Associate Directors' Equity Plan.......      90,000

    (collectively, the "Purchaser Option Plans"); (ii) 14,700 shares of Purchaser Common Stock were held by Purchaser in its treasury or by its wholly owned Subsidiaries; (iii) 1,400,000 shares of Purchaser Preferred Stock, designated as Series B ESOP Convertible Preferred Stock, were authorized and reserved for issuance to Purchaser's Savings, Profit Sharing and Stock Ownership Plan, of which 1,176,666 shares have been issued and 970,116.7 shares are presently issued and outstanding; (iv) 1,600,000 shares of Purchaser Preferred Stock, designated as Series A Junior Participating Preferred Stock, were reserved for issuance pursuant to Purchaser's Rights Agreement; and (v) no Voting Debt was outstanding. All outstanding shares of Purchaser Common Stock are, and the shares of Purchaser Common Stock when issued in accordance with this Agreement will be, validly issued, fully paid and nonassessable and not subject to preemptive rights. All outstanding shares of capital stock of Sub are owned by Purchaser, free and clear of all liens, charges, encumbrances, claims and options of any nature. Except as set forth in this Section 3.2(b) or on Schedule 3.2(b), and except for
                      --------------       ---------------
    changes since January 27, 1996 resulting from the exercise of employee stock options granted pursuant to, or from issuances or purchases under, Purchaser Option Plans, or as contemplated or permitted by this Agreement, there are outstanding: (i) no shares of capital stock, Voting Debt or other voting securities of Purchaser; (ii) no securities of Purchaser or any Subsidiary of Purchaser convertible into or exchangeable for shares of capital stock, Voting Debt or other voting securities of Purchaser or any Subsidiary of Purchaser; and (iii) no options, warrants, calls, rights (including preemptive rights), commitments or agreements to which Purchaser or any Subsidiary of Purchaser is a party or by which it is bound in any case obligating Purchaser or any Subsidiary of Purchaser to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of capital stock or any Voting Debt or other voting securities of Purchaser or of any Subsidiary of Purchaser or obligating Purchaser or any Subsidiary of Purchaser to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are not as of the date hereof and there will not be at the Effective Time any stockholder agreements, voting trusts or other agreements or understandings to which Purchaser is a party or by which it is bound relating to the voting of any shares of the capital stock of Purchaser. As of the date hereof, the authorized capital stock of Sub consists of 1,000 shares of common stock, par value $1.00 per share, 10 shares of which are validly issued, fully paid and nonassessable and are owned by Purchaser and the balance of which are not issued or outstanding. Notwithstanding anything to the contrary herein, the representations and warranties set forth in this
    Section 3.2 will not be deemed to have been breached by Purchaser's
    -----------
    repurchase of Purchaser Common Stock pursuant to Purchaser's stock repurchase program; provided, however, that any repurchase of Purchaser Common Stock effected by Purchaser complies with Rule 10b-6 of the Exchange Act.

          (c) Authority; No Violations, Consents and Approvals.

               (i) Each of Purchaser and Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including but not limited to the issuance of the Purchaser

    Common Stock pursuant to the Merger, have been duly authorized by all necessary corporate action on the part of Purchaser and Sub. This Agreement has been duly executed and delivered by Purchaser and Sub and, assuming this Agreement constitutes the valid and binding obligation of the Company, constitutes a valid and binding obligation of each of Purchaser and Sub enforceable in accordance with its terms, subject as to enforceability, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity.

               (ii) The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Purchaser under any provision of (A) the Certificate of Incorporation or Bylaws of Purchaser or Sub, (B) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Purchaser or (C) assuming the consents, approvals, authorizations or permits and filings or notifications referred to in Section 3.2(c)(iii) are duly and
                                            -------------------
    timely obtained or made, any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Purchaser or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clause (B) or (C), any such conflicts, violations, defaults, rights, liens, security interests, charges or encumbrances that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Purchaser, materially impair the ability of Purchaser to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby or thereby.

               (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any Governmental Entity is required by or with respect to Purchaser or Sub in connection with the execution and delivery of this Agreement by Purchaser and Sub or the consummation by Purchaser and Sub of the transactions contemplated hereby, as to which the failure to obtain or make could reasonably be expected to have a Material Adverse Effect on Purchaser, except for: (A) the filing of a premerger notification report by Purchaser under the HSR Act and the expiration or termination of the applicable waiting period with respect thereto; (B) the filing with the SEC of the S-4, such reports under Section 13(a) of the Exchange Act and such other compliance with the Securities Act and the Exchange Act and the rules and regulations thereunder as may be required in connection with this Agreement and the transactions contemplated hereby; (C) the filing of the Certificate of Merger with the Secretary of State of the State of New York; (D) filings with, and approval of, the NYSE; and (E) such filings and approvals as may be required by any applicable state securities, "blue sky" or takeover laws.

          (d) SEC Documents. Purchaser has made available to the Company a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Purchaser with the SEC since January 26, 1994 and prior to the date of this Agreement (the "Purchaser SEC Documents"), which are all the documents (other than preliminary material) that Purchaser was required to file with the SEC since such date. As of their respective dates, the Purchaser SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Purchaser SEC Documents, and none of the Purchaser SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Purchaser included in the Purchaser SEC Documents complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which will be material) the consolidated financial position of Purchaser and its consolidated Subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of Purchaser and its consolidated Subsidiaries for the periods presented therein. Except as disclosed in the Purchaser SEC Documents or on Schedule 3.2(d), there are no agreements, arrangements or
                    ---------------
    understandings between Purchaser and any party who is at the date of this Agreement or was at any time prior to the date hereof but after January 26, 1994, an affiliate of Purchaser that are required to be disclosed in the Purchaser SEC Documents.

          (e) Information Supplied. None of the information supplied or to be supplied by Purchaser or Sub for inclusion or incorporation by reference in the S-4 will, at the time the S-4 becomes effective under the Securities Act or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and none of the information supplied or to be supplied by Purchaser or Sub and included or incorporated by reference in the Proxy Statement will, at the date mailed to stockholders of the Company or at the time of the meeting of such stockholders to be held in connection with the Merger or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. If at any time prior to the Effective Time any event with respect to Purchaser or any of its Subsidiaries, or with respect to other information supplied by Purchaser or Sub for inclusion in the Proxy Statement or S-4, shall occur that is required to be described in an amendment of, or a supplement to, the Proxy Statement or the S-4, Purchaser shall immediately notify the Company of such event, and Purchaser shall cooperate with the Company in the prompt filing with the SEC of any necessary amendment or supplement to the Proxy Statement and the S-4 and, as required by law, disseminating the information contained in such amendment or supplement to the stockholders of the

    Company. The information relating to Purchaser, Sub or other Subsidiaries of Purchaser supplied by Purchaser or Sub for inclusion in the Proxy Statement and the S-4 will comply as to form in all material respects with the provisions of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations thereunder.

          (f) Absence of Certain Changes or Events. Except as disclosed in, or reflected in the financial statements included in, the Purchaser SEC Documents or on Schedule 3.2(f), or except as contemplated by this
                    ---------------
    Agreement, since January 27, 1996, there has not been: (i) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any of Purchaser's capital stock, except for regular quarterly cash dividends on Purchaser Common Stock with usual record and payment dates for such dividends; (ii) any amendment of any material term of any outstanding equity security of Purchaser or Sub; (iii) any repurchase, redemption or other acquisition by Purchaser or any of its Subsidiaries of any outstanding shares of capital stock or other equity securities of, or other ownership interests in, Purchaser or any of its Subsidiaries, except for repurchases made in the ordinary course, repurchases contemplated by Purchaser benefit plans and repurchases pursuant to Purchaser's stock repurchase program; (iv) any material change in any method of accounting or accounting practice by Purchaser or any of its Subsidiaries; or (v) any other transaction, commitment, dispute or other event or condition (financial or otherwise) of any character (whether or not in the ordinary course of business) that could reasonably be expected to have a Material Adverse Effect on Purchaser, except for general economic changes and changes that may affect the industries of Purchaser or any of its Subsidiaries generally.

          (g) No Undisclosed Material Liabilities. Except as specifically and individually set forth on Schedule 3.2(g), as of the date hereof, there are
                              ---------------
    no liabilities of Purchaser of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, that could reasonably be expected to have a Material Adverse Effect on Purchaser, other than: (i) liabilities adequately provided for on the balance sheet of Purchaser dated as of January 27, 1996 (including the notes thereto) contained in Purchaser's Annual Report on Form 10-K; (ii) liabilities under this Agreement and (iii) liabilities arising since such date in the ordinary course of business consistent with past practices.

          (h) No Default. Neither Purchaser nor Sub is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) their respective charter and bylaws, (ii) except as disclosed in
    Schedule 3.2(h) and except for the requirement under certain of such
    ---------------
    instruments to file supplemental indentures as a result of the transactions contemplated hereby, any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which Purchaser or Sub is now a party or by which Purchaser or Sub or any of their respective properties or assets may be bound or (iii) any order, writ, injunction, decree, statute, rule or regulation applicable to Purchaser or Sub, except in the case of (ii) and
    (iii) for defaults or violations which in the aggregate could not reasonably be expected to have a Material Adverse Effect on Purchaser.

          (i) Litigation. Except as disclosed in the Purchaser SEC Documents or on Schedule 3.2(i) hereto, there is no suit, action or proceeding pending
       ---------------
    or, to the knowledge of Purchaser, threatened against or affecting Purchaser ("Purchaser Litigation"), and Purchaser has no knowledge of any facts that are likely to give rise to any Purchaser Litigation, that (in any case) could reasonably be expected to have a Material Adverse Effect on Purchaser, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against Purchaser or Sub ("Purchaser Order") that could reasonably be expected to have a Material Adverse Effect on Purchaser or its ability to consummate the transactions contemplated by this Agreement.

          (j) No Vote Required. No vote of the holders of any class or series of Purchaser capital stock is necessary to approve the issuance of Purchaser Common Stock pursuant to this Agreement and the transactions contemplated hereby.

          (k) Brokers. Except as disclosed on Schedule 3.2(k), no broker,
                                              ---------------
    investment banker or other person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Purchaser.

          (l) Interim Operations of Sub. Sub was formed by Purchaser solely for the purpose of engaging in the transactions contemplated hereby, has engaged in no other business or activities, has incurred no other obligations or liabilities, has no other assets and has conducted its operations only as contemplated hereby. All of the outstanding capital stock of Sub is owned directly by Purchaser.

          (m) Additional Tax Matters. As of the date hereof, to the knowledge of Purchaser, the representations set forth in the numbered paragraphs of the form of Certificate of Purchaser included as Schedule 3.2(m) are true and
                                                 ---------------
    correct in all material respects, assuming for purposes of this representation and warranty that the Merger referred to in such form had been consummated on the date hereof.

          (n) No Ownership of Company Capital Stock. Neither Purchaser nor Sub own, directly or indirectly, any Company Common Stock, other than shares of Company Common Stock purchased in the ordinary course of business for investment purposes by Purchaser's retirement plans, savings plans and insurance company subsidiaries.

                                   ARTICLE IV

            COVENANTS RELATING TO CONDUCT OF BUSINESS OF THE COMPANY

          4.1 Conduct of Business by the Company Pending the Merger. During the period from the date of this Agreement and continuing until the Effective Time, the Company agrees as to itself and its Subsidiaries that (except as expressly contemplated or permitted by this Agreement, disclosed on Schedule 4.1(f), 4.1(h), or 4.1(i) or to the extent that Purchaser
             ---------------  ------     ------
shall otherwise consent in writing):

          (a) Ordinary Course. Each of the Company and its Subsidiaries shall carry on its businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and shall use all reasonable efforts to preserve intact its present business organizations, keep available the services of its current officers and employees, and endeavor to preserve its relationships with customers, suppliers and others having business dealings with it to the end that its goodwill and ongoing business shall not be impaired in any material respect at the Effective Time; provided, however, that the Company and its Subsidiaries shall not be required to take any action hereunder that will be inconsistent with any of the provisions set forth in this Agreement. Purchaser acknowledges that officers and employees of the Company may voluntarily terminate employment with the Company and the Company has no control over such voluntary terminations.

          (b) Dividends; Changes in Stock. The Company shall not and it shall not permit any of its Subsidiaries to: (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock or partnership interests, except for dividends from a Subsidiary of the Company to the Company or another Subsidiary of the Company; (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for shares of the Company capital stock; or (iii) repurchase, redeem or otherwise acquire, or permit any of its Subsidiaries to purchase, redeem or otherwise acquire, any shares of its capital stock, except as required by the terms of its securities outstanding on the date hereof or as contemplated by any existing employee benefit plan. Notwithstanding the foregoing, if the record date for Purchaser's regular fiscal 1996 third quarter dividend is fixed or to be fixed as of a date on or before the last business day prior to the Effective Time (in respect of which dividend, Purchaser agrees to give the Company written notice of the record date as soon as reasonably practicable, but in any event at least 15 days prior to the Effective Time), the Company may declare and pay its regular third quarter dividend of $.05 per share of Company Common Stock prior to the Effective Time.

          (c) Issuance of Securities. The Company shall not and it shall not permit any of its Subsidiaries to issue, deliver or sell, or authorize or propose to issue, deliver or sell, any shares of its capital stock of any class, any Voting Debt or any securities convertible into, or any rights, warrants or options to acquire, any such shares, Voting Debt or convertible securities, other than: (i) the issuance of Company Common Stock upon the exercise of stock options granted, or purchase rights provided for, under the Company Stock Purchase Plan, the Company Non-Employee Directors Plan, or the Company Stock Plan, in each case that are outstanding on the date hereof, or in satisfaction of stock grants, stock purchase rights or stock based awards made prior to the date hereof pursuant to such plans or upon conversion of the Company Convertible Notes; (ii) issuances by a wholly owned Subsidiary of its capital stock to its parent; (iii) the issuance of up to 20,000 shares of Company

    Common Stock under the Company's Service Award Program; and (iv) the issuance of Company Preferred Stock under the Company's Rights Plan in accordance with its terms.

          (d) Governing Documents. Except as contemplated hereby or in connection herewith, the Company shall not amend or propose to amend its Restated Certificate of Incorporation or Bylaws.

          (e) No Acquisitions. The Company shall not and it shall not permit any of its Subsidiaries to acquire or agree to acquire by merging or consolidating with, or by purchasing an equity interest in or assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof.

          (f) No Dispositions. Other than: (i) dispositions or proposed dispositions listed on Schedule 4.1(f); (ii) as may be necessary or required
                           ---------------
    by law to consummate the transactions contemplated hereby; (iii) dispositions in the ordinary course of business consistent with past practice that are not material, individually or in the aggregate, to the Company and its Subsidiaries taken as a whole; or (iv) the sale of inventory in the ordinary course of business consistent with past practices, the Company shall not and it shall not permit any of its Subsidiaries to sell, lease, encumber or otherwise dispose of, or agree to sell, lease (whether such lease is an operating or capital lease), encumber or otherwise dispose of, any of its assets.

          (g) No Dissolution, Etc. Except as otherwise permitted or contemplated by this Agreement, the Company shall not authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of the Company or any of its Subsidiaries.

          (h) Certain Employee Matters.  Except as set forth on Schedule 4.1(h),
                                                                ---------------
    the Company shall not and it shall not permit any of its Subsidiaries to:
    (i) except to the extent required by applicable law, grant any increases in the compensation of any of its directors, officers or employees, except increases in the ordinary course of business and in accordance with past practice for persons other than directors and executive officers; (ii) except to the extent required by applicable law, pay or agree to pay any pension, retirement allowance or other employee benefit not required or contemplated by any of the existing Company Employee Benefit Plans or Company Pension Plans as in effect on the date hereof to any such director, officer or employee, whether past or present; (iii) enter into any new, or amend any existing, employment or severance or termination agreement with any such director, officer or key employee; or (iv) become obligated under any new Company Employee Benefit Plan or Company Pension Plan, which was not in existence or approved by the Board of Directors of the Company prior to or on the date hereof, or amend any such plan or arrangement in existence on the date hereof if such amendment would have the effect of materially enhancing any benefits thereunder.

          (i) Indebtedness; Leases; Capital Expenditures; Accounting Changes. Except as set forth on Schedule 4.1(i), the Company shall not and it shall
                           ---------------
    not permit any of its Subsidiaries to, (i) incur any indebtedness for borrowed money (except for working capital under the Company's existing credit facilities and refinancings of existing debt that permit prepayment of such debt without penalty (other than LIBOR breakage costs)) or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of such party or any of its Subsidiaries or guarantee any debt securities of others, (ii) enter into any lease (whether such lease is an operating or capital lease) or create any mortgages, liens, security interests or other encumbrances on the property of the Company or any of its Subsidiaries in connection with any indebtedness thereof, except for those securing purchase money indebtedness,
    (iii) commit to capital expenditures other than aggregate capital expenditures set forth in the fiscal 1997 capital budget, a true and correct copy of which has been previously delivered to Purchaser, which, when aggregated with all other fiscal 1997 capital expenditures, do not exceed $19,300,000, (iv) enter into or terminate any of the Company Agreements, (v) amend, renew, or extend any Company Agreement that involves the payment or receipt of money in excess of $500,000 in a 12 month period (other than any Company Agreement, excluding leases, entered into in the ordinary course of business consistent with past practice), or (vi) implement any accounting policy changes. The Company shall promptly provide Purchaser with true, correct and complete copies of any and all leases which are amended, renewed, replaced or extended as provided in Schedule 4.1(i) or permitted
                                                 ---------------
    under this Section 4.1(i). Any consent of Purchaser required pursuant to
               --------------
    this Section 4.1(i) may be obtained from Robert W. Hannan, Edward C.
         --------------
    Metting, or their respective successors, and such consent shall not be unreasonably withheld or delayed. No later than the tenth business day following the date hereof, the Company shall provide Purchaser with a true, correct and complete list of all Company Agreements involving the receipt of money in excess of $500,000 in a 12 month period.

          (j) 368(a) Reorganization. From the date hereof through the Closing Date neither the Company nor any stockholder of the Company owning 5% or more of the Company Common Stock shall take any action, or cause any action to be taken, which would prevent the transactions contemplated hereby from qualifying as a reorganization pursuant to section 368(a) of the Code.

          4.2 No Solicitation. From and after the date hereof, the Company will not, and will not authorize or permit any of its officers, directors, employees, agents and other representatives or those of any of its Subsidiaries (collectively, "Company Representatives") to, directly or indirectly, solicit or initiate any prospective buyer or the making of any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal (as hereinafter defined) from any person; provided, however, that if the Company immediately notifies Purchaser of the existence of such negotiations and the status, terms and conditions thereof, then (a) the Company's Board of Directors may authorize the Company to engage in discussions or negotiations with a third party who (without any solicitation or initiation, directly or indirectly, by or with the Company or any Company Representatives after the date of this Agreement) seeks to initiate such discussions or negotiations and may furnish such third party information concerning the Company and its business, properties and assets; provided the disclosure of such information is consistent with the fiduciary obligations of the Company's Board of Directors, (b) the Company's Board of Directors may take and disclose to the Company's stockholders a position contemplated by Rule 14e-2(a) promulgated under the Exchange Act and
(c) following receipt of an Acquisition Proposal that is financially superior to the Merger (as determined in each case in good faith by the Company's Board of Directors after consultation with the Company's financial advisors), the Board of Directors of the Company may withdraw, modify or not make its recommendation referred to in Section 5.5 or terminate this Agreement in accordance with
               -----------
Section 7.1(b), but in each case referred to in the foregoing clauses (a)
- --------------
through (c) only to the extent that the Company's Board of Directors shall conclude in good faith that such action is necessary in order for the Company's Board of Directors to act in a manner that is consistent with its fiduciary obligations under applicable law. The Company shall immediately cease and cause to be terminated any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any parties conducted heretofore by the Company or any the Company Representatives with respect to any Acquisition Proposal
existing on the date hereof.   The Company will promptly notify Purchaser in
writing of any such requests for such information or the receipt of any Acquisition Proposal, including the identity of the person or group engaging in such discussions or negotiations, requesting such information or making such Acquisition Proposal, and the material terms and conditions of any Acquisition Proposal. As used in this Agreement, "Acquisition Proposal" shall mean any proposal or offer, other than a proposal or offer by Purchaser or any of its affiliates, with respect to an Acquisition Transaction. As used in this Agreement, "Acquisition Transaction" means a tender or exchange offer, a merger, consolidation or other business combination involving the Company or any Subsidiary of the Company or the acquisition in any manner of a substantial equity interest in, or substantially all of the assets of, the Company or any of its Subsidiaries by any person other than Purchaser or Sub.

                                   ARTICLE V

                             ADDITIONAL AGREEMENTS

          5.1 Preparation of S-4 and the Proxy Statement. The Company shall promptly prepare and file with the SEC the Proxy Statement and Purchaser shall prepare and file with the SEC the S-4, in which the Proxy Statement will be
included as a prospectus.   The Company and Purchaser shall give the other party
an opportunity to review, comment on, and make reasonable changes to the Proxy Statement and the S-4, respectively. Each of Purchaser and the Company shall use its reasonable efforts to have the S-4 declared effective under the Securities Act as promptly as practicable after such filing. Each of the Company and Purchaser shall use its reasonable efforts to cause the Proxy Statement to be mailed to stockholders of the Company at the earliest practicable date. Purchaser shall use its reasonable efforts to obtain all necessary state securities laws or "blue sky" permits, approvals and registrations in connection with the issuance of Purchaser Common Stock in connection with the Merger and the Company shall furnish all information concerning the Company and the holders of Company Common Stock as may be reasonably requested in connection with obtaining such permits, approvals and registrations.

          5.2 Letter of the Company's Accountants. The Company shall cause to be delivered to Purchaser a letter of Deloitte & Touche, L.L.P., the Company's independent public accountants, dated a date within two business days before the date on which the S-4 shall become effective and addressed to Purchaser and the Company, in form and substance reasonably satisfactory to Purchaser and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.

          5.3 Letter of Purchaser's Accountants. Purchaser shall cause to be delivered to the Company a letter of KPMG Peat Marwick, LLP, Purchaser's independent public accountants, dated a date within two business days before the date on which the S-4 shall become effective and addressed to the Company and Purchaser, in form and substance reasonably satisfactory to the Company and customary in scope and substance for letters delivered by independent public accountants in connection with registration statements similar to the S-4.

          5.4 Access to Information. Upon reasonable notice, the Company shall (and shall cause its Subsidiaries to) afford to the officers, employees, accountants, actuaries, counsel and other representatives of Purchaser, access, during normal business hours during the period prior to the Effective Time, to all officers, legal and financial representatives, properties, books, contracts, commitments, records and all other information concerning its business, properties and personnel as Purchaser may reasonably request; provided that such access shall not unreasonably interfere with the business or operations of the Company. Upon reasonable notice, Purchaser shall make available such additional information which is reasonably requested by the Company, and needed, solely for use, in connection with the Company's preparation of the Proxy Statement.
During such period, each of the Company and Purchaser shall (and shall cause each of their respective Subsidiaries to) furnish promptly to the other a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to SEC requirements.

          5.5 The Company Stockholders Meeting. The Company shall call a meeting of its stockholders as soon as practicable after the date upon which the S-4 becomes effective. The Company shall consult with Purchaser in determining a date for such meeting that is reasonably agreeable to Purchaser and the Company. Subject only to the proviso of the first sentence of Section 4.2 and
                                                               -----------
any other action taken by, or upon authority of, the Board of Directors in the exercise of its good faith judgment as to its fiduciary duties to its stockholders imposed by law, the Company will, through its Board of Directors, recommend to its stockholders approval of such matters and not rescind such recommendation and shall use its reasonable efforts to obtain approval and adoption of this Agreement and the Merger by its stockholders.

          5.6 Legal Conditions to Merger. Each of the Company, Purchaser and Sub will take all reasonable actions necessary to comply promptly with all legal requirements that may be imposed on such party with respect to the Merger (including, without limitation, furnishing all information required under the HSR Act and in connection with approvals of or filings with any other Governmental Entity) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their Subsidiaries in connection with the Merger. Each of the Company, Purchaser and Sub will, and will cause its

Subsidiaries to, take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, acquiescence, authorization, order or approval of, or any exemption or nonopposition by, any Governmental Entity or court required to be obtained or made by the Company, Purchaser or any of their Subsidiaries in connection with the Merger or the taking of any reasonable action contemplated thereby or by this Agreement.

          5.7 Response to Certain Actions. Each of the Company, Purchaser and Sub agree to cooperate and use their reasonable efforts to contest and resist any action, including administrative or judicial action, and make reasonable attempts to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that restricts, prevents or prohibits the consummation of the Merger or any other transactions contemplated by this Agreement. Each of the Company (before the Effective Time), Purchaser and Sub agree to dispose of drug stores in the State of Pennsylvania, on commercially reasonable terms, to the extent required by the U.S. Federal Trade Commission, the U.S. Department of Justice or the attorney general of the State of Pennsylvania as a condition to the granting of any approvals required in order to permit the consummation of the Merger; provided, however, that in no event shall Purchaser be required to take any action that would result in the disposition or closure of drug stores which had aggregate revenues in excess of $25,000,000 for the fiscal year ended January 27, 1996 (the "Divestiture Threshold"). In each instance that Purchaser may be required to take action resulting in the disposition or closure of alternative stores to be selected by Purchaser, those stores satisfying the requirement that have the lowest revenues shall be used for purposes of calculating the Divestiture Threshold.

          5.8 Agreements of Others. Prior to the Effective Time, the Company shall cause to be prepared and delivered to Purchaser a list identifying all persons who, at the time of the Stockholder Meeting, may be deemed to be "affiliates" of the Company as that term is used in paragraphs (c) and (d) of Rule 145 under the Securities Act (the "Affiliates"). The Company shall use its reasonable efforts to cause each person who is identified as an Affiliate in such list to deliver to Purchaser, at or prior to the Effective Time, a written agreement, in the form to be approved by the parties hereto, that such Affiliate will not sell, pledge, transfer or otherwise dispose of any shares of Purchaser Common Stock issued to such Affiliate pursuant to the Merger, except pursuant to an effective registration statement or in compliance with Rule 145 or an exemption from the registration requirements of the Securities Act.

          5.9 Authorization for Shares and Stock Exchange Listing. Prior to the Effective Time, Purchaser shall have taken all action necessary to permit it to issue the number of shares of Purchaser Common Stock required to be issued pursuant to Section 2.1. Purchaser shall use all reasonable efforts to cause the
            -----------
shares of Purchaser Common Stock to be issued in the Merger and shares of Purchaser Common Stock to be reserved for issuance upon conversion of the Company Convertible Notes, to be approved for listing on the NYSE, subject to official notice of issuance, prior to the Closing Date.

          5.10  Employee Matters.

          (a) Employees.  For purposes of this Section 5.10, the term
                                                ------------
    "Employees" shall mean all employees of the Company and its Subsidiaries (including those on disability or leave of absence, paid or unpaid) immediately prior to the Effective Time.

          (b) Participation in Plans Maintained by Purchaser.

               (i) Purchaser and its Subsidiaries will honor, in accordance with their terms, the Company Pension Benefit Plans and Company Employee Benefit Plans (collectively, the "Company Benefit Plans"), as in effect immediately prior to the date hereof, listed on Schedule 5.10(b) for a period of not
                                        ----------------
    less than 12 months after the Effective Time; provided, however, that Purchaser or any of its Subsidiaries may substitute any plan (a "Purchaser Benefit Plan") that it maintains for any Company Benefit Plan listed on
    Schedule 5.10(b) if Purchaser in good faith determines, in its sole
    ----------------
    discretion, that the Purchaser Benefit Plan, when aggregated with other plans under which Employees are eligible, provides substantially similar benefits, determined at the time of the substitution, to those that the Employees had immediately prior to the Effective Time. Notwithstanding the foregoing, (i) Purchaser's obligations with respect to the Company's Tuition Assistance Plan and the Company's Pharmacy Tuition Assistance Program shall be limited to persons enrolled in such plan or program as of the Effective Time, (ii) the Company's Tuition Assistance Plan shall be continued, without substitution, throughout the 1996-1997 academic year, and (iii) the Company's Pharmacy Tuition Assistance Program shall be continued, without substitution, for a period of not less than 12 months after the Effective Time. Notwithstanding the foregoing, nothing herein shall preclude Purchaser from making any amendments to or terminating any Company Benefit Plan to the extent required by law (provided that Purchaser uses its reasonable efforts to minimize the reduction of benefits needed to comply with applicable law). Purchaser shall have the right, at any time thereafter following the 12 month period described above, to make any amendments to or terminate any Company Benefit Plan as Purchaser deems appropriate.

               (ii) With respect to each Purchaser Benefit Plan for which an Employee becomes eligible, Purchaser and its Subsidiaries shall grant such Employee credit, for purposes of eligibility and vesting only, for all past service credited for such purposes by the Company under similar plans, other than new Purchaser Benefit Plans which cover a substantial number of Purchaser's employees or employees of one or more of Purchaser's Subsidiaries, including without limitation Thrift Drug, Inc., (in addition to Employees) which do not grant past service credit to Purchaser's or such Subsidiaries' employees generally. Notwithstanding the foregoing, for any vacation plan, service will be calculated and credited in accordance with the Company's standard vacation plan, a true and correct copy of which has been provided to Purchaser.

               (iii) Any pre-existing condition exclusion under any Purchaser Benefit Plan providing medical benefits (other than dental benefits) shall be waived for any

    Employee who, immediately prior to commencing participation in such Purchaser Benefit Plan, was participating in a Company Benefit Plan providing medical benefits (other than dental benefits) and had satisfied any pre-existing condition provision under such Company Benefit Plan. Any pre-existing condition exclusion under any Purchaser Benefit Plan providing dental benefits shall be waived for any Employee of the Company who, immediately prior to commencing participation in such Purchaser Benefit Plan, was participating in a Company Benefit Plan providing dental benefits and had satisfied any pre-existing condition provision under such Company Benefit Plan. Any expenses that were taken into account under a Company Benefit Plan providing medical or dental benefits in which the Employee participated immediately prior to commencing participation in a Purchaser Benefit Plan providing medical or dental benefits shall be taken into account to the same extent under such Purchaser Benefit Plan, in accordance with the terms of such Purchaser Benefit Plan, for purposes of satisfying applicable deductible, coinsurance and maximum out-of-pocket provisions and life-time benefit limits.

          (c) Employment of Company Employees. Purchaser agrees to cause the Company at the Effective Time to continue to employ all Employees (other than any of the persons listed in Schedule 5.10(d)) who are employed
                                      ----------------
    immediately prior to the Effective Time at substantially comparable levels of cash compensation. Purchaser shall be under no obligation to cause the Company to continue to employ any such individuals after the Effective Time.

          (d) Employment Agreements. Purchaser agrees to be, and agrees to cause the Company to continue to be, bound by and honor the written employment agreements, as amended through the date hereof (the "Employment Agreements"), between the Company and those persons listed in Schedule
                                                                  --------
    5.10(d), true, complete and correct copies of which have been provided to
    -------
    Purchaser. The Company hereby agrees that it shall not exercise its authority under any such agreement to set up an irrevocable trust, establish an irrevocable letter of credit, or otherwise establish an irrevocable funding commitment with respect to such Employment Agreements. Purchaser agrees that Henry Panasci, David Panasci, James Poole and Warren Wolfson will be terminated without cause immediately after the Effective Time for purposes of the Employment Agreements. Purchaser acknowledges that the consummation of the Merger is a Change in Control (as such term is defined in the Employment Agreements).

          (e) Non-Employee Directors Retirement Plan. Purchaser agrees that each non-Employee director of the Company immediately preceding the Effective Time shall be entitled to receive the retirement benefits he would have received had he retired immediately prior to the Effective Time (as if such director were at least 65 years old at the Effective Time and served on the Board for more than ten years). Such benefits shall be paid to the director upon his attainment of age 65; provided, however, that the Purchaser may, in its sole discretion, at any time and from time to time within six months after the Effective Time, pay any or all of such directors the actuarial equivalent of such benefits in a lump sum. Lump sum amounts shall be calculated using a 6.75% interest rate and the GAM 83 sex distinct mortality table.

          (f) Severance Policies. Purchaser shall, and shall cause the Company, from and after the Effective Time, to honor and be bound by the Company's corporate officers' and non-officer employees' severance policies dated as of August 5, 1996, true, correct and complete copies of which have been provided to Purchaser.

          (g) Bonus Plans. Purchaser shall, and shall cause the Company, from and after the Effective Date, to perform the Company's obligations under the Management Incentive Plan and the Key Management Incentive Plan of the Company and its Subsidiaries in effect for fiscal year ending February 1, 1997 (the "Bonus Plans"), true, complete and correct copies of which have been provided to Purchaser. Notwithstanding the terms of the Bonus Plans, Purchaser shall make payments to all Employees who were employed immediately prior to the Effective Time, in an amount equal to the product of:

               (i) such Employee's entitlement under the Bonus Plans as if all targets are met at 100%; times

               (ii) a percentage equal to (A) the number of days such Employee was employed by the Company (including days employed by the Surviving Corporation) during the fiscal year ending February 1, 1997, divided by (B) 366.

    Such payments to terminated Employees shall be made at such time that such payment would have been made if such employee's employment had not been so terminated. Notwithstanding the foregoing, no benefits will be paid to Employees who are terminated for Summary Dismissal (as defined in the severance policies referenced in Section 5.10(f)).
                                     ---------------

          (h) Stock Purchase Plan. Concurrently with the execution of this Agreement, the Company Stock Purchase Plan will be amended to provide that
    (a) no Company employee not already participating in such plan shall be eligible to enter such Plan; (b) no employee currently participating in such Plan shall be able to increase his payroll deduction under such Plan; and
    (c) all account balances of such Plan will be used to purchase shares of Company Common Stock at a date determined by the Committee (as defined in the Company Stock Purchase Plan) prior to the Effective Time as if such date was the Annual Purchase Date.

          (i) Stock Options Issued to Non-Employee Directors. Concurrent with the Effective Time, outstanding non-employee director stock options to purchase shares of Company Common Stock (a "Directors Stock Option") heretofore granted under the Company Non-Employee Directors Plan, and exercisable but not exercised shall, upon their surrender to the Company by the holders thereof, be canceled by the Company, and the holders thereof shall receive a cash payment from the Company in an amount (if any) equal to the number of shares of Company Common Stock subject to each surrendered option multiplied by the difference (if positive) between the exercise price per share of such

    Directors Stock Options and the average of the per share Daily Price on the NYSE (as reported in the New York Stock Exchange Composite Transactions) during the ten consecutive trading days immediately preceding the date which is two trading days prior to the date of the stockholders meeting referred to in Section 5.5 of the shares of Purchaser Common Stock which such non-
          -----------
    employee director would have received if such non-employee director had exercised such option prior to the Effective Time; provided, however, that with respect to both (i) options not yet exercisable and (ii) options for which such payment cannot be made at the Effective Time because of the requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended, Purchaser will cause such options to be assumed by Purchaser and become exercisable for the same number of whole shares of Purchaser Common Stock which would have been received if such option had been exercised immediately prior to the Effective Time and the Company Common Stock received in connection therewith was exchanged for Purchaser Common Stock pursuant to the terms of the Merger; provided, however, that cash will be paid in lieu of the issuance of fractional shares of Purchaser Common Stock. Purchaser will provide continuing optionees with documentation regarding such assumed options.

          (j) Stock Options Issued to Employees. Concurrent with the Effective Time, the Company shall offer a cash payment to all holders of outstanding options (an "Employee Stock Option") to purchase Company Common Stock heretofore granted under the Company Stock Option Plan. Upon the surrender to the Company by holders thereof, such Employee Stock Options shall be canceled by the Company and the holders thereof shall receive a cash payment from the Company in an amount equal to the number of shares of Company Common Stock subject to each surrendered Employee Stock Option multiplied by the difference (if positive) between the exercise price per share of such Employee Stock Options and the average of the per share Daily Price on the NYSE (as reported in the New York Stock Exchange Composite Transactions) during the ten consecutive trading days immediately preceding the date which is two trading days prior to the date of the stockholders meeting referred to in Section 5.5 of the shares of Purchaser Common Stock which such
          -----------
    employee would have received if such employee had exercised such Employee Stock Option prior to the Effective Time. Employee Stock Options not surrendered by their holders shall be assumed by Purchaser and exercisable for the same number of whole shares of Purchaser Common Stock which would have been received if such Employee Stock Option had been exercised immediately prior to the Effective Time and the Company Common Stock received in connection therewith was exchanged pursuant to the terms of the Merger; provided, however, that cash will be paid in lieu of the issuance of fractional shares of Purchaser Common Stock. Purchaser will provide continuing optionees with documentation regarding such assumed options.

          (k) Communications to Employees. Purchaser and the Company shall cooperate with each other with respect to, and endeavor in good faith to agree in advance upon the method and content of, all written communications to Employees, and all oral communications to groups of Employees, regarding the matters that are subject of this Section 5.10.
                                         ------------

           5.11 Indemnification; Directors' and Officers' Insurance.

          (a) From and after the Effective Time, Purchaser and the Surviving Corporation shall indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Effective Time, an officer or director of the Company or any of its Subsidiaries or an employee of the Company or any of its Subsidiaries who acts as a fiduciary under any Company Employee Benefit Plans or Company Pension Plans (the "Indemnified Parties") against all losses, claims, damages, costs, expenses (including attorneys' fees), liabilities, fines, penalties or judgments or amounts that are paid in settlement with the approval of the indemnifying party (which approval shall not be unreasonably withheld) of or in connection with any threatened or actual claim, action, suit, proceeding or investigation based in whole or in part on or arising in whole or in part out of the fact that such person is or was a director, officer, or such employee of the Company or any Subsidiary whether pertaining to any matter of fact existing or occurring at or prior to the Effective Time ("Indemnified Liabilities"), including all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to this Agreement or the transactions contemplated hereby, in each case to the full extent permitted under applicable law (and Purchaser and the Surviving Corporation will pay expenses in advance of the final disposition of any such action or proceeding to each Indemnified Party to the full extent permitted by law). Without limiting the foregoing, in the event any such claim, action, suit, proceeding or investigation is brought against any Indemnified Parties (whether arising before or after the Effective Time), (i) the Indemnified Parties may retain counsel (which shall be reasonably acceptable to Purchaser) and Purchaser and the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; and
    (ii) Purchaser and the Surviving Corporation will use all reasonable efforts to assist in the vigorous defense of any such matter, provided that neither Purchaser nor the Surviving Corporation shall be liable for any settlement effected without its written consent, which consent, however, shall not be unreasonably withheld. Any Indemnified Party wishing to claim indemnification under this Section 5.11(a), upon learning of any such claim,
                               ---------------
    action, suit, proceeding or investigation, shall notify Purchaser and the Surviving Corporation, but the failure so to notify shall not relieve a party from any liability that it may have under this Section 5.11(a), except
                                                         ---------------
    to the extent such failure materially prejudices such party. The Indemnified Parties as a group may retain only one law firm to represent them with respect to each such matter in each applicable jurisdiction unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties. Purchaser and Sub agree that all rights to indemnification, including provisions relating to advances of expenses incurred in defense of any action or suit, existing in favor of the Indemnified Parties (including in the Restated Certificate of Incorporation or Bylaws of the Company or in the indemnification agreements previously provided to Purchaser) with respect to matters occurring through the Effective Time, shall survive the Merger and shall continue in full force and effect for a period of six years from the Effective Time; provided, however, that all rights to indemnification in respect of any Indemnified Liabilities asserted or made within such period shall continue until the disposition of such

    Indemnified Liabilities. Purchaser shall cause the provisions providing for the exculpation of directors and officers liability and indemnification contained in the Certificate of Incorporation of the Surviving Corporation to be substantively the same as the provisions providing for the exculpation of directors and officers liabilities and indemnifications contained in the Restated Certificate of Incorporation of the Company in effect immediately prior to the Effective Time. The rights of each Indemnified Party hereunder shall be in addition to any other rights such Indemnified Party may have under the Restated Certificate of Incorporation or Bylaws of the Company, under the NYBCL or otherwise. The provisions of this Section shall survive the consummation of the Merger and expressly are intended to benefit each of the Indemnified Parties.

          (b) For a period of six years after the Effective Time, Purchaser shall cause to be maintained in effect the current policies of directors' and officers' liability insurance maintained by the Company and its Subsidiaries (provided that Purchaser may substitute therefor policies of at least the same coverage and amounts containing terms and conditions that are no less advantageous in any material respect to the Indemnified Parties) with respect to matters arising before the Effective Time; provided, however, that Purchaser shall not be required to pay an annual premium for such insurance in excess of (i) 250% of the last annual premium paid by the Company prior to the date hereof, for each of the first three annual premiums and (ii) 200% of the last annual premium paid by the Company prior to the date hereof, thereafter; provided, further, that in the event such maximum amounts are applicable, Purchaser shall purchase as much coverage as possible for such amount.

          (c) Purchaser shall reimburse an Indemnified Party for reasonable legal expenses actually incurred by such Indemnified Party in enforcing the provisions of this Section 5.11 if such Indemnified Party is ultimately
                       ------------
    determined to be the prevailing party in a final adjudication by a court from which there is no further right of appeal (or any such right of appeal has expired).

          5.12 Agreement to Defend. In the event any claim, action, suit, investigation or other proceeding by any governmental body or other person or other legal or administrative proceeding is commenced that questions the validity or legality of the transactions contemplated hereby or seeks damages in connection therewith, the parties hereto agree to cooperate and use their reasonable efforts to defend against and respond thereto.

          5.13 Public Announcements. Purchaser and Sub, on the one hand, and the Company, on the other hand, will consult with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required based upon opinion of counsel by applicable law or by obligations pursuant to any listing agreement with any national securities exchange or transaction reporting system.

          5.14 Other Actions. Except as contemplated by this Agreement, neither Purchaser nor the Company shall, and shall not permit any of its Subsidiaries to, take or agree or commit to take any action that is reasonably likely to result in any of its respective representations or warranties hereunder being untrue in any material respect or in any of the conditions to the Merger set forth in Article VI not being satisfied.
                        ----------

          5.15 Advice of Changes; SEC Filings. The Company shall confer on a regular basis with Purchaser and report on operational matters. Purchaser and the Company shall promptly advise each other orally and in writing of any change or event that has, or could reasonably be expected to have, a Material Adverse Effect on Purchaser or the Company, as the case may be. The Company and Purchaser shall promptly provide each other (or their respective counsel) copies of all filings made by such party with the SEC or any other state or federal Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

          5.16 Reorganization. It is the intention of Purchaser and the Company that the Merger will qualify as a reorganization described in section 368(a) of the Code (and any comparable provisions of applicable state law). Neither Purchaser nor the Company (nor any of their respective Subsidiaries) will take or omit to take any action (whether before, on or after the Closing Date) that would cause the Merger not to be so treated. The parties will characterize the Merger as such a reorganization for purposes of all Returns and other filings.

          5.17 Conveyance Taxes. The Company and Purchaser will cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer and stamp taxes, any transfer, recording, registration and other fees and any similar taxes which become payable in connection with the transactions contemplated by this Agreement that are required or permitted to be filed on or before the Effective Time and each party will pay any such tax or fee which becomes payable by it on or before the Effective Time.

          5.18 Company Operations and Name. It is Purchaser's present intention to (i) continue to operate the Company's existing distribution center in Liverpool, New York and establish a regional office in the location presently used by the Company as its corporate headquarters; (ii) operate substantially all of the existing stores of the Company, provided that Purchaser may, from time to time in the ordinary course of business, discontinue the operation of any of the stores of the Company; (iii) continue to use Fay's name for the Company's stores located in the State of New York; and (iv) operate, directly or through any of its Subsidiaries, any new drug stores in currently existing trade areas of the Company in the State of New York under the Fay's name. Nothing in this Section 5.18 shall be deemed a contractual or other obligation of
     ------------
Purchaser.

          5.19 Company Convertible Notes. The Company shall use all reasonable efforts to cause the conversion of the Company Convertible Notes on or prior to the Closing Date.

                                  ARTICLE VI

                              CONDITIONS PRECEDENT

          6.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the satisfaction prior to the Closing Date of the following conditions:

          (a) Company Stockholder Approval. This Agreement and the Merger shall have been approved and adopted by the affirmative vote of the holders of at least two-thirds of the outstanding shares of Company Common Stock entitled to vote thereon.

          (b) NYSE Listing. The shares of Purchaser Common Stock issuable to the Company stockholders pursuant to this Agreement and such other shares of Purchaser Common Stock required to be reserved for issuance in connection with the Merger shall have been authorized for listing on the NYSE upon official notice of issuance.

          (c) Other Approvals. The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated and all filings required to be made prior to the Effective Time with, and all consents, approvals, permits and authorizations required to be obtained prior to the Effective Time from any Governmental Entity in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by the Company, Purchaser and Sub shall have been made or obtained (as the case may be), except where the failure to obtain such consents, approvals, permits, and authorizations could not reasonably be expected to result in a Material Adverse Effect on Purchaser (assuming the Merger has taken place) or to materially adversely affect the consummation of the transactions contemplated by this Agreement.

          (d) S-4. The S-4 shall have become effective under the Securities Act and shall not be the subject of any stop order or proceedings seeking a stop order.

          (e) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the Merger shall be in effect; provided, however, that prior to invoking this condition, each party shall have complied fully with its obligations under Section 5.7 hereof and, in
                                                   -----------
    addition, shall use all reasonable efforts to have any such decree, ruling, injunction or order vacated, except as otherwise contemplated by this Agreement.

          (f) Tax Opinion. The Company shall have received (i) an opinion, dated on or about the date that is two days prior to the date the Proxy Statement is first mailed to stockholders of the Company, of Baker & Botts, L.L.P., counsel to Purchaser, to the effect that, if consummated in accordance with the terms of this Agreement, the Merger will be treated for federal income tax purposes as a reorganization within the meaning of section 368(a) of the Code; Purchaser, Sub and the Company will each be a party to that reorganization within the meaning of section 368(b) of the Code; and no gain or loss will be recognized by a stockholder of the Company as a result of the Merger upon the conversion of shares of Company Common Stock into shares of Purchaser Common Stock, and (ii) an opinion, dated as of the Closing Date, to the same effect; provided, however, that in the event Baker & Botts, L.L.P. is unprepared or unwilling to render either or both such opinions, this condition shall have been satisfied if Bryan Cave L.L.P., outside general counsel of the Company, or Fried, Frank, Harris, Shriver & Jacobson, outside special counsel to the Company, is able to render an opinion to the same effect as substantially above. In rendering such opinion, such counsel may receive and rely upon representations of fact contained in certificates of Purchaser and Sub (in the form of the Certificate at Schedule 3.2(m)) and the Company (in the form of the
                   ---------------
    Certificate at Schedule 3.1(w)).
                   ---------------

          6.2 Conditions of Obligations of Purchaser and Sub. The obligations of Purchaser and Sub to effect the Merger are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by Purchaser and Sub.

          (a) Representations and Warranties. Each of the representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except where the failure to be so true and correct (without giving effect to the individual materiality thresholds otherwise contained in
    Section 3.1 hereof) could not reasonably be expected to have a Material
    -----------
    Adverse Effect on the Company or as otherwise contemplated by this Agreement.

          (b) Performance of Obligations of the Company. The Company shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

          (c) Agreements from the Company Affiliates. Purchaser shall have received from each person named in the list referred to in Section 5.8 an
                                                               -----------
    executed copy of an agreement as provided in Section 5.8.
                                                 -----------

          (d) Appraisal Rights. Holders of not more than 10% of the outstanding shares of Company Common Stock shall have properly demanded appraisal rights for their shares under the NYBCL.

          (e) Opinion of Company Counsel. Purchaser shall have received opinions of counsel from Bryan Cave LLP, counsel to the Company, and Fried, Frank, Harris, Shriver & Jacobson, counsel to the Company, dated the Effective Time, covering, collectively and substantially, the opinions expressed below:

               (i) The incorporation, good standing and capitalization of the Company and its Subsidiaries are as stated in this Agreement; the authorized shares of Company Common Stock are as stated in this Agreement; all outstanding shares of Company Common Stock are duly and validly authorized and issued, fully paid and non-assessable and have not been issued in violation of any preemptive right of stockholders; and, to the knowledge of such counsel, there is no existing option, warrant, right, call, subscription or other agreement or commitment obligating the Company to issue or sell, or to purchase or redeem, any shares of its capital stock other than as stated in this Agreement.

               (ii) The Company has corporate power and authority to execute, deliver and perform this Agreement and this Agreement has been duly authorized, executed and delivered by the Company, and (assuming the due and valid authorization, execution and delivery by Purchaser and Sub) constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

               (iii) To the knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting the Company or its Subsidiaries at law or in equity or before or by any court, governmental department, commission, board, bureau, agency or instrumentality, or before any arbitrator, of any kind that seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

               (iv) The execution and performance by the Company of this Agreement will not violate the Certificate of Incorporation or By-laws of the Company or the charter or by-laws of any of its Subsidiaries, and, to the knowledge of such counsel, will not violate, result in a breach of, or constitute a default under, any material lease, mortgage, contract, agreement, instrument, law, rule, regulation, judgment, order or decree known to such counsel based upon a certificate of the Company, to which the Company or any of its Subsidiaries is a party or to which they or any of their properties or assets may be bound.

               (v) To the knowledge of such counsel, no consent, approval, authorization or order of any Governmental Entity which has not been obtained is required on behalf of the Company or any of its Subsidiaries for consummation of the transactions contemplated by this Agreement.

               (vi) The Proxy Statement (other than financial statements, financial data, statistical data and supporting schedules included therein, and information relating to or supplied by Purchaser or Sub as to which counsel expresses no opinions) complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder.

          In addition, there shall be a statement to the effect that in the course of the preparation of the Proxy Statement such counsel has participated in conferences with certain of the officers and representatives of the Company. Such counsel has not independently checked the accuracy or completeness of, or otherwise verified, and accordingly is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Proxy Statement; and such counsel has relied as to materiality upon the judgment of certain of the officers and representatives of the Company. Subject to the foregoing and on the basis of the information that such counsel gained in the course of the performance of the services referred to above, including information obtained from officers and representatives of the Company, nothing has come to such counsel's attention which causes such counsel to believe that the Proxy Statement (other than the financial statements, financial data, statistical data and supporting schedules included therein, and information relating to or supplied by Purchaser or Sub, as to which such counsel expresses no belief), at the time the S-4 became effective, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          In rendering such opinion, counsel for the Company may rely as to matters of fact upon the representations of officers of the Company and its Subsidiaries contained in any certificate delivered to such counsel and certificates of public officials which certificates should be attached to and delivered with such opinion. Such opinion shall be limited to the laws of the State of New York and the laws of the United States of America.

          (f) Consents Under Agreements. The Company shall have obtained the consent or approval of each person (other than the Governmental Entities referred to in Section 6.1(c)) whose consent or approval shall be required
                   --------------
    in connection with the transactions contemplated hereby under any indenture, mortgage, evidence of indebtedness, lease or other agreement or instrument, except where the failure to obtain the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company or Purchaser or the consummation of the transactions contemplated by this Agreement.

          (g) Material Adverse Change. Since the date of this Agreement, there shall have been no Material Adverse Change with respect to the Company; and Purchaser shall have received a certificate signed on behalf of the Company by its Chief Executive Officer and its Chief Financial Officer to such effect.

          (h) Termination of Certain Plans. The Company shall have caused the redemption of the Rights outstanding under the Company Rights Plan and the termination of the Company Stock Purchase Plan, Company Dividend Reinvestment and Stock Purchase Plan and the Company Service Award Program to the extent it awards Company Common Stock.

          6.3 Conditions of Obligations of the Company. The obligation of the Company to effect the Merger is subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by the
Company:

          (a) Representations and Warranties. Each of the representations and warranties of Purchaser and Sub set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except where the failure to be so true and correct (without giving effect to the individual materiality thresholds otherwise contained in
    Section 3.2 hereof) could not reasonably be expected to have a Material
    -----------
    Adverse Effect on Purchaser or as otherwise contemplated by this Agreement.

          (b) Performance of Obligations of Purchaser and Sub. Purchaser and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date.

          (c) Opinion of Purchaser Counsel. The Company shall have received opinions from the General Counsel of Purchaser and Baker & Botts, L.L.P., counsel to Purchaser and Sub, dated the Effective Time, covering, collectively and substantially, the opinions expressed below:

               (i) The incorporation, good standing and capitalization of Purchaser and Sub are as stated in this Agreement; the authorized shares of Purchaser and Sub are as stated in this Agreement; all outstanding shares of Purchaser Common Stock are duly and validly authorized and issued, fully paid and non-assessable and have not been issued in violation of any preemptive right of stockholders; and, to the knowledge of such counsel, there is no existing option, warrant, right, call, subscription or other agreement or commitment obligating Purchaser to issue or sell, or to purchase or redeem, any shares of its capital stock other than as stated in this Agreement.

               (ii) Each of Purchaser and Sub has corporate power and authority to execute, deliver and perform this Agreement and this Agreement has been duly authorized, executed and delivered by Purchaser or Sub, as the case may be, and (assuming the due and valid authorization, execution and delivery by the Company) constitutes the legal, valid and binding agreement of Purchaser or Sub enforceable against Purchaser or Sub in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

               (iii) The execution and performance by Purchaser and Sub of this Agreement will not violate the Certificates of Incorporation or Bylaws of Purchaser and Sub, respectively, and, to the knowledge of such counsel, will not violate, result in a breach of, or constitute a default under, any material lease, mortgage, contract, agreement, instrument, law, rule, regulation, judgment, order or decree known to such counsel based upon a certificate of Purchaser and Sub, to which Purchaser and Sub is a party or by which they or any of their properties or assets may be bound.

               (iv) To the knowledge of such counsel, no consent, approval, authorization or order of any Governmental Entity which has not been obtained is required on behalf of Purchaser and Sub for the consummation of the transactions contemplated by this Agreement.

               (v) To the knowledge of such counsel, there are no actions, suits or proceedings pending or threatened against or affecting Purchaser and Sub at law or in equity or before or by any court, governmental department, commission, board, bureau, agency or instrumentality, or before any arbitrator, of any kind that seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

               (vi) At the time the S-4 became effective, the S-4 (other than the financial statements, financial data, statistical data and supporting schedules included therein, and information relating to or supplied by the Company as to which such counsel expresses no opinion) complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC thereunder.

               (vii) The shares of Purchaser Common Stock to be issued pursuant to this Agreement will be, when so issued, duly authorized, validly issued and outstanding, fully paid and nonassessable.

          In addition, there shall be a statement to the effect that in the course of the preparation of the S-4 such counsel has participated in conferences with certain of the officers and representatives of Purchaser. Such counsel has not independently checked the accuracy or completeness of, or otherwise verified, and accordingly is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of the statements contained in the S-4; and such counsel has relied as to materiality upon the judgment of certain of the officers and representatives of Purchaser. Subject to the foregoing and on the basis of the information that such counsel gained in the course of the performance of the services referred to above, including information obtained from certain officers and representatives of Purchaser, nothing has come to such counsel's attention which causes such counsel to believe that the S-4 (other than the financial statements, financial data, statistical data and supporting schedules included therein, and information relating to or supplied by the Company, as to which such counsel expresses no belief), at the time the S-4 became effective, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein not misleading.

          In rendering such opinion, counsel for the Company may rely as to matters of fact upon the representations of officers of Purchaser or Sub contained in any certificate delivered to such counsel and certificates of public officials which certificates shall be attached to or delivered with such opinion. The opinion called for by this Section 6.3(c) shall be limited
                                                 --------------
    to the laws of the State of New York, the General Corporation Law of the State of Delaware and the laws of the United States of America.

          (d) Material Adverse Change. Since the date of this Agreement, there shall have been no Material Adverse Change with respect to Purchaser; and the Company shall have received a certificate signed on behalf of Purchaser by its Chief Financial Officer to such effect.

                                  ARTICLE VII

                           TERMINATION AND AMENDMENT

          7.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after approval of the matters presented in connection with the Merger by the stockholders of the Company:

          (a) by mutual written consent of the Company and Purchaser, or by mutual action of their respective Boards of Directors;

          (b) by either the Company or Purchaser if (i) the Merger shall not have been consummated by December 31, 1996 (provided that the right to terminate this Agreement under this clause (i) shall not be available to any party whose breach of any representation or warranty or failure to fulfill any covenant or agreement under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date); (ii) any court of competent jurisdiction, or some other governmental body or regulatory authority shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Merger and such order, decree, ruling or other action shall have become final and nonappealable; (iii) approval of the stockholders of the Company shall not have been obtained by reason of the failure to obtain the required vote upon a vote taken at a duly held meeting of stockholders (including any adjournment(s) or postponement(s) thereof); or (iv) the Board of Directors of the Company shall have approved or recommended any Acquisition Proposal which is financially superior to the Merger (as determined in good faith by the Company's Board of Directors after consultation with the Company's financial advisors), and the Board of Directors of the Company is advised by its outside counsel that the fiduciary duties of the Board of Directors require acceptance or recommendation of such Acquisition Proposal.

          (c) by Purchaser if (i) the Company shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by the Company at or prior to such date of termination (provided such breach has not been cured within 30 days following receipt by the Company of written notice of such breach and is existing at the time of termination of this Agreement); (ii) any representation or warranty of the Company contained in this Agreement shall not be true in all material respects when made or on and as of the Effective Time as if made on and as of the Effective Time (except to the extent it relates to a particular date), except where the failure to be so true and correct (without giving effect to the individual materiality thresholds otherwise contained in Section 3.1
                                                                 -----------
    hereof) could not reasonably be expected to have a Material Adverse Effect;
    (iii) the Board of Directors of the Company withdraws, modifies or changes its recommendation of this Agreement or the Merger in a manner adverse to Purchaser or Sub or shall have resolved to do any of the foregoing; (iv) after the date hereof there has been any Material Adverse Change with respect to the Company; or (v) the Conversion Shares (without regard to the proviso in the first sentence of Section 2.1(c)) would be less than .2065614
                                     --------------
    shares of Purchaser Common Stock.

          (d) by the Company if (i) Purchaser or Sub shall have failed to comply in any material respect with any of the covenants or agreements contained in this Agreement to be complied with or performed by it at or prior to such date of termination (provided such breach has not been cured within 30 days following receipt by Purchaser of written notice of such breach and is existing at the time of termination of this Agreement); (ii) any representation or warranty of Purchaser or Sub contained in this Agreement shall not be true in all material respects when made or on and as of the Effective Time as if made on and as of the Effective Time (except to the extent it relates to a particular date), except where the failure to be so true and correct (without giving effect to the individual materiality thresholds otherwise contained in Section 3.2 hereof) could not reasonably
                                      --------------
    be expected to have a Material Adverse Effect; (iii) after the date hereof there has been any Material Adverse Change with respect to Purchaser; or
    (iv) the Conversion Shares (without regard to the proviso in the first sentence of Section 2.1(c)) would be more than .3098420 shares of Purchaser
                --------------
    Common Stock.

          7.2 Effect of Termination.

          (a) In the event of termination of this Agreement by either the Company or Purchaser as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Purchaser, Sub or the Company except (i) with respect to this
    Section 7.2 and Section 8.1, and (ii) to the extent that such termination
    -----------     -----------
    results from the willful breach by a party hereto of any of its representations or warranties or of any of its covenants or agreements, in each case, as set forth in this Agreement except as provided in Section 8.8.
                                                                    -----------

          (b) If this Agreement is terminated pursuant to Section 7.1(b)(iv) or
                                                          ------------------
    7.1(c)(iii), then (i) the Company shall no later than five business days
    -----------
    after written demand from Purchaser, pay Purchaser in same day funds an amount equal to $4,000,000 in lieu of reimbursing Purchaser for all out-of-pocket expenses and fees (including, without limitation, fees and expenses payable to investment banking firms and other financial advisors and their respective counsel, accountants, outside counsel, experts and consultants) actually incurred by Purchaser or its Subsidiaries on its or their behalf in connection with this Agreement and the transactions contemplated hereunder and (ii) if an Acquisition Transaction is consummated within nine months of such termination, the Company shall, on the day of such consummation, pay Purchaser in same day funds an additional amount equal to $8,000,000.

          (c) If Purchaser has received payments in accordance with paragraph
    (b) above, and the Company is not or was not in willful breach (other than an immaterial breach) of its representations, warranties, covenants and agreements under this Agreement, Purchaser shall not (i) assert or pursue in any manner, directly or indirectly, any claim or cause of action based in whole or in part upon alleged tortious or other interference with rights under this Agreement against any entity or person submitting an Acquisition Proposal or (ii) assert or pursue in any manner, directly or indirectly, any claim or cause of action against the Company or any of its officers or directors based in whole or in part upon its or their receipt, consideration, recommendation or approval of an Acquisition Proposal or the Company's exercise of its right of termination under Section 7.1. If
                                                         -----------
    Purchaser pursues any claim or cause of action against the Company or any of its officers or directors based in whole or in part upon its or their receipt, consideration, recommendation or approval of an Acquisition Proposal or the Company's exercise of its right of termination under Section
                                                                         -------
    7.1, then the prevailing party shall be entitled to recover all reasonable
    ---
    out-of-pocket costs and expenses incurred in the prosecution or defense of such litigation, including reasonable attorneys' fees and costs.

          7.3 Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of the Company, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          7.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed: (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto;
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto; and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

          8.1 Payment of Expenses. Each party hereto shall pay its own expenses incident to preparing for entering into and carrying out this Agreement and the consummation of the transactions contemplated hereby, whether or not the Merger shall be consummated, except (a) as set forth in Section 7.2 and (b) that the filing fees
                                        -----------
with respect to the Proxy Statement and the S-4 shall be shared equally by Purchaser and the Company.

          8.2 Nonsurvival of Representations, Warranties and Agreements. None of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time and any liability for breach or violation thereof shall terminate absolutely and be of no further force and effect at and as of the Effective Time, except for the agreements contained in Sections 2.1, 2.2, 5.10, 5.11 and 7.2 and Article
                            ------------  ---  ----  ----     ---     -------
VIII and the agreements delivered pursuant to Section 5.8.
- ----                                          -----------

          8.3 Notices. All notices, requests, claims, demands and other communications required or permitted hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

          (a)  if to Purchaser or Sub, to:

                    J. C. Penney Company, Inc.
                    6501 Legacy Drive
                    Plano, Texas 75024-3698
                    Attention:  Donald A. McKay

                    with copies to:

                    J. C. Penney Company, Inc.
                    6501 Legacy Drive
                    Plano, TX 75024-3698
                    Attention:  Charles R. Lotter

                    and

                    Baker & Botts, L.L.P.
                    2001 Ross Avenue
                    Dallas, TX 75201
                    Attention: Michael A. Saslaw
                    and (b) if to the Company, to:

                    Fay's Incorporated
                    7245 Henry Clay Blvd.
                    Liverpool, New York 13088
                    Attention:  David H. Panasci

                    with copies to:

                    Fay's Incorporated
                    7245 Henry Clay Blvd.
                    Liverpool, New York 13088
                    Attention:  Warren D. Wolfson

                    Bryan Cave LLP
                    245 Park Avenue
                    New York, NY  10167
                    Attention:  Robert Altman

                    Fried, Frank, Harris, Shriver & Jacobson
                    One New York Plaza
                    New York, NY 10004-1980
                    Attention:  Jeffrey Bagner

          8.4 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless
- --------                               -------
otherwise indicated. The table of contents, glossary of defined terms and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the word "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available. Unless the context otherwise requires, "or" is disjunctive but not necessarily exclusive, and words in the singular include the plural and in the plural include the singular. The phrase "to the knowledge of the Company" in this Agreement shall mean to the actual knowledge of the Company's executive officers and such additional persons, with respect to specific representations and warranties, as set forth in Schedule 8.4.
                                                ------------

          8.5 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          8.6 Entire Agreement; No Third Party Beneficiaries. This Agreement (together with any other documents and instruments referred to herein) (a) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereto, except for the Confidentiality Agreements dated April 22, 1996, and July 10, 1996, between Purchaser and the Company, and (b) except as provided in Sections 5.10 and 5.11,
                                                         -------------     ----
is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

          8.7 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

          8.8 No Remedy in Certain Circumstances. Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth herein shall not in any way be affected or impaired thereby, unless the foregoing inconsistent action or the failure to take an action constitutes a material breach of this Agreement or makes the Agreement impossible to perform in which case this Agreement may be terminated pursuant to Article VII hereof. Except as otherwise
                                        -----------
contemplated by this Agreement, to the extent that a party hereto took an action inconsistent herewith or failed to take action consistent herewith or required hereby in each case pursuant to an order or judgment of a court or other competent authority, such party shall not incur any liability or obligation unless such party did not in good faith seek to resist or object to the imposition or entering of such order or judgment and give notice as soon as possible to the other party of the commitment of any action that could give rise to any such order or judgment.

          8.9 Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other parties to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach, an aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

          8.10 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Sub may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to any newly-formed direct wholly owned Subsidiary of Purchaser. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          8.11  Schedules.  For purposes of this Agreement, Schedules shall
                                                            ---------
mean the Schedules contained in the Confidential Disclosure Schedule, dated the
         ---------
date hereof, delivered in connection with this Agreement and initialed by the parties hereto. Disclosure of information by a party in one Schedule shall be deemed to be adequate disclosure of such information under any other Schedule in which such information is required to be disclosed by such party.


               (Remainder of this page intentionally left blank)

          IN WITNESS WHEREOF, each party has caused this Agreement to be signed by its respective officers thereunto duly authorized, all as of the date first written above.


                                    J. C. PENNEY COMPANY, INC.


                                    By:  /s/ D. A. McKay
                                       ---------------------------------------
                                       Name:  D. A. McKay
                                              --------------------------------
                                       Title: Senior Vice President and Chief
                                              --------------------------------
                                              Financial Officer


                                    BETA ACQUISITION CORP.


                                    By:  /s/ Robert W. Hannan
                                       ----------------------
                                       Name:  Robert W. Hannan
                                              --------------------------------
                                       Title: President
                                              --------------------------------


                                    FAY'S INCORPORATED


                                    By:  /s/ James F. Poole, Jr.
                                       ---------------------------------------
                                       Name:  James F. Poole, Jr.
                                              --------------------------------
                                       Title: Chief Financial Officer
                                              --------------------------------

                                                                     EXHIBIT A


                            STOCKHOLDERS AGREEMENT

          AGREEMENT (this "Agreement"), dated as of August 5, 1996, by and among J.C. Penney Company, Inc., a Delaware corporation ("Purchaser"), Beta Acquisition Corp., a New York corporation and a direct wholly owned subsidiary of Parent ("Sub"), Henry A. Panasci, Jr. and David H. Panasci (each of Henry A. Panasci, Jr. and David H. Panasci and such other stockholders being referred to herein individually as a "Stockholder" and collectively as the "Stockholders").

                              W I T N E S S E T H
                              -------------------

          WHEREAS, concurrently with the execution of this Agreement, Purchaser, Sub and Fay's Incorporated, a New York corporation (the "Company"), have entered into an Agreement and Plan of Merger (as such agreement may hereafter be amended from time to time, the "Merger Agreement") pursuant to which Sub will be merged with and into the Company (the "Merger");

          WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Purchaser has required that the Stockholders agree, and the Stockholders have agreed, to enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Certain Definitions. Capitalized terms used and not defined herein have the respective meanings ascribed to them in the Merger Agreement. For purposes of this Agreement:

          (a) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities
(as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of
Section 13(d) of the Exchange Act.

          (b) "Company Common Stock" shall mean the common stock, $0.10 par value per share, of the Company.

          (c) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

     2. Voting of Company Common Stock. Each Stockholder hereby agrees that during the period commencing on the date hereof and continuing until the first to occur of (a) the Effective Time or (b) termination of this Agreement in accordance with its terms, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock, such Stockholder shall vote (or cause to be voted) all shares of Company Common Stock held of record or Beneficially Owned by such Stockholder (i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval and adoption of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof; (ii) against any action or agreement that would result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or this Agreement; and (iii) except as otherwise agreed to in writing in advance by Purchaser, against the following actions (other than the Merger and the transactions contemplated by this Agreement and the Merger Agreement): (A) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries; (B) any sale, lease or transfer of a material amount of assets of the Company or any of its Subsidiaries, or a reorganization, restructuring, recapitalization, special dividend, dissolution or liquidation of the Company or its Subsidiaries; or
(C)(1) any change in a majority of the persons who constitute the board of directors of the Company; (2) any change in the present capitalization of the Company or any of its Subsidiaries; (3) any amendment of the Company's Restated Certificate of Incorporation or By-laws; (4) any other change in the Company's corporate structure or business; or (5) any other action which, in the case of each of the matters referred to in clauses (C)(1), (2), (3) or (4), is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect the Merger or the transactions contemplated by this Agreement and the Merger Agreement. Each Stockholder agrees that such Stockholder shall not enter into any agreement or understanding with any person or entity the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 2.
                                            ---------

     3. Stockholder Covenant. For a period of (a) 60 days following termination of the Merger Agreement pursuant to Section 7.1(b)(iii) thereof,
                                                -------------------
provided that such period shall be extended to an aggregate of six months (including the initial 60 days) if within the initial 60 day period a public announcement is made regarding an Acquisition Proposal, (b) six months following termination of the Merger Agreement pursuant to Section 7.1(b)(iv) thereof, and
                                                ------------------
(c) 60 days following termination of the Merger Agreement pursuant to Section
                                                                      -------
7.1(c)(iii), provided that such period shall be extended to an aggregate of six
- -----------
months (including the initial 60 days) if within the initial 60 day period a public announcement is made regarding an Acquisition Proposal, each Stockholder agrees that such stockholder shall not enter into, execute, or be a party to any agreement or understanding, written or otherwise, with any Person whereby such Stockholder (x) grants or otherwise gives to such Person an option or right to purchase or acquire any or all of the shares of Company Common Stock held of record or Beneficially Owned by such Stockholder other than sales made in open market transactions; (y) agrees or covenants to vote or to grant a proxy to vote any or all of the shares of Company common Stock held of record or Beneficially Owned by such

Stockholder, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Company Common Stock, however called, or in connection with any written consent of the holders of Company Common Stock; or (z) agrees or covenants to tender any or all of the shares of Company Common Stock held of record or Beneficially Owned by such Stockholder into any tender offer or exchange offer relating to the Company Common Stock.

     4. Covenants, Representations and Warranties of Stockholder. Each Stockholder hereby represents and warrants to, and agrees with, Purchaser and Sub as follows:

          (a) Ownership of Shares. Such Stockholder is the Beneficial Owner of the number of shares of Company Common Stock indicated beside such Stockholder's name on Schedule 1 hereto (such shares, with respect to each
                           ----------
     Stockholder, being referred to herein as such Stockholder's "Existing Shares"). Except as specified on Schedule 1 hereto, all of such
                                      ----------
     Stockholder's Existing Shares are owned of record by such Stockholder. Such Stockholder's Existing Shares constitute all shares of Company Common Stock owned of record or Beneficially Owned by such Stockholder. Except as specified on Schedule 1 hereto, each Stockholder has sole voting power and
                  ----------
     sole power to issue instructions with respect to the matters set forth in
     Section 2 hereof, sole power of disposition, sole power of conversion, sole
     ---------
     power to demand appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to such Stockholder's Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement and applicable fiduciary obligations.

          (b) Authorization. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding agreement enforceable against such Stockholder in accordance with its terms except to the extent (i) such enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) No Conflicts. No filing with, and no permit, authorization, consent or approval of, any state or federal public body or authority is necessary for the execution of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated hereby, and none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof shall (i) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which such Stockholder is a party or by which such Stockholder or any of its properties or assets may be bound or (ii) violate any order, writ, injunction, decree, judgement, statute, rule or regulation applicable to such Stockholder or any of its properties or assets.

     (d) No Finder's Fees. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial adviser's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

     (e) No Solicitation. Such Stockholder shall not, and shall cause its Affiliates and investment bankers, attorneys, accountants and other agents and representatives of such Stockholder and such Affiliates (such Affiliates, investment bankers, attorneys, accountants, agents and representatives of any Person are hereinafter collectively referred to as the "Representatives" of such Person) not to, directly or indirectly (i) initiate, solicit or encourage, or take any action to facilitate the making of, any offer or proposal which constitutes or is reasonably likely to lead to any Acquisition Proposal or any inquiry with respect thereto, or (ii) in the event of an unsolicited Acquisition Proposal, engage in negotiations or discussions with, or provide any information or data to, any Person (other than Purchaser, any of its Affiliates or representatives) relating to any Acquisition Proposal. Such Stockholder shall notify Purchaser and Sub orally and in writing of any such offers, proposals, or inquiries relating to the purchase or acquisition by any Person of any shares of Company Common Stock held of record or Beneficially Owned by such Stockholder (including, without limitation, the terms and conditions thereof and the identity of the Person making it), within 24 hours of the receipt thereof. Such Stockholder shall, and shall cause its Representatives to, immediately cease and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any parties conducted heretofore with respect to any Acquisition Proposal, other than discussions or negotiations with Purchaser and its Affiliates. Notwithstanding the restrictions set forth in this Section 4(e),
                                                                   ------------
any Person who is an officer or director of the Company may exercise his fiduciary duties in his capacity as a director or officer of the Company consistent with the terms of the Merger Agreement.

     (f) Restriction on Transfer, Proxies and Non-Interference. Except as applicable in connection with the transactions contemplated by the Merger Agreement, the Stockholder shall not, directly or indirectly: (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, transfer, tender, pledge, encumbrance, assignment or other disposition of, any shares of Company Common Stock held of record or Beneficially Owned by such Stockholder or any interest therein; (ii) except as contemplated by this Agreement, grant any proxies or powers of attorney with respect to any shares of Company Common Stock held of record or Beneficially Owned by such Stockholder, deposit into a voting trust or enter any such shares into a voting agreement with respect to any such shares; or (iii) take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or would result in a breach by such Stockholder of their obligations under this Agreement or a breach by the Company of its obligations under the Merger Agreement.

          (g) Reliance by Purchaser. Such Stockholder understands and acknowledges that Purchaser is entering into, and causing Sub to enter into, the Merger Agreement in reliance upon the Stockholder's execution and delivery of this Agreement.

          (h) Further Assurances. From time to time, at the other party's request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

     5. Representations and Warranties of Purchaser and Sub. Purchaser and Sub hereby represent and warrant to Stockholder as follows:

          (a) Organization. Each of Purchaser and Sub is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power or other power and authority to execute and deliver this Agreement and perform its obligations hereunder. The execution and delivery by Purchaser and Sub of this Agreement and the performance by Purchaser and Sub of their respective obligations hereunder have been duly and validly authorized by the Board of Directors of Purchaser and Sub, respectively, and no other corporate proceedings on the part of Purchaser or Sub are necessary to authorize the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

          (b) Corporate Authorization. This Agreement has been duly and validly executed and delivered by Purchaser and Sub and constitutes a valid and binding agreement of each of Purchaser and Sub enforceable against each of Purchaser and Sub in accordance with its terms except to the extent (i) such enforcement may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors rights and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (c) No Conflicts. No filing with, and no permit, authorization, consent or approval of any state or federal public body or authority is necessary for the execution of this Agreement by Purchaser or Sub and the consummation by Purchaser or Sub of the transactions contemplated hereby, and none of the execution and delivery of this Agreement by Purchaser or Sub, the consummation by Purchaser or Sub of the transactions contemplated hereby compliance by Purchaser or Sub with any of the provisions hereof shall (i) conflict with or result in any breach of the certificate of incorporation or by-laws of Purchaser or Sub, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Purchaser or Sub is a party or by which Purchaser or Sub or any of their respective properties or assets may be bound, or (iii) violate any order, writ, injunction, decree, judgment, statute, rule or regulation applicable to Purchaser or Sub or any of their respective properties or assets.

     6. Stop Transfer; Legend. Except as otherwise provided in this Agreement, each Stockholder agrees with, and covenants to, Purchaser and Sub that such Stockholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing shares of Company Common Stock held or record or beneficially by such Stockholder. Each Stockholder agrees that the provisions of this Agreement shall apply with respect to such Stockholder's Existing Shares and also with respect to any other shares of Company Common Stock that at any time during the term of this Agreement are held of record or Beneficially Owned by such Stockholder.

     7. Termination. Except as otherwise provided herein, the covenants and agreements contained herein shall terminate upon the earlier of (i) the consummation of the Merger and (ii) the termination of the Merger Agreement in accordance with its terms, except that the covenant and agreement set forth in
Section 3 hereof shall survive for the periods following such termination
- ---------
specified in such Section.
                  -------

     8. Fiduciary Obligations. Notwithstanding any provision of this Agreement to the contrary, with respect to any shares of Company Common Stock held of record or Beneficially Owned by any Stockholder in a fiduciary capacity and specified on Schedule 1 hereof as being covered by this provision, the
                 ----------
obligations of such Stockholder under this Agreement relating to such shares shall be subject to any fiduciary obligation under applicable law. Further, notwithstanding anything herein to the contrary, no other shares held of record or Beneficially Owned by any Stockholder in a fiduciary capacity are so exempted from the obligations of such Stockholder hereunder.

     9. Permitted Transfers. Notwithstanding any provision in this Agreement to the contrary; (a) the Stockholders shall be free to donate an aggregate of up to 50,000 shares Beneficially Owned by such Stockholders to any bona fide tax-exempt charitable organization free of the conditions of this Agreement, (b) each Stockholder shall be free to transfer his shares by gift or sale to a member of such Stockholder's family; provided, that such family member shall first agree in writing to be bound by all of the terms and subject to all of the conditions of this Agreement, and (c) Purchaser may, in its sole discretion, permit a transfer of shares in any other circumstances, upon the written request of a Stockholder.

10.    Miscellaneous.

       (a) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, except for the Confidentiality Agreements dated April 22, and July 10, 1996, between Purchaser and the Company.

       (b) Binding Agreement. Each Stockholder agrees that this Agreement and the obligations hereunder shall attach to all shares of Company Common Stock held of record or Beneficially Owned by such Stockholder and shall be binding upon any person or entity to which legal or Beneficial Ownership of such shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholder's heirs, distributees, guardians, administrators, executors, legal representatives, or successors or other transferees (for value or otherwise) and any other successors in interest.

       (c) Assignment. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other party, provided that Purchaser may assign, in its sole discretion, its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Purchaser, but no such assignment shall relieve Purchaser of its obligations hereunder if such assignee does not perform such obligations.

       (d) Amendments. Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

       (e) Notices. All notices, request, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or telecopy (with a confirmation copy sent for next day delivery via courier service, such as Federal Express), or by any courier service, such as Federal Express, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

       If to Henry A. Panasci, Jr.:

             Henry A. Panasci, Jr.
             3000 Howlett Hill Road
             Camillus, NY 13031
             Telephone No.: (315) 673-1682
copy to:

       Jeffrey Bagner
       Fried, Frank, Harris, Shriver & Jacobson
       One New York Plaza
       New York, NY 10004
       Telephone No.: (212) 859-8000
       Telecopy No.: (212) 859-4000

If to David H. Panasci:

       David H. Panasci
       6924 Kassonta Drive
       Jamesville, NY 13078
       Telephone No.: (315) 682-8032

copy to:

       Jeffrey Bagner
       Fried, Frank, Harris, Shriver & Jacobson
       One New York Plaza
       New York, NY 10004
       Telephone No.: (212) 859-8000
       Telecopy No.: (212) 859-4000

       Warren D. Wolfson
       8484 Bubbling Springs Drive
       Baldwinsville, NY 13027
       Telephone No.: (315) 652-9394

If to Purchaser or Sub:

       J.C. Penney Company, Inc.
       6501 Legacy Drive
       Plano, Texas 75024-3698
       Attention: Donald A. McKay
       Telephone No.: (214) 431-1923
       Telecopy No.: (214) 431-1962
      copies to:
             J.C. Penney Company, Inc.
             6501 Legacy Drive
             Plano, Texas 75024-3698
             Attention: Charles R. Lotter
             Telephone No.: (214) 431-1201
             Telecopy No.: (214) 431-1133

             and

             Baker & Botts, L.L.P.
             2001 Ross Avenue
             Dallas, Texas 75201
             Attention: Michael A. Saslaw
             Telephone No.: (214) 953-6865
             Telecopy No.: (214) 953-6503

or to such other address as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

         (f) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         (g) Specific Performance. Each of the parties hereto recognizes and acknowledges that a breach by it of any convenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

         (h) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

    (i) No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party herto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

     (j) No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of, and shall not be enforceable by, any person or entity who or which is not a party hereto.

     (k) Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

     (l) Descriptive Headings. The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

    (m) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, Purchaser, Sub and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

                                           J.C. PENNEY COMPANY, INC.



                                           By:/s/ D.A. McKay
                                              ----------------------------------
                                              Name: D.A. McKay
                                                   -----------------------------
                                              Title: Senior Vice President and
                                                    ----------------------------
                                                         Chief Financial Officer

                                           BETA ACQUISITION CORP.




                                           By:/s/ Robert W. Hannan
                                              ----------------------------------
                                              Name: Robert W. Hannan
                                                   -----------------------------
                                              Title: President
                                                    ----------------------------



                                           /s/ Henry A. Panasci, Jr.
                                           -------------------------------------
                                           Henry A. Panasci, Jr.



                                           /s/ David H. Panasci
                                           -------------------------------------
                                           David H. Panasci

                                  Schedule 1


The Estate of Henry Panasci                     1,117,175

Henry A. Panasci, Jr.                           2,808,962

Henry A. Panasci, Jr., Trustee
under Trust Agreement with
Henry Panasci dated 9/11/69
f/b/o Beth Panasci                                488,451

Henry A. Panasci, Jr., Trustee
under Trust Agreement with
Henry Panasci dated 9/11/69
f/b/o David H. Panasci                            485,426

Henry A. Panasci, Jr., Trustee/*/
under Trust Agreement with
Henry Panasci dated 9/11/69
f/b/o Arlene Panasci                              672,298

David H. Panasci                                  329,545

David H. and Janice L. Panasci,
Joint Tenants                                       4,936



*These shares are covered by Section 8 "Fiduciary Obligations" of the Stockholders Agreement

                                                                    APPENDIX II

                   [LETTERHEAD OF BEAR, STEARNS & CO. INC.]

                                                                         [Date]

Board of Directors
Fay's Incorporated
7245 Henry Clay Boulevard
Liverpool, New York 13088

Members of the Board:

  We understand that Fay's Incorporated ("Fay's"), J.C. Penney Company, Inc. ("JCPenney") and Beta Acquisition Corp. ("Beta"), a direct wholly owned subsidiary of JCPenney, have entered into an Agreement and Plan of Merger dated August 5, 1996 (the "Merger Agreement") pursuant to which, among other things, Beta will be merged with and into Fay's and each share of Fay's common stock will be converted into such number of shares of common stock of JCPenney as equals $12.75 (the "Merger"), subject to adjustment as set forth in the Merger Agreement. The terms and conditions of the Merger are set forth in more detail in the Merger Agreement. You have provided us with the Merger Agreement, in substantially final form.

  You have asked us to render our opinion as to whether the consideration to be received in the Merger by the shareholders of Fay's is fair, from a financial point of view, to such shareholders.

  In the course of our analyses for rendering this opinion, we have:

    1. reviewed the Merger Agreement;

    2. reviewed Fay's Annual Reports to Shareholders and Annual Reports on Form 10-K for the fiscal years ended 1992 through 1996, and its Quarterly Report on Form 10-Q for the period ended April 27, 1996;

    3. reviewed certain operating and financial information, including projections, provided to us by management relating to Fay's business and prospects;

    4. met with certain members of Fay's senior management to discuss its operations, historical financial statements and future prospects;

    5. visited Fay's headquarters facility in Liverpool, New York;

    6. reviewed the historical prices and trading volumes of the common shares of Fay's;

    7. reviewed publicly available financial data and stock market performance data of companies which we deemed generally comparable to Fay's;

    8. reviewed the terms of recent acquisitions of companies which we deemed generally comparable to Fay's;

    9. reviewed JCPenney's Annual Reports to Shareholders and Annual Reports on Form 10-K for the fiscal years ended 1992 through 1996, and its Quarterly Report on Form 10-Q for the period ended April 27, 1996 and reviewed the historical prices and trading volumes of the common shares of JCPenney; and

    10. conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

  In the course of our review, we have relied upon and assumed the accuracy and completeness of the financial and other information provided to us by Fay's. With respect to Fay's projected financial results, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Fay's as to its expected future performance. We have not assumed any responsibility for the information or projections provided to us and we have further relied upon the assurances of

                                     AII-1
the management of Fay's that they are unaware of any facts that would make the information or projections provided to us incomplete or misleading. In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets of Fay's or JCPenney. Our opinion is necessarily based on economic, market and other conditions, and the information made available to us, as of the date hereof.

  Based on the foregoing, it is our opinion that the consideration to be received in the Merger by the shareholders of Fay's is fair, from a financial point of view, to such shareholders.

  We have acted as financial advisor to Fay's in connection with the Merger and will receive a fee for such services, payment of a significant portion of which is contingent upon the consummation of the Merger.

                                          Sincerely,

                                          Bear, Stearns & Co. Inc.

                                                     /s/ Jerry Marcus
                                          By: ----------------------------------
                                                     MANAGING DIRECTOR


                                     AII-2

                                                                   APPENDIX III

             SECTION 623 OF THE NEW YORK BUSINESS CORPORATION LAW

    PROCEDURE TO ENFORCE SHAREHOLDER'S RIGHT TO RECEIVE PAYMENT FOR SHARES.

  (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation, before the meeting of shareholders at which the action is submitted to a vote, or at such meeting but before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

  (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

  (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number and classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph (g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

  (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

  (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.


                                    AIII-1

  (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of the transfer.

  (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation, shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received and the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by
(1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of the making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet, or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

  (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

    (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is

                                    AIII-2
  a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

    (2) If the corporation fails to institute such proceeding within such period of twenty days, any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

    (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceedings, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

    (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares, which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

    (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

    (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

    (7) Each party to such proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all of the dissenting shareholders who are parties to the proceeding against the corporation if the court finds any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advance payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in this section was arbitrary, vexatious or otherwise not in good faith. In making any determination as provided in clause (A), the court

                                    AIII-3
  may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

    (8) Within sixty days after final determination of the proceeding, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificate for any such shares represented by certificates.

  (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be canceled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

  (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

    (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

    (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obligated to satisfy when the restrictions of this paragraph do not apply.

    (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

  (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

  (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

  (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).

                                    AIII-4

             SECTION 910 OF THE NEW YORK BUSINESS CORPORATION LAW

  RIGHT OF SHAREHOLDER TO RECEIVE PAYMENT FOR SHARES UPON MERGER OR CONSOLIDATION, OR SALE, LEASE EXCHANGE OR OTHER DISPOSITION OF ASSETS, OR SHARE EXCHANGE.

  (a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

    (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in subparagraphs (A), (B) and (C).

      (A) Any plan of merger or consolidation to which the corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available:

        (i) To a shareholder of the parent corporation in a merger authorized by section 905 (Merger of parent and subsidiary corporations), or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); and

        (ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subparagraph (i), unless such merger effects one or more of the changes specified in subparagraph (b)(6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder.

      (B) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all its net assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

      (C) Any share exchange authorized by section 913 in which the corporation is participating as a subject corporation; except that the right to receive payment of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange.

    (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913. who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

                                    AIII-5

                                                        EXHIBIT 99.1
                                                      Preliminary Copy

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                              FAY'S INCORPORATED

PROXY                                                                 PROXY

     The undersigned hereby appoints [___________and___________], and each of them, with full power of substitution, and hereby authorizes each of them to represent the undersigned and vote, as designated below, all the shares of Common Stock, of the par value of $.10 per share ("Fay's Common Stock"), of Fay's Incorporated ("Fay's) held of record by the undersigned on ____________at the Special Meeting of the holders of shares of Fay's Common Stock to be held on _________, 1996, including any adjournment(s) or postponement(s) thereof (the "Special Meeting"), for the following purpose:

     To consider a proposal to approve and adopt the Agreement and Plan of Merger, dated as of August 5, 1996 (the "Merger Agreement"), relating to the merger of Beta Acquisition Corp., a New York corporation and a wholly owned subsidiary of J.C. Penney Company, Inc., a Delaware corporation ("JCPenney"), with and into Fay's pursuant to which each outstanding share of Fay's Common Stock will be converted into the right to receive a fractional share of JCPenney common stock, of 50c par value ("JCPenney Common Stock"), valued at $12.75, subject to a minimum per share exchange of .2253397 of a share of JCPenney Common Stock, a maximum per share exchange of .2754151 of a share of JCPenney Common Stock and appraisal rights, as more fully described in the Proxy Statement/Prospectus relating to the Special Meeting.

       [_] FOR                 [_] AGAINST                 [_] ABSTAIN


     The Board of Directors recommends a vote FOR the approval and adoption of the Merger Agreement.

                  (continued and to be signed on other side)


                          (continued from other side)

     This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the approval and adoption of the Merger Agreement.

                                                Dated                       1996
                                                      ---------------------,

                                                --------------------------------
                                                            Signature

                                                --------------------------------
                                                    Signature if Held Jointly

                                                Please sign exactly as name
                                                appears herein. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney, executor,
                                                administrator, trustee or
                                                guardian, please give full title
                                                as such. If a corporation,
                                                please sign in full corporate
                                                name by duly authorized officer.
                                                If a partnership, please sign in
                                                partnership name by authorized
                                                person.